REVOLVING CREDIT AGREEMENT


                            DATED as of June 4, 1997


                                  by and among


                             SASSCO FASHIONS, LTD.,


                          the Guarantors named herein,


                  The Lenders listed on SCHEDULE 1 hereto, and


                                BANKBOSTON, N.A.,
                       as Facility Agent for the Lenders,


                          BANCBOSTON SECURITIES, INC.,
                              as Syndication Agent


                               CITICORP USA, INC.,
                     as Documentation Agent for the Lenders,


                                       and


                             HELLER FINANCIAL, INC.,
                                   as co-Agent

                             SCHEDULES AND EXHIBITS


Schedule 1                 Lenders; Commitment Amounts
Schedule 4.8               Existing Letters of Credit
Schedule 8.3               Title to Properties; Leases
Schedule 8.7               Litigation
Schedule 8.19              Environmental Compliance
Schedule 8.20              Subsidiaries
Schedule 8.21              Bank Accounts
Schedule 8.23              Inventory Locations
Schedule 10.1              Indebtedness
Schedule 10.2              Liens
Schedule 10.3              Investments

Exhibit A                  Borrowing Base Report
Exhibit B                  Revolving Credit Note
Exhibit C                  Loan Request
Exhibit D-1                Agency Account Agreement - Store Accounts
Exhibit D-2                Agency Account Agreement - Non-Store Accounts
Exhibit E                  Principal Financial Officer Certificate
Exhibit F                  Assignment and Acceptance
Exhibit G                  Cash Collateral Agreement
Exhibit H                  Customs Agent Agreement

                           REVOLVING CREDIT AGREEMENT
                           --------------------------

         This REVOLVING CREDIT AGREEMENT is made as of June 4, 1997, by and among (a) SASSCO FASHIONS, LTD. (the "BORROWER"), a Delaware corporation having its principal place of business at 77 Metro Way, Secaucus, NJ 07094, (b) the Guarantors named herein, (c) the lending institutions listed on SCHEDULE 1 hereto (collectively, the "Lenders"), and (d) BANKBOSTON, N.A., as administrative and collateral agent for the Lenders (the "FACILITY AGENT"), BANCBOSTON SECURITIES, INC., as syndication agent (the "Syndication Agent"), CITICORP USA, INC., as documentation agent for the Lenders (the "DOCUMENTATION AGENT") and HELLER FINANCIAL, INC. as co-Agent hereunder (together with the Facility Agent and the Documentation Agent, the "AGENTS").

                   1. DEFINITIONS AND RULES OF INTERPRETATION.

         1.1. DEFINITIONS. The following terms shall have the meanings set forth in this ss.1 or elsewhere in the provisions of this Credit Agreement referred to below:

         ACCOUNTS RECEIVABLE. All rights of the Borrower or any of its Subsidiaries to payment for goods sold, leased or otherwise marketed in the ordinary course of business and all rights of the Borrower or any of its Subsidiaries to payment for services rendered in the ordinary course of business and all sums of money or other proceeds due thereon pursuant to transactions with account debtors, except for that portion of the sum of money or other proceeds due thereon that relate to sales, use or property taxes in conjunction with such transactions, recorded on books of account in accordance with generally accepted accounting principles.

         AEL. Asia Expert Limited, a company organized under the laws of Hong Kong.

         AFFILIATE. Any Person that would be considered to be an affiliate of the Borrower or any of its Subsidiaries under Rule 144(a) of the Rules and Regulations of the Securities and Exchange Commission, as in effect on the date hereof, if the Borrower or such Subsidiary were issuing securities.

         AGENCY ACCOUNT AGREEMENT. Any Agency Account Agreement in the form of EXHIBIT D-1 OR EXHIBIT D-2 attached hereto (or a form otherwise approved by the Facility Agent in its sole discretion) entered into by the

Borrower, the Facility Agent and a depository institution satisfactory to the Facility Agent.

         AGENTS.  As defined in the preamble hereto.

         APPROVED CUSTOMS BROKER. A customs broker satisfactory to the Facility Agent which has entered into a Customs Agent Agreement with the Facility Agent and the Borrower.

         ASSIGNMENT AND ACCEPTANCE.  See ss.20.1.

         BALANCE SHEET DATE.  December 28, 1996.

         BANKRUPTCY COURT. The United States Bankruptcy Court for the Southern District of New York or such other court having jurisdiction over the Chapter 11 cases.

         BASE RATE. The higher of (i) the annual rate of interest announced from time to time by the Facility Agent at its head office in Boston, Massachusetts, as its "base rate" and (ii) one-half of one percent (0.50%) above the Federal Funds Effective Rate. For the purposes of this definition, "Federal Funds Effective Rate" shall mean for any day, the rate per annum equal to the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average of the quotations for such day on such transactions received by the Facility Agent from three funds brokers of recognized standing selected by the Facility Agent.

         BASE RATE APPLICABLE MARGIN. At all times from the Closing Date through the first Performance Adjustment Date, seventy-five one-hundredths percent (0.75%), and thereafter, the percentage determined by reference to the provisions of ss.6.12.

         BASE RATE LOANS. Revolving Credit Loans bearing interest calculated by reference to the Base Rate.

         BORROWER.  As defined in the preamble hereto.

         BORROWING BASE. At the relevant time of reference thereto, an amount determined by the Facility Agent by reference to the most recent Borrowing Base Report delivered to the Lenders and the Facility Agent pursuant to ss.9.4(f), which is equal to the sum of:

                  (a)  If the Heller Factoring Agreement is in effect,

                  (i) 90% of Accounts Receivable (net of any credits, rebates, offsets, holdbacks, claims, unapplied cash or other adjustments or commissions payable to third parties that are adjustments to such Accounts Receivable) which the Facility Agent shall be reasonably satisfied that Heller has an unconditional obligation to purchase pursuant to the Heller Factoring Agreement; PLUS

                  (ii) 70% of Eligible Receivables which Heller does not have an obligation to purchase pursuant to the Heller Factoring Agreement; MINUS;

                  (iii) an amount equal to the sum of (A) 12% of Item (a)(i) PLUS (B) 12% of Item (a)(ii); PLUS

                  (b)      if the Heller Factoring Agreement is not in effect,

                  (i)      85% of Eligible Receivables; MINUS

                  (ii)     an amount equal to 12% of Item (b)(i); PLUS

                  (c) 50% of Eligible Inventory consisting of finished goods located within the United States of America, PROVIDED, HOWEVER that for any period listed in the table below, the aforementioned percentage rate shall be the percentage rate corresponding to such period in the table below:


           PERIOD                        ADVANCE RATE
-----------------------------   --------------------------------

-----------------------------   --------------------------------
6/21/97 - 7/20/97                             55%
-----------------------------   --------------------------------
7/21/97 - 8/20/97                             60%
-----------------------------   --------------------------------
8/21/97 - 9/20/97                             60%
-----------------------------   --------------------------------
1/21/98 - 2/20/98                             60%
-----------------------------   --------------------------------
2/21/98 - 3/20/98                             55%
-----------------------------   --------------------------------
7/21/98 - 8/20/98                             55%
-----------------------------   --------------------------------
1/21/99 - 2/20/99                             60%
-----------------------------   --------------------------------
2/21/99 - 3/20/99                             55%
-----------------------------   --------------------------------
7/21/99 - 8/20/99                          55%; PLUS
-----------------------------   --------------------------------

                  (d) 25% of Eligible Inventory consisting of piece goods which are located within the United States of America; plus

                  (e) the  lesser of (i)  $9,000,000  and (ii) 25% of the SUM of
         (A)  Eligible  Inventory  consisting  of piece goods stored in the Hong
         Kong

         Warehouse ("HONG KONG PIECE GOODS") PLUS (B) the Maximum Drawing Amount of Letters of Credit issued by the Facility Agent hereunder in connection with the purchase by AEL (or as applicable, the Borrower) of inventory consisting of piece goods which are to be delivered to the Hong Kong Warehouse, with respect to which AEL (or as applicable, the Borrower) has not yet taken title and which goods shall meet the requirements set forth in the definition of "Eligible Inventory" upon the receipt thereof by AEL (or as applicable, the Borrower) and payment therefor under such Letter of Credit so long as such Letters of Credit can not be drawn upon until either (I) the piece goods covered thereby become Hong Kong Piece Goods or (II) all title documents relating to such piece goods have been consigned (endorsed) to the Facility Agent in a manner reasonably acceptable to the Facility Agent and the Facility Agent or an Approved Customs Broker is in possession of all documents of title relating to such piece goods; PLUS

                  (f) 50% of Eligible Inventory consisting of finished goods in transit to an Eligible Port ("IN TRANSIT INVENTORY"); PROVIDED,
         HOWEVER, that for any period listed in the table below, the aforementioned percentage rate shall be the percentage rate corresponding to such period in the table below:


           PERIOD                                  ADVANCE RATE
-----------------------------   --------------------------------

-----------------------------   --------------------------------
6/21/97 - 7/20/97                             55%
-----------------------------   --------------------------------
7/21/97 - 8/20/97                             60%
-----------------------------   --------------------------------
8/21/97 - 9/20/97                             60%
-----------------------------   --------------------------------
1/21/98 - 2/20/98                             60%
-----------------------------   --------------------------------
2/21/98 - 3/20/98                             55%
-----------------------------   --------------------------------
7/21/98 - 8/20/98                             55%
-----------------------------   --------------------------------
1/21/99 - 2/20/99                             60%
-----------------------------   --------------------------------
2/21/99 - 3/20/99                             55%
-----------------------------   --------------------------------
7/21/99 - 8/20/99                          55%; PLUS
-----------------------------   --------------------------------

                  (g) 50% of the Maximum Drawing Amount of documentary Letters of Credit issued by the Facility Agent hereunder, in a form reasonably acceptable to the Facility Agent, in connection with the purchase by the Borrower of inventory consisting of finished goods, with respect to which the Borrower has not yet taken title and which goods shall meet the requirements set forth in the definition of "Eligible Inventory" upon the receipt thereof by the Borrower and payment therefor under such Letter of Credit so long as such

         Letters of Credit cannot be drawn until the inventory covered thereby becomes In Transit Inventory; plus

                  (h) 100% of the Maximum Drawing Amount of documentary Letters of Credit issued by the Facility Agent hereunder in connection with the purchase by the Borrower of inventory consisting of cut, make and trim inventory, with respect to which the Borrower has not yet taken title and which goods shall meet the requirements set forth in the definition of "Eligible Inventory" upon the receipt thereof by the Borrower and payment therefor under such Letter of Credit, so long as (i) such Letters of Credit cannot be drawn until the inventory covered thereby becomes In Transit Inventory and (ii) the value of the inventory covered by each such Letter of Credit shall not be less than 200% of the Maximum Drawing Amount of each such Letter of Credit; PLUS

                  (i) 100% of cash and Cash Equivalents in the Cash Collateral Account; MINUS

                  (j) the Landlord Lien Reserve; MINUS

                  (k) such reserves as the Facility Agent may determine from time to time in its reasonable discretion consistent with the Facility Agent's usual business practices and policies.

For purposes of determining the Borrowing Base, the value of inventory shall be its net book value (determined on a first-in first-out basis of lower of cost or market in accordance with generally accepted accounting principles). Inventory may not be counted in more than one part of this definition of Borrowing Base. For purposes of this Credit Agreement and the other Loan Documents, the Facility Agent may assume, subject to adjustment based upon the provisions of this Credit Agreement, that the Borrowing Base in effect on any given date is the Borrowing Base as indicated on the most recent Borrowing Base Report delivered on a timely basis to the Lenders and the Agents in accordance with the provisions of ss.9.4(f) hereof.

         BORROWING BASE REPORT. A Borrowing Base Report signed by the chief financial officer, the president, the treasurer, the chief operating officer, or the comptroller of the Borrower and in substantially the form of EXHIBIT A hereto.

         BUSINESS DAY. Any day (other than Saturday or Sunday) on which banking institutions in Boston, Massachusetts, are open for the transaction of banking business and on which each of the Agents shall be open for business and, in the case of Eurodollar Rate Loans, also a day which is a Eurodollar Business Day.

         CAPITAL ASSETS. Any property or other fixed assets, both tangible (such as land, buildings, fixtures, machinery and equipment) and intangible (such as patents, copyrights, trademarks, franchises and good will); PROVIDED that Capital Assets shall not include any item customarily charged directly to expense or depreciated over a useful life of twelve (12) months or less in accordance with generally accepted accounting principles.

         CAPITAL EXPENDITURES. Amounts paid or indebtedness incurred by the Borrower or any of its Subsidiaries in connection with the purchase or lease by the Borrower or any of its Subsidiaries of Capital Assets that would be required to be capitalized and shown on the balance sheet of such Person in accordance with generally accepted accounting principles.

         CAPITALIZED LEASES. Leases under which the Borrower or any of its Subsidiaries is the lessee or obligor, the discounted future rental payment obligations under which are required to be capitalized on the balance sheet of the lessee or obligor in accordance with generally accepted accounting principles.

         CASH COLLATERAL ACCOUNT. The cash collateral account in the name of the Borrower but under the sole dominion and control of the Facility Agent and subject to the Cash Collateral Agreement.

         CASH COLLATERAL AGREEMENT.  See ss.4.7.

         CASH  EQUIVALENTS.  Items  listed  in  paragraphs  (a),  (b) and (c) of
Section 10.3 hereof.

         CERCLA.  See ss.8.19.

         CHAPTER 11 CASE. The case of The Leslie Fay Companies, Inc. and certain of its affiliates, under Chapter 11 of Title 11 of the United States Bankruptcy Code, bearing the Chapter 11 Case No. 93B41724 et seq. (TLB) (Jointly Administered).

         CLEAN-UP DAYS. As of any Performance Adjustment Date, the number of consecutive calendar days during the immediately preceding fiscal year of the Borrower on which (i) the sum of the Maximum Drawing Amount and all Unpaid Reimbursement Obligations was less than $32,000,000 and (ii) the amount of Revolving Credit Loans outstanding was equal to $0.

         CLEAN-DOWN DAYS. As of any Performance Adjustment Date, the number of consecutive calendar days during the immediately preceding fiscal year of the Borrower on which the amount of Revolving Credit Loans outstanding was less than $20,000,000.

         CLOSING DATE. The first date on which the conditions set forth in ss.12 have been satisfied and any Revolving Credit Loans are to be made or any Letter of Credit is to be issued hereunder.

         CODE. The Internal Revenue Code of 1986 and the regulations promulgated thereunder.

         COLLATERAL. All of the property, rights and interests of the Borrower and its Subsidiaries that are or are intended to be subject to the security interests created by the Security Documents.

         COMMITMENT.  With  respect  to each  Lender,  the  amount  set forth on
SCHEDULE 1 hereto as the amount of such Lender's commitment to make Loans to, and to participate in the issuance, extension and renewal of Letters of Credit for the account of, the Borrower, as the same may be reduced from time to time; or if such commitment is terminated pursuant to the provisions hereof, zero.

         COMMITMENT FEE RATE. At all times from the Closing Date through the first Performance Adjustment Date, one- half of one percent (0.50%), and thereafter, the percentage determined by reference to the provisions of ss.6.12.

         COMMITMENT PERCENTAGE. With respect to each Lender, the percentage set forth on SCHEDULE 1 hereto as such Lender's percentage of the aggregate Commitments of all of the Lenders.

         CONFIRMATION ORDER.  See ss.12.21.

         CONSOLIDATED OR CONSOLIDATED. With reference to any term defined herein, shall mean that term as applied to the accounts of the Borrower and its Subsidiaries, consolidated in accordance with generally accepted accounting principles.

         CONSOLIDATED EBITDA. For any period the RESULT of (A) Consolidated Net Income, PLUS (B) to the extent included in the calculation of Consolidated Net Income and without duplication, the SUM of (i) Consolidated Total Interest Expense, PLUS (ii) income tax expense for such period, PLUS (iii) depreciation and amortization, PLUS (iv) all other non-cash charges and non-cash reserves taken during such period

(including any non-cash charges related to the issuance or grant of stock options with respect to the Borrower's capital stock), PLUS (v) extraordinary charges or expenses associated with the Borrower's reorganization, MINUS (C) to the extent included in the calculation of Consolidated Net Income and without duplication, extraordinary items of gain or income, in each case determined on a consolidated basis for the Borrower and its Subsidiaries in accordance with generally accepted accounting principles. For purposes of calculating Consolidated EBITDA for the fiscal month of the Borrower ending April 5, 1997 there shall be added to the actual amount of Consolidated EBITDA an amount up to $161,000 to the extent such amount represents amounts listed on SCHEDULE 2 which were deducted in the computation of Consolidated Net Income for such period. For purposes of calculating Consolidated EBITDA for the fiscal month of the Borrower ending May 31, 1997 there shall be added to the actual amount of Consolidated EBITDA an amount up to $270,000 to the extent such amount represents amounts listed on SCHEDULE 2 which were deducted in the computation of Consolidated Net Income for such period.

         CONSOLIDATED NET INCOME. The consolidated net income (or deficit) of the Borrower and its Subsidiaries, after deduction of all expenses, taxes, and other proper charges, determined in accordance with generally accepted accounting principles, after eliminating therefrom all extraordinary nonrecurring items of gain or income and before any adjustments for LIFO inventory expense for the Borrower and its Subsidiaries.

         CONSOLIDATED OPERATING CASH FLOW. With respect to the Borrower and its Subsidiaries and for any fiscal period, an amount equal to the RESULT (without duplication) of (i) Consolidated EBITDA, MINUS (ii) cash payments for all taxes paid during such period, MINUS (iii) Capital Expenditures made during such period.

         CONSOLIDATED TOTAL DEBT SERVICE. With respect to the Borrower and its Subsidiaries and for any fiscal period, the SUM (without duplication) of (i) Consolidated Total Interest Expense for such period PLUS (ii) Consolidated Total Financial Obligations for such period.

         CONSOLIDATED TOTAL FINANCIAL OBLIGATIONS. With respect to the Borrower and its Subsidiaries on a consolidated basis and for any fiscal period, an amount equal to the SUM (without duplication) of all principal payments on Funded Debt that become due and payable or that are to become due and payable during such fiscal period pursuant to any agreement or instrument to which the Borrower or any of its Subsidiaries is a party relating to the borrowing of money or the obtaining of credit or in respect of Capitalized Leases. Demand obligations shall be deemed to be due and payable during any fiscal year during which such obligations are outstanding.

         CONSOLIDATED TOTAL INTEREST EXPENSE. For any period, the aggregate amount of interest required to be paid or accrued by the Borrower and its Subsidiaries on a consolidated basis during such period on all Indebtedness of the Borrower and its Subsidiaries on a consolidated basis outstanding during all or any part of such period, whether such interest was or is required to be reflected as an item of expense or capitalized, including payments consisting of interest in respect of Capitalized Leases and including commitment fees, agency fees, cash loan fees, letter of credit fees, facility fees, balance deficiency fees and similar fees or expenses in connection with the borrowing of money or the obtaining of credit.

         CONVERSION REQUEST. A notice given by the Borrower to the Facility Agent of the Borrower's election to convert or continue a Loan in accordance with ss.2.7.

         CREDIT AGREEMENT. This Revolving Credit Agreement, including the Schedules and Exhibits hereto.

         CUSTOMS AGENT AGREEMENT. A Customs Agent Agreement, substantially in the form of EXHIBIT H hereto, entered into among the Facility Agent, the Borrower and an Approved Customs Broker.

         DEBT SERVICE COVERAGE RATIO. For any fiscal period, the ratio of (i) Consolidated Operating Cash Flow for such period to (ii) Consolidated Total Debt Service for such period.

         DEFAULT.  See ss.14.1.

         DISTRIBUTION. The declaration or payment of any dividend on or in respect of any shares of any class of capital stock of the Borrower, other than dividends payable solely in shares of common stock, warrants, options or other similar equity securities representing the right to acquire common stock of the Borrower; the purchase, redemption, or other retirement of any shares of any class of capital stock of the Borrower, other than by way of issuance of shares of common stock; directly or indirectly through a Subsidiary of the Borrower or otherwise; the return of capital by the Borrower to its shareholders as such; or any other distribution on or in respect of any shares of any class of capital stock of the Borrower.

         DOCUMENTATION AGENT.  As defined in the preamble hereto.

         DOLLARS or $. Dollars in lawful currency of the United States of America.

         DOMESTIC LENDING OFFICE. Initially, the office of each Lender designated as such in SCHEDULE 1 hereto; thereafter, such other office of such Lender, if any, located within the United States that will be making or maintaining Base Rate Loans.

         DRAWDOWN DATE. The date on which any Revolving Credit Loan is made or is to be made, and the date on which any Revolving Credit Loan is converted or continued in accordance with ss.2.7.

         EFFECTIVE DATE.  As defined in the Plan.

         ELIGIBLE ASSIGNEE. Any of (i) a commercial bank or other financial institution organized under the laws of the United States, or any State thereof or the District of Columbia, and having total assets in excess of $1,000,000,000; (ii) a savings and loan association or savings bank organized under the laws of the United States, or any State thereof or the District of Columbia, and having a net worth of at least $100,000,000, calculated in accordance with generally accepted accounting principles; (iii) a commercial bank organized under the laws of any other country which is a member of the Organization for Economic Cooperation and Development (the "OECD"), or a political subdivision of any such country, and having total assets in excess of $1,000,000,000, PROVIDED that such bank is acting through a branch or agency located in the country in which it is organized or another country which is also a member of the OECD; (iv) the central bank of any country which is a member of the OECD; and (v) if, but only if, any Event of Default has occurred and is continuing, any other bank, insurance company, commercial finance company or other financial institution approved by the Facility Agent, such approval not to be unreasonably withheld.

         ELIGIBLE INVENTORY. With respect to the Borrower and AEL, finished goods and piece goods owned by the Borrower or, ONLY with respect to finished goods and piece goods inventory located in Hong Kong, AEL or the Borrower if the Borrower has taken all steps requested by the Facility Agent to grant to the Facility Agent, for the benefit of the Agents and the Lenders, a first-priority perfected charge over the assets of the Borrower located in Hong Kong, pursuant to such documentation (including, without limitation, a debenture, corporate authority documentation, and one or more legal opinion(s)) as shall be satisfactory, in form and substance, to the Facility Agent; PROVIDED that Eligible Inventory shall not include any inventory (a) held on consignment, or not otherwise owned by the Borrower or AEL or of a type no longer sold by the Borrower, (b) which has been returned by a customer or is damaged or subject to any legal encumbrance other than Permitted Liens, (c) which (i) if such goods are located in the United States, is not in the possession of the Borrower or any of its Subsidiaries unless the Facility Agent has received a waiver from the party in possession of such inventory in form and substance reasonably satisfactory to the Facility Agent or (ii) if such goods are in transit, with respect to which all documents of title relating to such Inventory have not been consigned to the Facility Agent in a manner reasonably acceptable to the Facility Agent and the Facility Agent or an Approved Customs Broker is not in possession of all documents of title relating to such goods, (d) which is held by the Borrower or any of its Subsidiaries on property leased by the Borrower or any of its Subsidiaries, unless the Facility Agent has received a waiver from the lessor of such leased property and, if any, sublessor thereof in form and substance reasonably satisfactory to the Facility Agent, (e) as to which the security interest of the Facility Agent has not been duly perfected under applicable local law, (f) which has been shipped to a customer of the Borrower or any of its Subsidiaries regardless of whether such shipment is on a consignment basis, (g) which the Facility Agent reasonably deems to be obsolete or not marketable or otherwise does not consider "Eligible Inventory", (h) which is reasonably deemed by the Facility Agent, based upon reasonable credit, commercial, accounting or other considerations, to be unacceptable for inclusion in Eligible Inventory, or (i) which is owned by the Borrower and located in Hong Kong unless the Borrower has taken all steps requested by the Facility Agent to grant to the Facility Agent, for the benefit of the Agents and the Lenders, a first-priority perfected charge over the assets of the Borrower located in Hong Kong, pursuant to such documentation (including, without limitation, a debenture, corporate authority documentation, and one or more legal opinion(s)) as shall be satisfactory, in form and substance, to the Facility Agent.

         ELIGIBLE PORT. Any of Anchorage, Alaska; New York City, New York; Newark, New Jersey; Los Angeles, California; Long Beach, California; San Francisco, California; Seattle, Washington; New Orleans, Louisiana; Miami, Florida; Philadelphia, Pennsylvania; and San Diego, California.

         ELIGIBLE RECEIVABLES. The aggregate of the unpaid portions of the Borrower's Accounts Receivable (net of any credits, rebates, offsets, holdbacks, unapplied cash or other adjustments or commissions payable to third parties that are adjustments to such Accounts Receivable) (a) that the Borrower reasonably and in good faith determines to be collectible; (b) that are with account debtors that (i) are not Affiliates or employees of the

Borrower, (ii) purchased the goods or services giving rise to the relevant Account Receivable in an arm's length transaction, (iii) are not insolvent or involved in any case or proceeding, whether voluntary or involuntary, under any bankruptcy, reorganization, arrangement, insolvency, adjustment of debt, dissolution, liquidation or similar law of any jurisdiction, (iv) are, in the Facility Agent's reasonable judgment, creditworthy and (v) are not the United States of America or any state or other subdivision thereof; (c) that are in payment of obligations that have been fully performed and are not subject to dispute or any other similar claims that would reduce the cash amount payable therefor; (d) that are not subject to any pledge, restriction, security interest or other lien or encumbrance other than Permitted Liens; (e) in which the Facility Agent has a valid and perfected first priority security interest; (f) that are not outstanding for more than (i) sixty (60) days past the due date therefor or (ii) ninety (90) days past the earlier to occur of (A) the date of the respective invoices therefor and (B) the date of shipment thereof in the case of goods or the end of the calendar month following the provision thereof in the case of services; (g) that are not due from an account debtor located in Indiana, Minnesota or New Jersey unless the Borrower (i) has received a certificate of authority to do business and is in good standing in such state or
(ii) has filed a notice of business activities report with the appropriate office or agency of such state for the current year; (h) that are not due from any single account debtor if more than fifty percent (50%) of the aggregate amount of all Accounts Receivable owing from such account debtor would otherwise not be Eligible Receivables; (i) that are payable in Dollars; (j) that are not payable from an office outside of the United States; (k) that are not secured by a letter of credit unless the Facility Agent has a prior, perfected security interest in such letter of credit; and (l) that relate to goods which have been shipped by the Borrower and are not the subject of a bill and hold arrangement.

         EMPLOYEE BENEFIT PLAN. Any employee benefit plan within the meaning of ss.3(3) of ERISA maintained or contributed to by the Borrower or any ERISA Affiliate, other than a Multiemployer Plan.

         ENVIRONMENTAL LAWS.  See ss.8.19(a).

         EPA.  See ss.8.19(a).

         ERISA. The Employee Retirement Income Security Act of 1974 and the regulations promulgated thereunder.

         ERISA AFFILIATE. Any Person which is treated as a single employer with the Borrower under ss.414(a), (b), (m) or (o) of the Code.

         ERISA REPORTABLE EVENT. A reportable event with respect to a Guaranteed Pension Plan within the meaning of ss.4043 of ERISA and the regulations promulgated thereunder as to which the requirement of notice has not been waived.

         EUROCURRENCY RESERVE RATE. For any day with respect to a Eurodollar Rate Loan, the maximum rate (expressed as a decimal) at which any lender subject thereto would be required to maintain reserves under Regulation D of the Board of Governors of the Federal Reserve System (or any successor or similar regulations relating to such reserve requirements) against "Eurocurrency Liabilities" (as that term is used in Regulation D), if such liabilities were outstanding. The Eurocurrency Reserve Rate shall be adjusted automatically on and as of the effective date of any change in the Eurocurrency Reserve Rate.

         EURODOLLAR BUSINESS DAY. Any day (other than Saturday or Sunday) on which commercial banks are open for international business (including dealings in Dollar deposits) in London or such other eurodollar interbank market as may be reasonably selected by the Facility Agent in its sole discretion acting in good faith.

         EURODOLLAR LENDING OFFICE. Initially, the office of each Lender designated as such in SCHEDULE 1 hereto; thereafter, such other office of such Lender, if any, that shall be making or maintaining Eurodollar Rate Loans.

         EURODOLLAR RATE. For any Interest Period with respect to a Eurodollar Rate Loan, the rate of interest equal to (i) the rate per annum (rounded upwards to the nearest 1/16 of one percent) at which the Facility Agent's Eurodollar Lending Office is offered Dollar deposits two Eurodollar Business Days prior to the beginning of such Interest Period in the interbank eurodollar market where the eurodollar and foreign currency and exchange operations of such Eurodollar Lending Office are customarily conducted, for delivery on the first day of such Interest Period for the number of days comprised therein and in an amount comparable to the amount of the Eurodollar Rate Loan to which such Interest Period applies, divided by (ii) a number equal to 1.00 minus the Eurocurrency Reserve Rate, if applicable.

         EURODOLLAR RATE APPLICABLE MARGIN. At all times from the Closing Date through the first Performance Adjustment Date, two and seventy-five one hundredths percent (2.75%), and thereafter, the percentage determined by reference to the provisions of ss.6.12.

         EURODOLLAR  RATE  LOANS.   Revolving   Credit  Loans  bearing  interest
calculated by reference to the Eurodollar Rate.

         EVENT OF DEFAULT.  See ss.14.1.

         EXISTING CREDIT AGREEMENT. The Post-Petition Credit Agreement, dated as of May 2, 1995, among The Leslie Fay Companies, Inc., the Guarantors named therein, the Lenders named therein, and FNBB and BankAmerica Business Credit, Inc., as facility agents thereunder and FNBB as administrative agent thereunder, as amended from time to time.

         EXISTING LETTERS OF CREDIT.  See ss.4.8.

         FACILITY AGENT.  As defined in the preamble hereto.

         FACILITY AGENT'S FEE.  See ss.6.1.

         FACILITY AGENT'S HEAD OFFICE. The Facility Agent's head office located at 100 Federal Street, Boston, Massachusetts 02110, or at such other location as the Facility Agent may designate from time to time.

         FACILITY AGENT'S SPECIAL COUNSEL. Bingham, Dana & Gould LLP or such other counsel as may be approved by the Facility Agent.

         FEE LETTER. The separate letter agreement, dated as of March 3, 1997, between the Borrower and the Facility Agent.

         FNBB.  BankBoston,   N.A.,  a  national  banking  association,  in  its
individual capacity.

         FNBB CONCENTRATION ACCOUNT.  See ss.9.15 hereof.

         FUNDED DEBT. With respect to the Borrower and its Subsidiaries on a consolidated basis and without duplication, the aggregate amount of all Indebtedness of such Persons for borrowed money, the deferred purchase price of assets and Capitalized Leases.

         GENERALLY ACCEPTED ACCOUNTING PRINCIPLES. (a) When used in (i) ss.11, whether directly or indirectly through reference to a capitalized term used therein or (ii) in the definition of "Indebtedness", means (A) principles that are consistent with the principles promulgated or adopted by the Financial Accounting Standards Board and its predecessors, in effect for the fiscal year ended on the Balance Sheet Date, and (B) to the extent consistent with such principles, the accounting practice of the Borrower reflected in its financial statements for the year ended on the Balance Sheet Date, and (b) when used in general, other than as provided above, means principles that are (i) consistent with the principles promulgated or adopted by the Financial Accounting Standards Board and its predecessors, as in effect from time to time, and (ii) consistently applied with past financial statements of the Borrower adopting the same principles, provided that in each case referred to in this definition of "generally accepted accounting principles" a certified public accountant would, insofar as the use of such accounting principles is pertinent, be in a position to deliver an unqualified opinion (other than a qualification regarding changes in generally accepted accounting principles) as to financial statements in which such principles have been properly applied.

         GREEN SHEETS.  See ss.9.17.

         GUARANTEED PENSION PLAN. Any employee pension benefit plan within the meaning of ss.3(2) of ERISA maintained or contributed to by the Borrower or any ERISA Affiliate the benefits of which are guaranteed on termination in full or in part by the PBGC pursuant to Title IV of ERISA, other than a Multiemployer Plan.

         GUARANTORS. Each of the undersigned Subsidiaries of the Borrower executing the signature page to this Credit Agreement as "guarantor", and each additional Person which shall become a Guarantor hereunder.

         GUARANTY.  The Guaranty contained in ss.5 hereof.

         HAZARDOUS SUBSTANCES.  See ss.8.19(b).

         HELLER.  Heller Financial, Inc., a Delaware corporation.

         HELLER FACTORING AGREEMENT. The factoring agreement dated June 4, 1997 by and between the Borrower and Heller, and any renewals or extensions thereof, in each case, in form and substance acceptable to the Lenders and the Facility Agent.

         HONG KONG SECURITY DOCUMENTS. Collectively, (i) the several Corporate Debentures, executed by each of AEL, Viewmon Limited and Tomwell Limited, in each case, in favor of the Facility Agent; (ii) the several agreements of Guarantee and Indemnity, executed by each of AEL, Viewmon Limited and Tomwell
Limited, in each case, in favor of the Facility Agent; (iii) the several Mortgage of Shares agreements, given by the Borrower with respect to the shares of AEL and by AEL with respect to the shares of Viewmon Limited and Tomwell Limited; (iv) the Deed of Counter-Indemnity given by the Borrower in favor of AEL, Viewmon Limited and Tomwell Limited; and (v) the Line of Credit executed by the Borrower and AEL.

         HONG KONG WAREHOUSE. The warehouse facility located at: 6Fl-8Fl, 1-12 Ka Ting Road, Kwai Chung, N.T., Kowloon, Hong Kong, leased to Asia Expert, Limited pursuant to the Tenancy Agreement, by and between the Tino Level Limited and Asia Expert Limited, dated January 21, 1997.

         INDEBTEDNESS. All obligations, contingent and otherwise, that in accordance with generally accepted accounting principles should be classified upon the obligor's balance sheet as liabilities, or to which reference should be made by footnotes thereto, including in any event and whether or not so classified: (i) all debt and similar monetary obligations, whether direct or indirect; (ii) all liabilities secured by any mortgage, pledge, security interest, lien, charge or other encumbrance existing on property owned or acquired subject thereto, whether or not the liability secured thereby shall have been assumed; and (iii) all guarantees, endorsements and other contingent obligations whether direct or indirect in respect of indebtedness of others, including any obligation to supply funds to or in any manner to invest in, directly or indirectly, the debtor, to purchase indebtedness, or to assure the owner of indebtedness against loss, through an agreement to purchase goods, supplies, or services for the purpose of enabling the debtor to make payment of the indebtedness held by such owner or otherwise, and the obligations to reimburse the issuer in respect of any letters of credit.

         INTEREST PAYMENT DATE. (i) As to any Base Rate Loan, the last day of each calendar month, including the month which includes the Drawdown Date thereof; and (ii) as to any Eurodollar Rate Loan in respect of which the Interest Period is (A) 3 months or less, the last day of such Interest Period and (B) more than 3 months, the date that is 3 months from the first day of such Interest Period and, in addition, the last day of such Interest Period.

         INTEREST PERIOD. With respect to each Revolving Credit Loan, (i) initially, the period commencing on the Drawdown Date of such Loan and ending on the last day of one of the periods set forth below, as selected by the Borrower in a Loan Request (A) for any Base Rate Loan, the last day of the calendar month; and (B) for any Eurodollar Rate Loan, 1, 2, 3 or 6 months; and (ii) thereafter, each period commencing on the first day after the last day of the next preceding Interest Period applicable to such Revolving Credit Loan and ending on the last day of one of the periods set forth above, as selected by the Borrower in a Conversion Request; PROVIDED that all of the foregoing provisions relating to Interest Periods are subject to the following:

                  (a) if any Interest Period with respect to a Eurodollar Rate Loan would otherwise end on a day that is not a Eurodollar Business Day, that Interest Period shall be extended to the next succeeding Eurodollar Business Day unless the result of such extension would be to carry such Interest Period into another calendar month, in which event such Interest Period shall end on the immediately preceding Eurodollar Business Day;

                  (b) if any Interest Period with respect to a Base Rate Loan would end on a day that is not a Business Day, that Interest Period shall end on the next succeeding Business Day;

                  (c) if the Borrower shall fail to give notice as provided in ss.2.7, the Borrower shall be deemed to have requested a conversion of the affected Eurodollar Rate Loan to a Base Rate Loan and the continuance of all Base Rate Loans as Base Rate Loans on the last day of the then current Interest Period with respect thereto;

                  (d) any Interest Period relating to any Eurodollar Rate Loan that begins on the last Eurodollar Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Eurodollar Business Day of a calendar month; and

                  (e) any Interest Period relating to any Eurodollar Rate Loan that would otherwise extend beyond the Revolving Credit Loan Maturity Date shall end on the Revolving Credit Loan Maturity Date.

         INVENTORY COVERAGE RATIO. The ratio of inventory to accounts receivable. As used in this definition of Inventory Coverage Ratio and ss.11.3 only, (a) "inventory" shall mean the SUM of "Other AR" PLUS "Inventory" PLUS "Other Inventory" and (b) "accounts receivable" shall mean "Accounts Receivable, gross", in each case as such terms are used in the Borrower's projections delivered to the Lenders and the Facility Agent pursuant to ss.8.4.2.

         INVESTMENTS. All expenditures made and all liabilities incurred (contingently or otherwise) for the acquisition of stock or Indebtedness of, or for loans, advances, capital contributions or transfers of property to, or in respect of any guaranties (or other commitments as described under Indebtedness), or obligations of, any Person. In determining the aggregate amount of Investments outstanding at any particular time: (i) the amount of any Investment represented by a guaranty shall be taken at not less than the principal amount of the obligations guaranteed and still outstanding; (ii) there shall be included as an Investment all interest accrued with respect to Indebtedness constituting an Investment unless and until such interest is paid; (iii) there shall be deducted in respect of each such Investment any amount received as a return of capital (but only by repurchase, redemption, retirement, repayment, liquidating dividend or liquidating distribution); (iv) there shall not be deducted in respect of any Investment any amounts received as earnings on such Investment, whether as dividends, interest or otherwise, except that accrued interest included as provided in the foregoing clause (ii) may be deducted when paid; and (v) there shall not be deducted from the aggregate amount of Investments any decrease in the value thereof.

         KASPER AGREEMENTS. Collectively, (i) the Sale Agreement, dated June 4, 1997, among the Borrower, ASL/K Licensing Corp., a Delaware corporation, Herbert Kasper and Forecast Designs, Inc., a New York corporation; (ii) the Reserved Licenses License Agreement, dated June 4, 1997, between the Borrower and
Forecast Designs, Inc.; (iii) the Trademark License Agreement, dated June 4, 1997, between the Borrower and ASL/K Licensing Corp.; (iv) the Employment, Consulting and Non-Competition Agreement, dated June 4, 1997, among the Borrower, ASL/K Licensing Corp. and Herbert Kasper; (v) Letter Agreement, dated May 29, 1997, from The Sassco Division of The Leslie Fay Companies, Inc. to Forecast Designs, Inc.; (vi) Trademark Assignment (Worldwide), dated June 1, 1997, from Forecast Designs, Inc. to the Borrower; (vii) Trademark Assignment (U.S.), dated June 1, 1997, from Forecast Designs, Inc. to the Borrower; (viii) Trademark Assignment (Canada), dated June 1, 1997, from Forecast Designs, Inc. to the Borrower; (ix) Consent and Trademark Assignment, dated June 1, 1997, between Herbert Kasper and the Borrower; (x) Letter of Credit Agreement, dated June 4, 1997, from the Borrower and ASL/K Licensing Corp. to Herbert Kasper;
(xi) Non-Disturbance Agreement, dated June 4, 1997, from the Facility Agent to Forecast Designs, Inc.; (xii) Letter Agreement, dated May 8, 1997, from Arthur
S. Levine to Herbert Kasper; and (xiii) Reserved Licenses letter, dated June 1, 1997, from the Borrower to Herbert Kasper and Forecast Designs, Inc.; in each case, in form and substance satisfactory to the Facility Agent.

         LANDLORD LIEN RESERVE. At any time of reference, an amount reasonably determined by the Facility Agent as a reserve against inventory located in locations with respect to which the landlord thereof may have a common law or statutory landlord's lien for past-due or future obligations senior in priority to the lien in favor of the Facility Agent for the benefit of the Lenders. It is understood by the parties hereto that, with respect to the Hong Kong Warehouse, the Landlord Lien Reserve shall be an amount equal to at least four (4) months rent for such facility, as such amount may be adjusted from time to time by the Facility Agent in accordance herewith.

         LENDERS.  As defined in the preamble hereto.

         LETTER OF CREDIT.  See ss.4.1.1.

         LETTER OF CREDIT APPLICATION.  See ss.4.1.1.

         LETTER OF CREDIT CASH COLLATERAL ACCOUNT.  See ss.4.7.

         LETTER OF CREDIT FEE.  See ss.4.6.

         LETTER OF CREDIT FEE RATE. At all times from the Closing Date through the first Performance Adjustment Date, one and seventy-five one-hundredths percent (1.75%) per annum, and thereafter, the percentage determined by reference to the provisions of ss.6.12.

         LETTER OF CREDIT PARTICIPATION.  See ss.4.1.4.

         LOAN DOCUMENTS. This Credit Agreement, the Notes, the Fee Letter, the Letter of Credit Applications, the Letters of Credit and the Security Documents.

         LOAN REQUEST.  See ss.2.6.

         LOANS.  The Revolving Credit Loans.

         MAJORITY LENDERS. As of any date, the Lenders holding at least fifty-one percent (51%) of the outstanding principal amount of the Notes on such date; and if no such principal is outstanding, the Lenders whose aggregate Commitments constitutes at least fifty-one percent (51%) of the Total Commitment.

         MAXIMUM DRAWING AMOUNT. The maximum aggregate amount that the beneficiaries may at any time draw under outstanding Letters of Credit, as such aggregate amount may be reduced from time to time pursuant to the terms of the Letters of Credit.

         MULTIEMPLOYER PLAN. Any multiemployer plan within the meaning of ss.3(37) of ERISA maintained or contributed to by the Borrower or any ERISA Affiliate.

         NOTES.  The Revolving Credit Notes.

         OBLIGATIONS. All indebtedness, obligations and liabilities of any of the Borrower and its Subsidiaries to any of the Lenders and the Facility Agent, individually or collectively, existing on the date of this Credit Agreement or arising thereafter, direct or indirect, joint or several, absolute or contingent, matured or unmatured, liquidated or unliquidated, secured or unsecured, arising by contract, operation of law or otherwise, arising or incurred under this Credit Agreement or any of the other Loan Documents or in respect of any of the Loans made or Reimbursement Obligations incurred or any of the Notes, Letter of Credit Applications, Letters of Credit or other instruments at any time evidencing any thereof.

         OPERATING ACCOUNT. The Borrower's operating account (No. 512-99228) with FNBB.

         OSHA. The Occupational Safety and Health Act of 1970 (29 U.S.C. ss.651 et. seq.), as amended, and all regulations promulgated thereunder.

         OUTSTANDING. With respect to the Loans, the aggregate unpaid principal thereof as of any date of determination.

         PBGC. The Pension Benefit Guaranty Corporation created by ss.4002 of ERISA and any successor entity or entities having similar responsibilities.

         PERFECTION CERTIFICATES. The Perfection Certificates as defined in the Security Agreements.

         PERFORMANCE ADJUSTMENT DATE.  See ss.6.12.

         PERMITTED INVENTORY LOCATIONS. The Hong Kong Warehouse and the retail stores and warehouse distribution centers of the Borrower set forth on SCHEDULE
8.23 hereto, and any future retail stores and warehouse distribution centers of the Borrower located in the United States of America, in each case so long as
(i) the Borrower has provided the Facility Agent with ten (10) days prior written notice of the establishment of such other retail store or warehouse distribution center and (ii) applicable Uniform Commercial Code financing statements or other applicable documents shall have been filed in the proper filing offices so as to fully perfect the Facility Agent's first priority security interest in the inventory and other assets of the Borrower located at such retail store or warehouse distribution center.

         PERMITTED LIENS. Liens, security interests and other encumbrances permitted by ss.10.2.

         PERSON. Any individual, corporation, partnership, trust, unincorporated association, business, or other legal entity, and any government or any governmental agency or political subdivision thereof.

         PIECE GOODS INVENTORY. The SUM of "Other AR" PLUS "Other Inventory", in each case as such terms are used in the Borrower's projections delivered to the Lenders and the Facility Agent pursuant to ss.8.4.2.

         PLAN. The Third Amended and Restated Joint Plan of Reorganization for the Leslie Fay Companies, Inc., ET. AL., proposed By Debtors and Creditors' Committee, distributed pursuant to the Second Supplemental Disclosure Statement dated February 28, 1997.

         REAL ESTATE. All real property at any time owned or leased (as lessee or sublessee) by the Borrower or any of its Subsidiaries.

         RECORD. The grid attached to a Note, or the continuation of such grid, or any other similar record, including computer records, maintained by any Lender with respect to any Loan referred to in such Note.

         RECOVERY EVENT. The receipt by the Borrower or any of its Subsidiaries of any cash insurance proceeds or condemnation award payable (i) by reason of theft, loss, physical destruction or damage or any other similar event with respect to any property or assets of the Borrower or any of its Subsidiaries and
(ii) under any policy of insurance required to be maintained by the Borrower under Section 8.03.

         REGISTER.  See ss.20.3.

         REIMBURSEMENT OBLIGATION. The Borrower's obligation to reimburse the Facility Agent and the Lenders on account of any drawing under any Letter of Credit as provided in ss.4.2.

         REQUIRED LENDERS. As of any date, the Lenders holding at least seventy-five percent (75%) of the outstanding principal amount of the Notes on such date; and if no such principal is outstanding, the Lenders whose aggregate Commitments constitute at least seventy-five percent (75%) of the Total Commitment.

         REVOLVING CREDIT LOAN MATURITY DATE.  June 4, 2000.

         REVOLVING CREDIT LOANS. Revolving credit loans made or to be made by the Lenders to the Borrower pursuant to ss.2.

         REVOLVING CREDIT NOTE RECORD. A Record with respect to a Revolving Credit Note.

         REVOLVING CREDIT NOTES.  See ss.2.4.

         SASSCO EUROPE. Sassco Europe, Ltd., a corporation organized under the laws of Delaware.

         SECURITY AGREEMENTS. The several Security Agreements, dated or to be dated on or prior to the Closing Date, between the Borrower and its Subsidiaries and the Facility Agent and in form and substance reasonably satisfactory to the Lenders and the Facility Agent.

         SECURITY DOCUMENTS. The Security Agreements, the Trademark Security Agreements, the Stock Pledge Agreement, the Agency Account Agreements, the Customs Agent Agreement(s), the Hong Kong Security Documents and the Cash Collateral Agreement.

         SENIOR NOTE INDENTURE. The Indenture, dated as of June 4, 1997, between the Borrower and IBJ Schroder Bank & Trust Company, as Trustee, in form and substance reasonably satisfactory to the Facility Agent.

         SENIOR NOTES. The 12.75% senior unsecured notes, due 2004, issued by the Borrower pursuant to the Senior Note Indenture, in an aggregate principal amount not to exceed $110,000,000.

         SETTLEMENT. The making of, or receiving of payments, in immediately available funds, by the Lenders, to the extent necessary to cause each Lender's actual share of the outstanding amount of Revolving Credit Loans (after giving effect to any Loan Request) to be equal to each Lender's Commitment Percentage of the outstanding amount of such Revolving Credit Loans (after giving effect to any Loan Request), in any case where, prior to such event or action, the actual share is not so equal.

         SETTLEMENT AMOUNT.  See ss.2.9(a).

         SETTLEMENT DATE. (a) The Drawdown Date relating to any Loan Request or the date any Revolving Credit Loans are repaid pursuant to ss.3.4, (b) Friday of each week, or if Friday is not a Business Day, the Business Day immediately following such Friday, (c) the Business Day immediately following the Facility Agent becoming aware of the existence of an Event of Default, (d) any Business Day on which the amount of Revolving Credit Loans outstanding from FNBB PLUS FNBB's Commitment Percentage of the sum of the Maximum Drawing Amount and any Unpaid Reimbursement Obligations is equal to or greater than FNBB's Commitment Percentage of the Total Commitment, (e) the Business Day immediately following any Business Day on which the amount of Loans outstanding increases or decreases by more than $5,000,000 as compared to the previous Settlement Date,
(f) any day on which any conversion of a Base Rate Loan to a Eurodollar Rate Loan occurs, (g) any Business Day on which the amount of outstanding Revolving Credit Loans decreases and the amount of the Facility Agent's Loans outstanding equals zero Dollars ($0), or (h) any other Business Day which the Facility Agent shall choose upon one (1) Business Day prior written or telephonic notice to the Lenders.

         SETTLING LENDER.  See ss.2.9(a).

         STOCK PLEDGE AGREEMENT. The Stock Pledge Agreement, dated or to be dated on or prior to the Closing Date, between the Borrower and the Facility Agent.

         STORE ACCOUNTS. Depository accounts in depository institutions for, or on behalf of, the Borrower or any of its Subsidiaries and listed on SCHEDULE
8.21 hereto (as such may be amended from time to time in accordance with ss.10.11 hereof).

         SUBSIDIARY. Any corporation, association, trust, or other business entity of which the designated parent shall at any time own directly or indirectly through a Subsidiary or Subsidiaries at least a majority (by number of votes) of the outstanding Voting Stock.

         SYNDICATION AGENT.  As defined in the preamble hereto.

         TOTAL COMMITMENT. The sum of the Commitments of the Lenders, as in effect from time to time. As of the Closing Date, the Total Commitment is $100,000,000.

         TRADEMARK SECURITY AGREEMENTS. The several Trademark Security Agreements, dated or to be dated on or prior to the Closing Date, made by the Borrower and its Subsidiaries in favor of the Facility Agent and in form and substance satisfactory to the Lenders and the Facility Agent.

         TYPE. As to any Revolving Credit Loan, its nature as a Base Rate Loan or a Eurodollar Rate Loan.

         UNIFORM CUSTOMS. With respect to any Letter of Credit, the Uniform Customs and Practice for Documentary Credits (1993 Revision), International Chamber of Commerce Publication No. 500 or any successor version thereto adopted by the Facility Agent in the ordinary course of its business as a letter of credit issuer and in effect at the time of issuance of such Letter of Credit.

         UNPAID REIMBURSEMENT OBLIGATION. Any Reimbursement Obligation for which the Borrower does not reimburse the Facility Agent and the Lenders on the date specified in, and in accordance with, ss.4.2.

         VOTING STOCK. Stock or similar interests, of any class or classes (however designated), the holders of which are at the time entitled, as such holders, to vote for the election of a majority of the directors (or persons performing similar functions) of the corporation, association, trust or other business entity involved, whether or not the right so to vote exists by reason of the happening of a contingency.


         1.2.   RULES OF INTERPRETATION.

                  (a) A reference to any document or agreement shall include such document or agreement as amended, modified or supplemented from time to time in accordance with its terms and the terms of this Credit Agreement.

                  (b) The singular includes the plural and the plural includes the singular.

                  (c)  A  reference  to  any  law  includes  any   amendment  or
         modification to such law.

                  (d)  A  reference  to  any  Person   includes  its   permitted
         successors and permitted assigns.

                  (e) Accounting terms not otherwise defined herein have the meanings assigned to them by generally accepted accounting principles applied on a consistent basis by the accounting entity to which they refer.

                  (f) The words "include", "includes" and "including" are not limiting.

                  (g) All terms not specifically defined herein or by generally accepted accounting principles, which terms are defined in the Uniform Commercial Code as in effect in the Commonwealth of Massachusetts, have the meanings assigned to them therein, with the term "instrument" being that defined under Article 9 of the Uniform Commercial Code.

                  (h) Reference to a particular "ss." refers to that section of this Credit Agreement unless otherwise indicated.

                  (i) The words "herein", "hereof", "hereunder" and words of like import shall refer to this Credit Agreement as a whole and not to any particular section or subdivision of this Credit Agreement.

                        2. THE REVOLVING CREDIT FACILITY.

         2.1. COMMITMENT TO LEND. Subject to the terms and conditions set forth in this Credit Agreement, each of the Lenders severally agrees to lend to the Borrower and the Borrower may borrow, repay, and reborrow from time to time between the Closing Date and the Revolving Credit Loan Maturity Date upon notice by the Borrower to the Facility Agent given in accordance with ss.2.6, such sums as are requested by the Borrower up to a maximum aggregate amount outstanding (after giving effect to all amounts requested) at any one time equal to such Lender's Commitment MINUS such Lender's Commitment Percentage of the sum of the Maximum Drawing Amount and all Unpaid Reimbursement Obligations, PROVIDED that the sum of the outstanding amount of the Revolving Credit Loans (after giving effect to all amounts requested) PLUS the Maximum Drawing Amount and all Unpaid Reimbursement Obligations shall not at any time exceed the lesser of (i) the Total Commitment and (ii) the Borrowing Base. The Revolving Credit Loans shall be made PRO RATA in accordance with each Lender's Commitment Percentage. Each request for a Revolving Credit Loan hereunder shall constitute a representation and warranty by the Borrower that the conditions set forth in ss.12 and ss.13, in the case of the initial Revolving Credit Loans to be made on the Closing Date, and ss.13, in the case of all other Revolving Credit Loans, have been satisfied on the date of such request.

         2.2. COMMITMENT FEE. The Borrower agrees to pay to the Facility Agent, for the accounts of the Lenders PRO RATA in accordance with their respective Commitment Percentages, a commitment fee calculated at the Commitment Fee Rate on the average daily amount during each calendar month or portion thereof from the Closing Date to the Revolving Credit Loan Maturity Date by which the Total Commitment MINUS the sum of the Maximum Drawing Amount and all Unpaid Reimbursement Obligations exceeds the outstanding amount of Revolving Credit Loans during such calendar quarter. The commitment fee shall be payable monthly in arrears on the first day of each calendar month for the immediately preceding calendar month commencing on the first such date following the date hereof, with a final payment on the Revolving Credit

Loan Maturity Date or any earlier date on which the Commitments shall terminate.

         2.3. REDUCTION OF TOTAL COMMITMENT. The Borrower shall have the right at any time and from time to time upon five (5) Business Days prior written notice to the Facility Agent to reduce by $5,000,000 or an integral multiple thereof or terminate entirely the Total Commitment, whereupon the Commitments of the Lenders shall be reduced PRO RATA in accordance with their respective Commitment Percentages of the amount specified in such notice or, as the case may be, terminated. Promptly after receiving any notice of the Borrower delivered pursuant to this ss.2.3, the Facility Agent will notify the Lenders of the substance thereof. Upon the effective date of any such reduction or termination, the Borrower shall pay to the Facility Agent for the respective accounts of the Lenders the full amount of any commitment fee then accrued on the amount of the reduction. No reduction or termination of the Commitments may be reinstated.

         2.4. THE REVOLVING CREDIT NOTES. The Revolving Credit Loans shall be evidenced by separate promissory notes of the Borrower in substantially the form of EXHIBIT B hereto (each a "REVOLVING CREDIT NOTE"), dated as of the Closing Date and completed with appropriate insertions. One Revolving Credit Note shall be payable to the order of each Lender in a principal amount equal to such Lender's Commitment or, if less, the outstanding amount of all Revolving Credit Loans made by such Lender, plus interest accrued thereon, as set forth below. The Borrower irrevocably authorizes each Lender to make or cause to be made, at or about the time of the Drawdown Date of any Revolving Credit Loan or at the time of receipt of any payment of principal on such Lender's Revolving Credit Note, an appropriate notation on such Lender's Revolving Credit Note Record reflecting the making of such Revolving Credit Loan or (as the case may be) the receipt of such payment. The outstanding amount of the Revolving Credit Loans set forth on such Lender's Revolving Credit Note Record shall (in the absence of manifest error)be PRIMA FACIE evidence of the principal amount thereof owing and unpaid to such Lender, but the failure to record, or any error in so recording, any such amount on such Lender's Revolving Credit Note Record shall not limit or otherwise affect the obligations of the Borrower hereunder or under any Revolving Credit Note to make payments of principal of or interest on any Revolving Credit Note when due.

         2.5. INTEREST ON REVOLVING CREDIT LOANS. Except as otherwise provided in ss.6.11,

                  (a) Each Base Rate Loan shall bear interest for the period commencing with the Drawdown Date thereof and ending on the last day of the Interest Period with respect thereto at the rate equal to the sum of (i) the Base Rate PLUS (ii) the Base Rate Applicable Margin as in effect from time to time.

                  (b) Each Eurodollar Rate Loan shall bear interest for the period commencing with the Drawdown Date thereof and ending on the last day of the Interest Period with respect thereto at the rate equal to the sum of (i) the Eurodollar Rate determined for such Interest Period PLUS (ii) the Eurodollar Rate Applicable Margin as in effect from time to time.

                  (c) The Borrower promises to pay interest on each Revolving Credit Loan in arrears on each Interest Payment Date with respect thereto.

         2.6. REQUESTS FOR REVOLVING CREDIT LOANS. (a) The Borrower shall give the Facility Agent written notice in the form of EXHIBIT C hereto (or telephonic notice confirmed in a writing in the form of EXHIBIT C hereto) of each Revolving Credit Loan requested hereunder (a "LOAN REQUEST") no less than (i) one (1) Business Day prior to the proposed Drawdown Date of any Base Rate Loan and (ii) three (3) Eurodollar Business Days prior to the proposed Drawdown Date of any Eurodollar Rate Loan. Each such notice shall specify (A) the principal amount of the Revolving Credit Loan requested, (B) the proposed Drawdown Date of such Revolving Credit Loan, (C) the Interest Period for such Revolving Credit Loan and (D) the Type of such Revolving Credit Loan. Notwithstanding the foregoing, the Facility Agent may (in its sole and absolute discretion) make Base Rate Loans available to the Borrower on the same Business Day as such Loans are requested. The Lenders hereby agree to comply with the provisions hereof, including, without limitation, the provisions of ss.2.8 hereof, with respect to any such Loan. Promptly upon receipt of any such notice, the Facility Agent shall notify each of the Lenders thereof. Each Loan Request shall be irrevocable and binding on the Borrower and shall obligate the Borrower to accept the Revolving Credit Loan requested from the Lenders on the proposed Drawdown Date. Each Loan Request with respect to a Base Rate Loan shall be in the minimum aggregate amount of $500,000 or a larger integral multiple thereof and each Loan Request with respect to a Eurodollar Rate Loan shall be in a minimum aggregate amount of $500,000 or an integral multiple thereof.

         (b) Notwithstanding the notice and minimum amount requirements set forth in ss.2.6(a) but otherwise in accordance with the terms and conditions of this Credit Agreement, the Facility Agent may, in its sole discretion and without conferring with the Lenders, make Revolving Credit Loans to the Borrower
(i) by entry of credits to the Operating Account to cover checks or other charges which the Borrower has drawn or made against such account or (ii) in an amount as otherwise requested by the Borrower. The Borrower hereby requests and authorizes the Facility Agent to make from time to time such Revolving Credit Loans by means of appropriate entries of such credits sufficient to cover checks and other charges then presented. The Borrower acknowledges and agrees that the making of such Revolving Credit Loans shall, in each case, be subject in all respects to the provisions of this Credit Agreement as if they were Revolving Credit Loans covered by a Loan Request including, without limitation, the limitations set forth in ss.2.1 and the requirements that the applicable provisions of ss.ss.12 and 13, in the case of Revolving Credit Loans made on the Closing Date, and ss.13, in the case of all Revolving Credit Loans, be satisfied. All actions taken by the Facility Agent pursuant to the provisions of this ss.2.6(b) shall be conclusive and binding on the Borrower absent the Facility Agent's gross negligence or willful misconduct. Revolving Credit Loans made pursuant to this ss.2.6(b) shall be Base Rate Loans until converted in accordance with the provisions of the Credit Agreement and, prior to a Settlement, interest payable on such Revolving Credit Loans shall be for the account of the Facility Agent and payment of principal on such Revolving Credit Loans shall for the account of the Facility Agent.

         2.7. CONVERSION OPTIONS.

                  2.7.1. CONVERSION TO DIFFERENT TYPE OF REVOLVING CREDIT LOAN. The Borrower may elect from time to time to convert any outstanding Revolving Credit Loan to a Revolving Credit Loan of another Type, PROVIDED that (i) with respect to any such conversion of a Revolving Credit Loan to a Base Rate Loan, the Borrower shall give the Facility Agent at least three (3) Business Days prior written notice of such election; (ii) with respect to any such conversion of a Revolving Credit Loan to a Eurodollar Rate Loan, the Borrower shall give the Facility Agent at least three (3) Eurodollar Business Days prior written notice of such election; (iii) with respect to any such conversion of a Eurodollar Rate Loan into a Revolving Credit Loan of another Type, such conversion shall only be made on the last day of the Interest Period with respect thereto and (iv) no Loan may be converted into a Eurodollar Rate Loan when any Default or Event of Default has occurred and is continuing. On the date on which such conversion is being made each Lender shall take such action as is necessary to transfer its Commitment Percentage of such Revolving Credit Loans to its Domestic Lending Office or its Eurodollar Lending Office, as the case may be. All or any part of outstanding Revolving Credit Loans of any Type may be converted into a Revolving Credit Loan of another Type as provided herein, PROVIDED that any partial conversion shall be in an aggregate principal amount of $500,000 or a whole multiple thereof. Each Conversion Request relating to the conversion of a Revolving Credit Loan to a Eurodollar Rate Loan shall be irrevocable by the Borrower.

                  2.7.2. CONTINUATION OF TYPE OF REVOLVING CREDIT LOAN. Any Revolving Credit Loan of any Type may be continued as a Revolving Credit Loan of the same Type upon the expiration of an Interest Period with respect thereto by compliance by the Borrower with the notice provisions contained in ss.2.7.1; PROVIDED that no Eurodollar Rate Loan may be continued as such when any Default or Event of Default has occurred and is continuing, but shall be automatically converted to a Base Rate Loan on the last day of the first Interest Period relating thereto ending during the continuance of any Default or Event of Default of which officers of the Facility Agent active upon the Borrower's account have actual knowledge. In the event that the Borrower fails to provide any such notice with respect to the continuation of any Eurodollar Rate Loan as such, then such Eurodollar Rate Loan shall be automatically converted to a Base Rate Loan on the last day of the first Interest Period relating thereto. The Facility Agent shall notify the Lenders promptly when any such automatic conversion contemplated by this ss.2.7 is scheduled to occur.

                  2.7.3. EURODOLLAR RATE LOANS. Any conversion to or from Eurodollar Rate Loans shall be in such amounts and be made pursuant to such elections so that, after giving effect thereto, there shall not be more than five (5) Eurodollar Rate Loans outstanding.

         2.8. FUNDS FOR REVOLVING CREDIT LOAN.

                  2.8.1. FUNDING PROCEDURES. Not later than 2:00 p.m. (Boston time) on the proposed Drawdown Date of any Revolving Credit Loans, each of the Lenders will make available to the Facility Agent, at the Facility Agent's Head Office, in immediately available funds, the amount of such Lender's Commitment Percentage of the amount of the requested Revolving Credit Loans.

         Upon receipt from each Lender of such amount, and upon receipt of the documents required by ss.ss.12 and 13 and the satisfaction of the other conditions set forth therein, to the extent applicable, the Facility Agent will make available to the Borrower the aggregate amount of such Revolving Credit Loans made available to the Facility Agent by the Lenders. The failure or refusal of any Lender to make available to the Facility Agent at the aforesaid time and place on any Drawdown Date the amount of its Commitment Percentage of the requested Revolving Credit Loans shall not relieve any other Lender from its several obligation hereunder to make available to the Facility Agent the amount of such other Lender's Commitment Percentage of any requested Revolving Credit Loans.

                  2.8.2. ADVANCES BY FACILITY AGENT. With respect to any Revolving Credit Loans made pursuant to ss.2.6(a), the Facility Agent may, unless notified to the contrary by any Lender prior to a Drawdown Date, assume that such Lender has made available to the Facility Agent on such Drawdown Date the amount of such Lender's Commitment Percentage of the Revolving Credit Loans to be made on such Drawdown Date, and the Facility Agent may (but it shall not be required to), in reliance upon such assumption, make available to the Borrower a corresponding amount. If any Lender makes available to the Facility Agent such amount on a date after such Drawdown Date, such Lender shall pay to the Facility Agent on demand an amount equal to the product of (i) the average, computed for the period referred to in clause (iii) below, of the weighted average interest rate paid by the Facility Agent for federal funds acquired by the Facility Agent during each day included in such period, TIMES (ii) the amount of such Lender's Commitment Percentage of such Revolving Credit Loans, TIMES (iii) a fraction, the numerator of which is the number of days that elapse from and including such Drawdown Date to the date on which the amount of such Lender's Commitment Percentage of such Revolving Credit Loans shall become immediately available to the Facility Agent, and the denominator of which is 360. A statement of the Facility Agent submitted to such Lender with respect to any amounts owing under this paragraph shall be PRIMA FACIE evidence of the amount due and owing to the Facility Agent by such Lender. If the amount of such Lender's Commitment Percentage of such Revolving Credit Loans is not made available to the Facility Agent by such Lender within three (3) Business Days following such Drawdown Date, the Facility Agent shall be entitled to recover such amount from the Borrower on demand, with interest thereon at the rate per annum applicable to the Revolving Credit Loans made on such Drawdown Date; PROVIDED that the Borrower's compliance with such demand shall not constitute a waiver of the Borrower's claims, if any, against such Lender.

         2.9. SETTLEMENTS; FAILURE TO MAKE FUNDS AVAILABLE.

                  (a) On each Settlement Date, the Facility Agent shall, not later than 11:00 a.m. (Boston time), give telephonic or facsimile notice (i) to the Lenders and the Borrower of the respective outstanding amount of Revolving Credit Loans made by the Facility Agent on behalf of the Lenders pursuant to ss.2.6(b) and payments made against the Facility Agent's Revolving Credit Loans pursuant ss.3.2(c) from the immediately preceding Settlement Date through the close of business on the prior day and the amount of any Eurodollar Rate Loans to be made (following the giving of notice pursuant to ss.2.6(a)) on such date pursuant to a Loan Request and (ii) to the Lenders of the amount (a "SETTLEMENT AMOUNT") that each Lender (the "SETTLING LENDER") shall pay to effect a Settlement of any Loan. A statement of the Facility Agent submitted to the Lenders and the Borrower with respect to any amounts owing under this ss.2.9 shall (absent manifest error) be PRIMA FACIE evidence of the amount due and owing. The Settling Lender shall, not later than 3:00 p.m. (Boston time) on such Settlement Date, effect a wire transfer of immediately available funds to the Facility Agent in the amount of the Settlement Amount. All funds advanced by any Lender as a Settling Lender pursuant to this ss.2.9 shall for all purposes be treated as a Revolving Credit Loan made by such Settling Lender to the Borrower and all funds received by any Lender pursuant to this ss.2.9 shall for all purposes be treated as repayment of amounts owed with respect to Revolving Credit Loans made by such Lender. In the event that any bankruptcy, reorganization, liquidation, receivership or similar cases or proceedings in which the Borrower is a debtor prevent a Settling Lender from making any Revolving Credit Loan to effect a Settlement as contemplated hereby, such Settling Lender will make such disposition and arrangements with the other Lenders with respect to such Revolving Credit Loans, either by way of purchase of participations, distribution, PRO TANTO assignment of claims, subrogation or otherwise as shall result in each Lender's share of the outstanding Revolving Credit Loans being equal, as nearly as practicable, to such Lender's Commitment Percentage of the outstanding amount of the Revolving Credit Loans.

                  (b) If any Lender makes available to the Facility Agent its Settlement Amount on a date after such Settlement Date, such Lender shall pay to the Facility Agent on demand an amount equal to the product of (i) the average computed for the period referred to in clause (iii) below, of the weighted average interest rate paid by the Facility Agent for federal funds acquired by the Facility Agent during each day included in such period, times (ii) the amount of such
         Settlement Amount, times (iii) a fraction, the numerator of which is the number of days that elapse from and including such Settlement Date to the date on which the amount of such Settlement Amount shall become immediately available to the Facility Agent, and the denominator of which is 360. A statement of the Facility Agent submitted to such Lender with respect to any amounts owing under this paragraph shall be prima facie evidence of the amount due and owing to the Facility Agent by such Lender. If such Lender's Settlement Amount is not made available to the Facility Agent by such Lender within three (3) Business Days following such Settlement Date, the Facility Agent shall be entitled to recover such amount from the Borrower on demand, with interest thereon at the rate per annum applicable to Base Rate Loans as of such Settlement Date.

                  (c) The failure or refusal of any Lender to make available to the Facility Agent at the aforesaid time and place on any Settlement Date the amount of its Settlement Amount (i) shall not relieve any other Lender from its several obligations hereunder to make available to the Facility Agent the amount of such other Lender's Settlement Amount and (ii) shall not impose upon such other Lender any liability with respect to such failure or refusal or otherwise increase the Commitment of such other Lender.

         2.10. CHANGE IN BORROWING BASE. The Borrowing Base shall be determined weekly (or at such other interval as may be specified pursuant to ss.9.4(f)) by the Facility Agent by reference to the Borrowing Base Report delivered to the Lenders and the Facility Agent pursuant to ss.9.4(f).

                   3. REPAYMENT OF THE REVOLVING CREDIT LOANS.

         3.1. MATURITY. The Borrower promises to pay on the Revolving Credit Loan Maturity Date, and there shall become absolutely due and payable on the Revolving Credit Loan Maturity Date, all of the Revolving Credit Loans outstanding on such date, together with any and all accrued and unpaid interest thereon.

         3.2. REPAYMENTS OF LOANS PRIOR TO EVENT OF DEFAULT.

                  (a) (i) All funds and cash proceeds in the form of money, checks and like items received in the FNBB Concentration Account as contemplated by ss.9.15 shall be credited, on the first Business Day immediately following the date of the Facility Agent's receipt of such amounts (or on such later date as the Facility Agent determines that good collected funds have been received), to the Obligations or to the Operating Account as contemplated by ss.3.2(c), and (ii) all funds and cash proceeds in the form of a wire transfer received in the FNBB Concentration Account as contemplated by ss.9.15 shall be credited on the same Business Day as the Facility Agent's receipt of such amounts if received prior to 2:00 p.m. (Boston time) and on the following Business Day if received after 2:00 p.m. (Boston time) (or on such later date as the Facility Agent determines that good collected funds have been received), to the Obligations or to the Operating Account as contemplated by ss.3.2(c).

                  (b) If at any time the sum of the outstanding amount of the Revolving Credit Loans, the Maximum Drawing Amount and all Unpaid Reimbursement Obligations exceeds the lesser of (i) the Total Commitment and (ii) the Borrowing Base, the Borrower shall immediately pay the amount of such excess to the Facility Agent for the respective accounts of the Lenders for application in accordance with ss.3.2(c).

                  (c) Any amounts required to be repaid pursuant to ss.3.2(a) or
         (b) shall be applied to the Obligations as follows:

                           (A) first, to pay Obligations then due and payable;

                           (B) second, to reduce Base Rate Loans made by the Facility Agent which are subject to Settlement;

                           (C) third,  to reduce  Eurodollar  Rate Loans made by
                  the Facility Agent which are subject to Settlement (except as provided below);

                           (D) fourth, to reduce Base Rate Loans which are not subject to Settlement;

                           (E) fifth, to reduce  Eurodollar  Loans which are not
                  subject to Settlement; and

                           (F) sixth, to the Borrower's Operating Account.

         All prepayments of Eurodollar Rate Loans prior to the end of an Interest Period shall obligate the Borrower to pay any breakage costs associated with such Eurodollar Rate Loans in accordance with ss.6.10 hereof. Prior to the occurrence of an Event of Default, the Borrower may elect to avoid such breakage costs by requesting that the Facility Agent apply such amounts that would otherwise be used to reduce Eurodollar Rate Loans to cash collateralize such Eurodollar Rate Loans, but in no event shall the Borrower be deemed to have paid such Eurodollar Rate Loans until such cash has been paid to the Facility Agent for application to such Eurodollar Rate Loans; PROVIDED, HOWEVER, that if, at any time at which the Facility Agent shall be holding any amounts as cash collateral for Eurodollar Rate Loans after application of ss.ss.3.2(a) and (b) hereof on any Business Day, there shall be any Obligations (other than such Eurodollar Rate Loans) outstanding, the Facility Agent shall apply such amounts being so held as cash collateral to the repayment of such other Obligations, in the order set forth in this ss.3.2(c). The Facility Agent may elect to cause such cash collateral to be deposited into either (i) the Cash Collateral Account (which may, at the reasonable discretion of the Facility Agent, be an interest bearing or a non-interest bearing account) or (ii) the FNBB Concentration
Account. All prepayments of the Loans pursuant to this ss.3.2(c) shall be allocated among the Lenders making such Loans, in proportion, as nearly as practicable, to the respective unpaid principal amount of such Loans outstanding, with adjustments to the extent practicable to equalize any prior payments or repayments not exactly in proportion.

         3.3. REPAYMENTS OF LOANS AND DISTRIBUTION OF COLLATERAL PROCEEDS AFTER EVENT OF DEFAULT. In the event that following the occurrence and during the continuance of an Event of Default, the Facility Agent or any Lender, as the case may be, received any monies, whether pursuant to ss.9.15 or ss.14.5 or otherwise with respect to the realization upon any of the Collateral, such monies shall be distributed for application, without duplication, as follows:

                  (a) First, to the payment of, or (as the case may be) the reimbursement of the Facility Agent for or in respect of all reasonable costs, expenses, disbursements and losses which shall have been incurred or sustained by the Facility Agent in connection with the collection of such monies by the Facility Agent, for the exercise, protection or enforcement by the Facility Agent of all or any of the rights, remedies, powers and privileges of the Facility Agent, for the benefit of the Facility Agent and the Lenders, under the Credit Agreement or any of the other Loan Documents or in respect of the Collateral or in support of any provision of adequate indemnity to the Facility Agent against any taxes or liens which by law shall have, or may have, priority over the rights of the Facility Agent to such monies;

                  (b)  Second,  to  all  other  Obligations  in  such  order  or preference as the Majority Lenders may determine; PROVIDED, HOWEVER, that (i) distributions in respect of such Obligations shall be made PARI PASSU among Obligations with respect to the Facility Agent's fees payable pursuant to ss.6.2 and all other Obligations and (ii)
         distributions in respect of Obligations owing to the Lenders with respect to each type of Obligation such as interest, principal, fees and expenses, shall be made among the Lenders PRO RATA based upon each Lender's share of the outstanding Obligations, and PROVIDED, FURTHER, that the Facility Agent may in its discretion make proper allowance to take into account any Obligations not then due and payable;

                  (c) Third, thereafter to obligations required to be paid pursuant to ss.9-504(1)(c) of the Uniform Commercial Code of the Commonwealth of Massachusetts;

                  (d) Fourth, to repayment of the Borrower's obligations to any Lender arising under, or pursuant to, any interest rate hedging agreements between the Borrower and one or more Lenders; and

                  (e) Fifth, the excess, if any, shall be returned to the Borrower or to such other Persons as are entitled thereto.

         3.4. OPTIONAL REPAYMENTS OF REVOLVING CREDIT LOANS. Without diminishing the requirements of ss.3.2, the Borrower shall have the right, at its election, to repay the outstanding amount of the Revolving Credit Loans, as a whole or in part, at any time without penalty or premium, PROVIDED that any full or partial prepayment of the outstanding amount of any Eurodollar Rate Loans pursuant to this ss.3.4 may be made only on the last day of the Interest Period relating thereto unless the Borrower pays any breakage costs associated with the prepayment of such Eurodollar Rate Loan in accordance with ss.6.10 hereof. The Borrower shall give the Facility Agent, no later than 10:00 a.m., Boston time, at least one (1) Business Day prior written notice of any proposed prepayment pursuant to this ss.3.4 of Base Rate Loans, and three (3) Eurodollar Business Days notice of any proposed prepayment pursuant to this ss.3.4 of Eurodollar Rate Loans, in each case specifying the proposed date of prepayment of Revolving Credit Loans and the principal amount to be prepaid. Each such partial prepayment of the Revolving Credit Loans shall be in an integral multiple of $100,000, shall be accompanied by the payment of accrued interest on the principal prepaid to the date of prepayment and shall be applied, in the absence of instruction by the Borrower, first to the principal of Base Rate Loans and then to the principal of Eurodollar Rate Loans, at the Facility Agent's option. Each partial prepayment shall be allocated among the Lenders, in proportion, as nearly as practicable, to the respective unpaid principal amount of each Lender's Revolving Credit Note, with adjustments to the extent practicable to equalize any prior repayments not exactly in proportion.

                              4. LETTERS OF CREDIT.

         4.1.   LETTER OF CREDIT COMMITMENTS.

                  4.1.1. COMMITMENT TO ISSUE LETTERS OF CREDIT. Subject to the terms and conditions hereof and the execution and delivery by the Borrower and/or its Subsidiaries of a letter of credit application on the Facility Agent's customary form or such other form as has been approved by the Facility Agent (a "LETTER OF CREDIT APPLICATION"), the Facility Agent on behalf of the Lenders and in reliance upon the agreement of the Lenders set forth in ss.4.1.4 and upon the representations and warranties of the Borrower contained herein, agrees, in its individual capacity, to issue, extend and renew for the account of the Borrower and/or its Subsidiaries one or more standby or documentary letters of credit (individually, a "LETTER OF CREDIT"), in such form as may be requested from time to time by the Borrower and/or its Subsidiaries and agreed to by the Facility Agent; PROVIDED, HOWEVER, that, after giving effect to such request, (a) the sum of the aggregate Maximum Drawing Amount and all Unpaid Reimbursement
         Obligations shall not exceed $50,000,000 at any one time and (b) the sum of (i) the Maximum Drawing Amount on all Letters of Credit, PLUS
         (ii) all Unpaid Reimbursement Obligations, PLUS (iii) the amount of all Revolving Credit Loans outstanding shall not exceed the lesser of (A) the Total Commitment and (B) the Borrowing Base. No Letter of Credit shall be issued after the date that is thirty (30) days before the Revolving Credit Loan Maturity Date.

                  4.1.2. LETTER OF CREDIT APPLICATIONS. Each Letter of Credit Application shall be completed to the satisfaction of the Facility
         Agent. In the event that any provision of any Letter of Credit Application shall be inconsistent with any provision of this Credit Agreement, then the provisions of this Credit Agreement shall, to the extent of any such inconsistency, govern.

                  4.1.3. TERMS OF LETTERS OF CREDIT. Each Letter of Credit issued, extended or renewed hereunder shall, among other things, provide for the payment of sight drafts for honor thereunder when presented in accordance with the terms thereof and when accompanied by the documents described therein. Each Letter of Credit so issued, extended or renewed shall be subject to the Uniform Customs.

                  4.1.4. REIMBURSEMENT OBLIGATIONS OF LENDERS. Each Lender severally agrees that it shall be absolutely liable, without regard to the occurrence of any Default or Event of Default or any other condition precedent whatsoever, to the extent of such Lender's Commitment Percentage, to reimburse the Facility Agent on demand for the amount of each draft paid by the Facility Agent under each Letter of Credit to the extent that such amount is not reimbursed by the Borrower pursuant to ss.4.2; PROVIDED, HOWEVER, that the Lenders shall not be obligated to reimburse the Facility Agent for any wrongful payment made by the Facility Agent under a Letter of Credit as a result of acts or omissions not done in good faith or which constitute gross negligence on the part of the Facility Agent (such agreement for a Lender being called herein the "Letter of Credit Participation" of such Lender).

                  4.1.5.  PARTICIPATIONS OF LENDERS. Each such payment made by a
         Lender shall be treated as the purchase by such Lender of a participating interest in the Borrower's Reimbursement Obligation under ss.4.2 in an amount equal to such payment. Each Lender shall share in accordance with its participating interest in any interest which accrues pursuant to ss.4.2.

         4.2. REIMBURSEMENT OBLIGATION OF THE BORROWER. In order to induce the Facility Agent to issue, extend and renew each Letter of Credit and the Lenders to participate therein, the Borrower hereby agrees to reimburse or pay to the Facility Agent, for the account of the Facility Agent or (as the case may be) the Lenders, with respect to each Letter of Credit issued, extended or renewed by the Facility Agent hereunder,

                  (a) except as otherwise  expressly  provided in ss.4.2(b)  and
         (c), on each date that any draft presented under such Letter of Credit is honored by the Facility Agent, or the Facility Agent otherwise makes a payment with respect thereto, (i) the amount paid by the Facility Agent under or with respect to such Letter of Credit, and (ii) the amount of any taxes, interest, commissions, fees, charges or other costs, disbursements and expenses whatsoever incurred by the

         Facility Agent or any Lender in connection with any payment made by the Facility Agent or any Lender under, or with respect to, such Letter of Credit,

                  (b) upon the reduction (but not termination) of the Total Commitment to an amount less than the Maximum Drawing Amount, an amount equal to such difference, which amount shall be held by the Facility Agent for the benefit of the Lenders and the Facility Agent as cash collateral for all Reimbursement Obligations, and

                  (c) upon the termination of the Total Commitment, or the acceleration of the Reimbursement Obligations with respect to all Letters of Credit in accordance with ss.14, an amount equal to one hundred and five percent (105%) of the then Maximum Drawing Amount on all Letters of Credit, which amount shall be held by the Facility Agent for the benefit of the Lenders and the Facility Agent as cash collateral for all Reimbursement Obligations.

Each such payment shall be made to the Facility Agent at the Facility Agent's Head Office in immediately available funds. Interest on any and all amounts remaining unpaid by the Borrower under this ss.4.2 at any time from the date such amounts become due and payable (whether as stated in this ss.4.2, by acceleration or otherwise) until payment in full (whether before or after judgment) shall be payable to the Facility Agent on demand at the rate specified in ss.6.11 for overdue principal on the Revolving Credit Loans.

         4.3. LETTER OF CREDIT PAYMENTS. If any draft shall be presented or other demand for payment shall be made under any Letter of Credit, the Facility Agent shall notify the Borrower of the date and amount of the draft presented or demand for payment and of the date and time when it expects to pay such draft or honor such demand for payment. If the Borrower fails to reimburse the Facility Agent as provided in ss.4.2 on or before the date that such draft is paid or other payment is made by the Facility Agent, the Facility Agent may at any time thereafter notify the Lenders of the amount of any such Unpaid Reimbursement Obligation. No later than 3:00 p.m. (Boston time) on the Business Day next following the receipt of such notice, each Lender shall make available to the Facility Agent, at the Facility Agent's Head Office, in immediately available funds, such Lender's Commitment Percentage of such Unpaid Reimbursement Obligation, together with an amount equal to the product of (i) the average, computed for the period referred to in clause (iii) below, of the weighted average interest rate paid by the Facility Agent for federal funds acquired by the Facility Agent during each day included in such period, TIMES (ii) the amount equal to such Lender's Commitment Percentage of such Unpaid Reimbursement Obligation, TIMES (iii) a fraction, the numerator of which is the number of days that elapse from and including the date the Facility Agent paid the draft presented for honor or otherwise made payment to the date on which such Lender's Commitment Percentage of such Unpaid Reimbursement obligation shall become immediately available to the Facility Agent, and the denominator of which is 360. The responsibility of the Facility Agent to the Borrower and the Lenders shall be only to determine that the documents (including each draft) delivered under each Letter of Credit in connection with such presentment shall be in conformity in all material respects with such Letter of Credit.

         4.4. OBLIGATIONS ABSOLUTE. The Borrower's obligations under this ss.4 shall be absolute and unconditional under any and all circumstances and irrespective of the occurrence of any Default or Event of Default or any condition precedent whatsoever or any setoff, counterclaim or defense to payment which the Borrower may have or have had against the Facility Agent, any Lender or any beneficiary of a Letter of Credit; PROVIDED, HOWEVER, that the Borrower shall not be obligated to reimburse the Facility Agent and the Lenders for any wrongful payment made by the Facility Agent under a Letter of Credit as a result of acts or omissions not done in good faith or which constitute gross negligence on the part of the Facility Agent or the Lenders. The Borrower further agrees with the Facility Agent and the Lenders that the Facility Agent and the Lenders shall not be responsible for, and the Borrower's Reimbursement Obligations under ss.4.2 shall not be affected by, among other things, (a) the validity or genuineness of documents or of any endorsements thereon, even if such documents should in fact prove to be in any or all respects invalid, fraudulent or forged,
(b) any dispute between or among the Borrower, the beneficiary of any Letter of Credit or any financing institution or other party to which any Letter of Credit may be transferred, (c) any claims or defenses whatsoever of the Borrower against the beneficiary of any Letter of Credit or any such transferee, or (d) any claims or disputes arising as a result of any actions of an Approved Customs Broker, including, without limitation, any claims or disputes arising as a result of an Approved Customs Broker's release of any goods. The Facility Agent and the Lenders shall not be liable for any error, omission, interruption or delay in transmission, dispatch or delivery of any message or advice, however transmitted, in connection with any Letter of Credit; PROVIDED, HOWEVER, that the Borrower shall not be obligated to reimburse the Facility Agent and the Lenders for any wrongful payment made by the Facility Agent under a Letter of Credit as a result of acts or omissions not done in good faith or which constitute gross negligence on the part of the Facility Agent or the Lenders. The Borrower agrees that any action taken or omitted by the Facility Agent or any Lender under or in connection with each Letter of Credit and the related drafts and documents, if done in good faith, shall be binding upon the Borrower and shall not result in any liability on the part of the Facility Agent or any Lender to the Borrower.

         4.5. RELIANCE BY ISSUER. To the extent not inconsistent with ss.4.4, the Facility Agent shall be entitled to rely, and shall be fully protected in relying upon, any Letter of Credit, draft, writing, resolution, notice, consent, certificate, affidavit, letter, cablegram, telegram, telecopy, telex or teletype message, statement, order or other document believed by it in good faith to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel, independent accountants and other experts selected by the Facility Agent in good faith. The Facility Agent shall be fully justified in failing or refusing to take any action under this Credit Agreement unless it shall first have received such advice or concurrence of the Majority Lenders as it reasonably deems appropriate or it shall first be indemnified to its reasonable satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Facility Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement in accordance with a request of the Majority Lenders or all Lenders, as applicable, and such request and any action taken or failure to act pursuant thereto shall be binding upon the Lenders and all future holders of the Revolving Credit Notes or of a Letter of Credit Participation.

         4.6. LETTER OF CREDIT FEES. The Borrower shall pay a fee (in each case, a "LETTER OF CREDIT FEE") to the Facility Agent (i) in respect of each standby Letter of Credit equal to the Letter of Credit Fee Rate on the maximum amount available to be drawn on each standby Letter of Credit PLUS the Facility Agent's customary issuance fee or amendment fee, as the case may be, and (ii) in respect of each documentary Letter of Credit equal to (A) the Facility Agent's customary issuance fee or amendment fee, as the case may be, PLUS (B) the Facility Agent's customary time negotiation fee per document examination PLUS (C) an amount which is the Letter of Credit Fee Rate on the maximum amount available to be drawn on each documentary Letter of Credit, such Letter of Credit Fees (but not such issuance, amendment, negotiation or document examination fee) to be for the accounts of the Lenders in accordance with their respective Commitment Percentages. Other than issuance, amendment, negotiation and document examination fees (which shall be paid to the Facility Agent on the date of such issuance, amendment, negotiation or examination), Letter of Credit Fees in respect of (a) each standby Letter of Credit shall be paid quarterly (or at the sole discretion of the Facility Agent monthly) in arrears based upon the daily maximum amount available to be drawn under all standby Letters of Credit and (b) each documentary Letter of Credit shall be paid monthly in arrears based upon the daily maximum amount available to be drawn under all documentary Letters of Credit .

         4.7. CASH COLLATERAL FOR LETTERS OF CREDIT. Thirty days prior to the then scheduled Revolving Credit Loan Maturity Date, the Borrower shall, with respect to each Letter of Credit then outstanding and pursuant to a cash collateral agreement (the "CASH COLLATERAL AGREEMENT") in substantially the form of EXHIBIT G, (a) pay to the Facility Agent in cash for deposit into an interest bearing cash collateral account established with the Facility Agent (the "LETTER OF CREDIT CASH COLLATERAL ACCOUNT") an amount equal to one hundred and five percent (105%) of the Maximum Drawing Amount of such Letter of Credit as of such date, which amount shall be deemed cash collateral for any Reimbursement Obligations incurred with respect to such Letter of Credit or (b) deliver to the Facility Agent a "back-to-back" letter of credit issued by a financial institution satisfactory to the Facility Agent in its sole discretion and naming the Facility Agent as beneficiary in an amount equal to one hundred and five percent (105%) of the Maximum Drawing Amount of such Letter of Credit as of such date. Any cash sums deposited into the Letter of Credit Cash Collateral Account pursuant to clause (a) and naming the Facility Agent as beneficiary of this ss.4.7 shall be released, and any back-to-back letter of credit issued pursuant to clause (b) and naming the Facility Agent as beneficiary of this ss.4.7 shall be reduced, if and to the extent that the Maximum Drawing Amount with respect to the applicable Letter of Credit has been reduced or terminated and all Unpaid Reimbursement Obligations have been paid.

         4.8. EXISTING LETTERS OF CREDIT. On the Closing Date, each of the letters of credit issued pursuant to the Existing Credit Agreement and listed on
SCHEDULE 4.8 hereto (the "Existing Letters of Credit") shall be deemed to be Letters of Credit issued hereunder. The Borrower, the Guarantors and each of the Lenders acknowledges and agrees that each such Letter of Credit shall, in each case, be subject in all respects to the provisions of this Credit Agreement as if they were Letters of Credit issued hereunder.

                                  5. GUARANTY.

         5.1. GUARANTY OF PAYMENT AND PERFORMANCE. Each of the Guarantors hereby jointly and severally guarantees to the Facility Agent and the Lenders, the full and punctual payment when due (whether at stated maturity, by required pre-payment, by acceleration or otherwise), as well as the performance, of all of the Obligations including all such which would become due but for the operation of the automatic stay pursuant to ss.362(a) of the Federal Bankruptcy Code and the operation of ss.ss.502(b) and 506(b) of the Federal Bankruptcy Code. This Guaranty is an absolute, unconditional and continuing guaranty of the full and punctual payment and performance of all of the Obligations and not of their collectability only and is in no way conditioned upon any requirement that the Facility Agent or any Lender first attempt to collect any of the Obligations from the Borrower or resort to any collateral security or other means of obtaining payment. Should the Borrower default in the payment or performance of any of the Obligations, the obligations of the Guarantors hereunder with respect to such Obligations in default shall, upon demand by the Facility Agent, become immediately due and payable to the Facility Agent, for the benefit of the Lenders and the Facility Agent, without demand or notice of any nature, all of which are expressly waived by each of the Guarantors. Payments by the Guarantors hereunder may be required by the Facility Agent on any number of occasions. All payments by any of the Guarantors hereunder shall be made to the Facility Agent, in the manner and at the place of payment specified therefor in ss.6.3.1 hereof, for the account of the Lenders and the Facility Agent.

         5.2. GUARANTORS' AGREEMENT TO PAY ENFORCEMENT COSTS, ETC. Each of the Guarantors further jointly and severally agrees, as the principal obligor and not as a guarantor only, to pay to the Facility Agent, on demand, all reasonable costs and expenses (including court costs and legal expenses, including the allocated cost of staff counsel) incurred or expended by any Facility Agent or any Lender in connection with the Obligations, this Guaranty and the enforcement thereof, together with interest on amounts recoverable under this ss.5 from the time when such amounts become due until payment, whether before or after judgment, at the rate of interest for overdue principal set forth in ss.6.11 hereof, PROVIDED that if such interest exceeds the maximum amount permitted to be paid under applicable law, then such interest shall be reduced to such maximum permitted amount.

         5.3. WAIVERS BY THE GUARANTORS; LENDERS' FREEDOM TO ACT. Each of the Guarantors agrees that the Obligations will be paid and performed strictly in accordance with their respective terms, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Facility Agent or any Lender with respect thereto. Each of the Guarantors waives promptness, diligence, presentment, demand, protest, notice of acceptance, notice of any Obligations incurred and all other notices of any kind, all defenses which may be available by virtue of any valuation, stay, moratorium law or other similar law now or hereafter in effect, any right to require the marshalling of assets of the Borrower or any other entity or other Person primarily or secondarily liable with respect to any of the Obligations, and all suretyship defenses generally. Without limiting the generality of the foregoing, each of the Guarantors agrees to the provisions of any instrument evidencing, securing or otherwise executed in connection with any Obligation and agrees that the obligations of such Guarantor hereunder shall not be released or discharged, in whole or in part, or otherwise affected by (i) the failure of the Facility Agent or any Lender to assert any claim or demand or to enforce any right or remedy against the Borrower or any other entity or other person primarily or secondarily liable with respect to any of the Obligations;
(ii) any extensions, compromise, refinancing, consolidation or renewals of any Obligation; (iii) any change in the time, place or manner of payment of any of the Obligations or any rescissions, waivers, compromise, refinancing, consolidation or other amendments or modifications of any of the terms or provisions of this Credit Agreement, the other Loan Documents or any other agreement evidencing, securing or otherwise executed in connection with any of the Obligations, (iv) the addition, substitution or release of any entity or other person primarily or secondarily liable for any Obligation; (v) the adequacy of any rights which the Facility Agent or any Lender may have against any collateral security or other means of obtaining repayment of any of the Obligations; (vi) the impairment of any collateral securing any of the Obligations, including without limitation the failure to perfect or preserve any rights which the Facility Agent or any Lender might have in such collateral security or the substitution, exchange, surrender, release, loss or destruction of any such collateral security; or (vii) any other act or omission which might in any manner or to any extent vary the risk of such Guarantor or otherwise operate as a release or discharge of such Guarantor, all of which may be done without notice to such Guarantor. To the fullest extent permitted by law, each of the Guarantors hereby expressly waives any and all rights or defenses arising by reason of (A) any "one action" or "anti-deficiency" law which would otherwise prevent the Facility Agent or any Lender from bringing any action, including any claim for a deficiency, or exercising any other right or remedy (including any right of set-off), against such Guarantor before or after the Facility Agent's or such Lender's commencement or completion of any foreclosure action, whether judicially, by exercise of power of sale or otherwise, or (B) any other law which in any other way would otherwise require any election of remedies by the Facility Agent or any Lender.

         5.4. UNENFORCEABILITY OF OBLIGATIONS AGAINST BORROWER. If for any reason the Borrower has no legal existence or is under no legal obligation to discharge any of the Obligations, or if any of the Obligations have become irrecoverable from the Borrower by reason of the Borrower's insolvency, bankruptcy or reorganization or by other operation of law or for any other reason, this Guaranty shall nevertheless be binding on each of the Guarantors to the same extent as if each such Guarantor at all times had been the principal obligor on all such Obligations. In the event that acceleration of the time for payment of any of the Obligations is stayed upon the insolvency, bankruptcy or reorganization of the Borrower, or for any other reason, all such amounts otherwise subject to acceleration under the terms of this Credit Agreement, the other Loan Documents or any other agreement evidencing, securing or otherwise executed in connection with any Obligation shall be immediately due and payable by each of the Guarantors.

         5.5.   SUBROGATION; SUBORDINATION.

                  5.5.1. POSTPONEMENT OF RIGHTS AGAINST BORROWERS. Until the final payment and performance in full in cash of all of the
         Obligations: none of the Guarantors shall exercise any rights against the Borrower arising as a result of payment by each such Guarantor hereunder, by way of subrogation, reimbursement, restitution, contribution or otherwise, and will not prove any claim in competition with the Facility Agent or any Lender in respect of any payment hereunder in any bankruptcy, insolvency or reorganization case or proceedings of any nature; none of the Guarantors will claim any setoff, recoupment or counterclaim against the Borrower in respect of any liability of any such Guarantor to the Borrower; and each of the Guarantors waives any benefit of and any right to participate in any collateral security which may be held by the Facility Agent or any Lender.

                  5.5.2.  SUBORDINATION.  The  payment of any  amounts  due with respect to any indebtedness of the Borrower for money borrowed or credit received now or hereafter owed to any of the Guarantors is hereby subordinated to the prior payment in full in cash of all of the Obligations. Each of the Guarantors agrees that, after the occurrence of any default in the payment or performance of any of the Obligations, such Guarantor will not demand, sue for or otherwise attempt to collect any such indebtedness of the Borrower to such Guarantor until all of the Obligations shall have been paid in full. If, notwithstanding the foregoing sentence, any of the Guarantors shall collect, enforce or receive any amounts in respect of such indebtedness while any Obligations are still outstanding, such amounts shall be collected, enforced and received by such Guarantor as trustee for the Lenders and the Facility Agent and be paid over to the Facility Agent, for the benefit of the Lenders and the Facility Agent, on account of the Obligations without affecting in any manner the liability of the Guarantors under the other provisions of this Guaranty.

                  5.5.3. PROVISIONS SUPPLEMENTAL. The provisions of this ss.5.5 shall be supplemental to and not in derogation of any rights and remedies of the Lenders and the Facility Agent under any separate subordination agreement which the Facility Agent may at any time and from time to time enter into with any of the Guarantors for the benefit of the Lenders and the Facility Agent.

         5.6. SECURITY; SETOFF. Each of the Guarantors grants to the Facility Agent and the Lenders, as security for the full and punctual payment and performance of all of the Guarantors' obligations hereunder, a continuing lien on and security interest in all securities, investment property or other property belonging to each such Guarantor now or hereafter held by the Facility Agent or such Lender and in all deposits (general or special, time or demand, provisional or final) and other sums credited by or due from the Facility Agent or such Lender to such Guarantor or subject to withdrawal by such Guarantor. Regardless of the adequacy of any collateral security or other means of obtaining payment of any of the Obligations, each of the Facility Agent and the Lenders is hereby authorized at any time and from time to time, without notice to any of the Guarantors (any such notice being expressly waived by each of the Guarantors) and to the fullest extent permitted by law, to set off and apply such deposits and other sums against the obligations of such Guarantor under this Guaranty, whether or not the Facility Agent or such Lender shall have made any demand under this Guaranty and although such obligations may be contingent or unmatured.

         5.7. FURTHER ASSURANCES. Each of the Guarantors agrees that it will from time to time, at the request of the Facility Agent, do all such things and execute all such documents as the Facility Agent may consider necessary or desirable to give full effect to this Guaranty and to perfect and preserve the rights and powers of the Lenders and the Facility Agent hereunder. Each of the Guarantors acknowledges and confirms that such Guarantor itself has established its own adequate means of obtaining from the Borrower on a continuing basis all information desired by such Guarantor concerning the financial condition of the Borrower and that such Guarantor will look to the Borrower and not to the Facility Agent or any Lender in order for such Guarantor to keep adequately informed of changes in any of the Borrower's financial condition.

         5.8. REINSTATEMENT. Notwithstanding any termination of this Guaranty, this Guaranty shall continue to be effective or be reinstated, if at any time any payment made or value received with respect to any Obligation is rescinded or must otherwise be returned by the Facility Agent or any Lender upon the insolvency, bankruptcy or reorganization of the Borrower, or otherwise, all as though such payment had not been made or value received.

         5.9. SUCCESSORS AND ASSIGNS. This Guaranty shall be binding upon each of the Guarantors, its successors and assigns, and shall inure to the benefit of the Facility Agent and the Lenders and their respective successors, transferees and assigns. Without limiting the generality of the foregoing sentence, each Lender may, in accordance with the provisions of ss.20, assign or otherwise transfer this Credit Agreement, the other Loan Documents or any other agreement or note held by it evidencing, securing or otherwise executed in connection with the Obligations, or sell participations in any interest therein, to any other entity or other person, and such other entity or other person shall thereupon become vested, to the extent set forth in the agreement evidencing such assignment, transfer or participation, with all the rights in respect thereof granted to such Lender herein. None of the Guarantors may assign any of its obligations hereunder.

                         6. CERTAIN GENERAL PROVISIONS.

         6.1. STRUCTURING FEE; FACILITY AGENT'S FEE. The Borrower shall pay to the Facility Agent on the Closing Date a structuring fee as provided in the Fee Letter. The Borrower shall pay to the Facility Agent on the Closing Date an agency fee as provided in the Fee Letter (the "FACILITY AGENT'S FEE").

         6.2. FACILITY FEE. The Borrower shall pay to the Facility Agent on the Closing Date a facility fee as provided in the commitment letter, dated April 4, 1997, among The Leslie Fay Companies, Inc., the Syndication Agent and the Agents.

         6.3. FUNDS FOR PAYMENTS.

                  6.3.1. PAYMENTS TO FACILITY AGENT. All payments of principal, interest, Reimbursement Obligations, commitment fees, Letter of Credit Fees and any other amounts due hereunder or under any of the other Loan Documents shall be made to the Facility Agent, for the respective accounts of the Lenders and the Facility Agent, at the Facility Agent's Head Office or at such other location in the Boston, Massachusetts, area that the Facility Agent may from time to time designate, in each case in immediately available funds.

                  6.3.2. NO OFFSET,  ETC. All payments by the Borrower hereunder and under any of the other Loan Documents shall be made without setoff or counterclaim and free and clear of and without deduction for any taxes, levies, imposts, duties, charges, fees, deductions, withholdings, compulsory loans, restrictions or conditions of any nature now or hereafter imposed or levied by any jurisdiction or any political subdivision thereof or taxing or other authority therein unless the Borrower is compelled by law to make such deduction or withholding. If any such obligation is imposed upon the Borrower with respect to any amount payable by it hereunder or under any of the other Loan Documents (other than an obligation which arises due to the failure of any Lender to comply with the provisions of ss.6.3.3, if applicable to such Lender), the Borrower will pay to the Facility Agent, for the account of the Lenders or (as the case may be) the Facility Agent, on the date on which such amount is due and payable hereunder or under such other Loan Document, such additional amount in Dollars as shall be necessary to enable the Lenders or the Facility Agent to receive the same net amount which the Lenders or the Facility Agent would have received on such due date had no such obligation been imposed upon the Borrower. The Borrower will deliver promptly to the Facility Agent certificates or other valid vouchers for all taxes or other charges deducted from or paid with respect to payments made by the Borrower hereunder or under such other Loan Document.

                  6.3.3. NON-U.S. LENDERS. Prior to the Closing Date, in the case of each Lender which is an original signatory hereto, and on the date of the Assignment and Acceptance pursuant to which it becomes a Lender in the case of each other Lender, and from time to time thereafter if requested by the Borrower or the Facility Agent, each Lender organized under the laws of a jurisdiction outside the United States of America that is entitled to an exemption from United States of America withholding tax, or that is subject to such tax at a reduced rate under an applicable tax treaty, shall provide the Facility Agent and the Borrower with an Internal Revenue Service Form 4224 or Form 1001 or other applicable form, certificate or document prescribed by the Internal Revenue Service of the United States of America certifying as to such Lender's entitlement to such exemption or reduced rate with respect to all payments to be made to such Lender hereunder and under the Notes. Unless the Borrower and the Facility Agent have received forms or other documents satisfactory to them indicating that payments hereunder or under any Note are not subject to United States of America withholding tax or are subject to such tax at a rate reduced by an applicable tax treaty, the Borrower or the Facility Agent shall withhold taxes from such payments at the applicable statutory rate in the case of payments to or for any Lender organized under the laws of a jurisdiction outside the United States of America.

         6.4. COMPUTATIONS. All computations of interest on the Loans and of commitment fees, Letter of Credit Fees and any other amounts due hereunder shall be based on a 360-day year and paid for the actual number of days elapsed. Except as otherwise provided in the definition of the term "Interest Period" with respect to Eurodollar Rate Loans, whenever a payment hereunder or under any of the other Loan Documents becomes due on a day that is not a Business Day, the due date for such payment shall be extended to the next succeeding Business Day, and interest shall accrue during such extension. The outstanding amount of the Loans as reflected on the Revolving Credit Note Records from time to time shall be considered correct and binding on the Borrower unless within five (5) Business Days after receipt of any notice by the Borrower of such outstanding amount, the Borrower shall notify the Facility Agent and the Lenders to the contrary.

         6.5. INABILITY TO DETERMINE EURODOLLAR RATE. In the event, prior to the commencement of any Interest Period relating to any Eurodollar Rate Loan, the Facility Agent shall reasonably determine or be notified by the Majority Lenders acting reasonably that adequate and reasonable methods do not exist for ascertaining the Eurodollar Rate that would otherwise determine the rate of interest to be applicable to any Eurodollar Rate Loan during any Interest Period, the Facility Agent shall forthwith give notice of such determination (which shall be conclusive and binding on the Borrower and the Lenders) to the Borrower and the Lenders. In such event (i) any Loan Request or Conversion Request with respect to Eurodollar Rate Loans shall be automatically withdrawn and shall be deemed a request for Base Rate Loans, (ii) each Eurodollar Rate Loan will automatically, on the last day of the then current Interest Period relating thereto, become a Base Rate Loan, and (iii) the obligations of the Lenders to make Eurodollar Rate Loans shall be suspended until the Facility Agent or the Majority Lenders reasonably determine that the circumstances giving rise to such suspension no longer exist, whereupon the Facility Agent or, as the case may be, the Facility Agent upon the instruction of the Majority Lenders, shall so notify the Borrower and the Lenders.

         6.6. ILLEGALITY. Notwithstanding any other provisions herein, if any present or future law, regulation, treaty or directive or in the interpretation or application thereof shall make it unlawful for any Lender to make or maintain Eurodollar Rate Loans, such Lender shall forthwith give notice of such circumstances to the Borrower, the Facility Agent and the other Lenders and thereupon (i) the commitment of such Lender to make Eurodollar Rate Loans or convert Loans of another Type to Eurodollar Rate Loans shall forthwith be suspended and (ii) such Lender's Revolving Credit Loans then outstanding as Eurodollar Rate Loans, if any, shall be converted automatically to Base Rate Loans on the last day of each Interest Period applicable to such Eurodollar Rate Loans or within such earlier period as may be required by law. The Borrower hereby agrees promptly to pay the Facility Agent for the account of such Lender, upon demand by such Lender, any additional amounts necessary to compensate such Lender for any costs incurred by such Lender in making any conversion in accordance with this ss.6.6, including any interest or fees payable by such Lender to lenders of funds obtained by it in order to make or maintain its Eurodollar Rate Loans hereunder.

         6.7. ADDITIONAL COSTS, ETC. If any present or future applicable law, which expression, as used herein, includes statutes, rules and regulations thereunder and interpretations thereof by any competent court or by any governmental or other regulatory body or official charged with the administration or the interpretation thereof and requests, directives, instructions and notices at any time or from time to time hereafter made upon or otherwise issued to any Lender or the Facility

Agent by any central bank or other fiscal, monetary or other authority (whether or not having the force of law), shall:

                  (a) subject any Lender or the Facility Agent to any tax, levy, impost, duty, charge, fee, deduction or withholding of any nature with respect to this Credit Agreement, the other Loan Documents, any Letters of Credit, such Lender's Commitment or the Loans (other than taxes based upon or measured by the income or profits of such Lender or the Facility Agent), or

                  (b) materially change the basis of taxation (except for changes in taxes on income or profits) of payments to any Lender of the principal of or the interest on any Loans or any other amounts payable to any Lender or the Facility Agent under this Credit Agreement or any of the other Loan Documents, or

                  (c) impose or increase or render applicable (other than to the extent specifically provided for elsewhere in this Credit Agreement) any special deposit, reserve, assessment, liquidity, capital adequacy or other similar requirements (whether or not having the force of law) against assets held by, or deposits in or for the account of, or loans by, or letters of credit issued by, or commitments of an office of any Lender, or

                  (d) impose on any Lender or the Facility Agent any other conditions or requirements with respect to this Credit Agreement, the other Loan Documents, any Letters of Credit, the Loans, such Lender's Commitment, or any class of loans, letters of credit or commitments of which any of the Loans or such Lender's Commitment forms a part, and the result of any of the foregoing is

                           (i) to  increase  the cost to any  Lender of  making,
                  funding, issuing, renewing, extending or maintaining any of the Loans or such Lender's Commitment or any Letter of Credit, or

                           (ii) to reduce  the  amount of  principal,  interest,
                  Reimbursement Obligation or other amount payable to such Lender or the Facility Agent hereunder on account of such Lender's Commitment, any Letter of Credit or any of the Loans, or

                           (iii) to require such Lender or the Facility Agent to
                  make any payment or to forego any interest or Reimbursement Obligation or other sum payable hereunder,
                  the  amount  of  which   payment  or   foregone   interest  or
                  Reimbursement Obligation or other sum is calculated by reference to the gross amount of any sum receivable or deemed received by such Lender or the Facility Agent from the Borrower hereunder, then, and in each such case, the Borrower will, upon demand made by such Lender or (as the case may be) the Facility Agent at any time and from time to time and as often as the occasion therefor may arise, as long as such request is made within a reasonable period after the Lender becomes aware that such additional cost is incurred, pay to such Lender or the Facility Agent such additional amounts as will be sufficient to compensate such Lender or the Facility Agent for such additional cost, reduction, payment or foregone interest or Reimbursement Obligation or other sum.

         6.8. CAPITAL ADEQUACY. If after the date hereof any Lender or the Facility Agent determines that (i) the adoption of or change in any law, governmental rule, regulation, policy, guideline or directive (whether or not having the force of law) regarding capital requirements for banks or bank holding companies or any change in the interpretation or application thereof by a court or governmental authority with appropriate jurisdiction, or (ii) compliance by such Lender or the Facility Agent or any corporation controlling such Lender or the Facility Agent with any law, governmental rule, regulation, policy, guideline or directive (whether or not having the force of law) of any such entity regarding capital adequacy, has the effect of reducing the return on such Lender's or the Facility Agent's commitment with respect to any Loans to a level below that which such Lender or the Facility Agent could have achieved but for such adoption, change or compliance (taking into consideration such Lender's or the Facility Agent's then existing policies with respect to capital adequacy and assuming full utilization of such entity's capital) by any amount reasonably deemed by such Lender or (as the case may be) the Facility Agent to be material, then such Lender or the Facility Agent may notify the Borrower of such fact. To the extent that the amount of such reduction in the return on capital is not reflected in the Base Rate, the Borrower agrees to pay such Lender or (as the case may be) the Facility Agent for the amount of such reduction in the return on capital as and when such reduction is determined upon presentation by such Lender or (as the case may be) the Facility Agent of a certificate in accordance with ss.6.9 hereof. Each Lender shall reasonably allocate such cost increases among its customers in good faith and on an equitable basis.

         6.9. CERTIFICATE. A certificate setting forth in reasonable detail any additional amounts payable pursuant to ss.ss.6.7or 6.8 and a brief explanation of such amounts which are due, submitted by any Lender or the Facility Agent to the Borrower, shall be conclusive, absent manifest error or bad faith, that such amounts are due and owing.

         6.10. INDEMNITY. The Borrower agrees to indemnify each Lender and to hold each Lender harmless from and against any loss, cost or expense (including loss of anticipated profits) that such Lender may sustain or incur as a consequence of (i) default by the Borrower in payment of the principal amount of or any interest on any Eurodollar Rate Loans as and when due and payable, including any such loss or expense arising from interest or fees payable by such Lender to lenders of funds obtained by it in order to maintain its Eurodollar Rate Loans, (ii) default by the Borrower in making a borrowing or conversion after the Borrower has given (or is deemed to have given) a Loan Request or a Conversion Request relating thereto in accordance with ss.2.6 or ss.2.7 or (iii) the making of any payment of a Eurodollar Rate Loan or the making of any conversion of any such Loan to a Base Rate Loan on a day that is not the last day of the applicable Interest Period with respect thereto, including interest or fees payable by such Lender to lenders of funds obtained by it in order to maintain any such Loans.

         6.11. INTEREST AFTER DEFAULT.

                  6.11.1. OVERDUE AMOUNTS. Overdue principal and (to the extent permitted by applicable law) interest on the Loans and all other overdue amounts payable hereunder or under any of the other Loan Documents shall bear interest compounded monthly and payable on demand at a rate per annum equal to three percent (3%) above the Base Rate until such amount shall be paid in full (after as well as before judgment).

                  6.11.2. AMOUNTS NOT OVERDUE. During the continuance of an Event of Default the principal of the Revolving Credit Loans not overdue shall, until such Default or Event of Default has been cured or remedied or such Default or Event of Default has been waived by the Majority Lenders pursuant to ss.27, bear interest at a rate per annum equal to the rate of interest applicable to overdue principal pursuant to ss.6.11.1.

         6.12. PERFORMANCE ADJUSTMENTS.

                  (a) Based upon, and following receipt by the Lenders of (a) the Borrower's annual audited consolidated financial statements for the fiscal year of the Borrower then ended delivered to the Lenders pursuant to ss.9.4(a) (beginning with the fiscal year of the Borrower ending on or about December 31, 1997) and (b) a certificate of the chief financial officer of the Borrower setting forth calculations of the financial information set forth below, the Base Rate Applicable Margin, the Eurodollar Rate Applicable Margin, the Letter of Credit Fee Rate and the Commitment Fee Rate shall be subject to possible adjustment in accordance with the provisions of paragraph (c) below (each such adjustment, a "PERFORMANCE ADJUSTMENT").

                  (b) Performance Adjustments shall be effective (the date of the effectiveness of any Performance Adjustment, a "PERFORMANCE
         ADJUSTMENT DATE") (i) with respect to adjustments to the Base Rate Applicable Margin, the Letter of Credit Fee Rate and the Commitment Fee Rate on the first day of the calendar month immediately following the month in which the Facility Agent receives the Borrower's annual audited consolidated financial statements pursuant to ss.9.4(a) and a certificate of the chief financial officer of the Borrower setting forth calculations of the financial information set forth below and
         (ii) with respect to the Eurodollar Rate Applicable Margin, at the end of the relevant Interest Period applicable to each Eurodollar Rate Loan.

                  (c) The Eurodollar Rate Applicable Margin, the Base Rate Applicable Margin, the Letter of Credit Fee Rate and the Commitment Fee Rate with respect to any period following any Performance Adjustment Date until the next succeeding Performance Adjustment Date shall be as set forth in the table below on the line highest up in such table with respect to which (i) the number of Clean-Up Days or Clean-Down Days, as the case may be, during the prior fiscal year, (ii) the Debt Service Coverage Ratio for such prior fiscal year, and (iii) Consolidated EBITDA for such prior fiscal year are all greater than the numbers (or ratios) corresponding to such items on each line in the table below:


----------------------------------------------------------------------------------------------------
Performance   Clean-Up Days   Debt Service            Base Rate   Eurodollar  Letter of   Commitment
   Level     and Clean- Down    Coverage     EBITDA   Applicable     Rate     Credit Fee  Fee Rate
                  Days            Ratio                 Margin    Applicable     Rate
                                                                    Margin
-----------  ---------------  ------------  --------  ----------  ----------  ----------  ----------
     1       >60 Consecutive      >2.00       >$43      0.00%        1.50%      1.25%     0.375%
              Clean-Up Days                 million
-----------  ---------------  ------------  --------  ----------  ----------  ----------  ----------
     2       >30 Consecutive      >1.75       >$37      0.50%        2.50%      1.50%     0.375%
               Clean- Down                  million
                  Days
-----------  ---------------  ------------  --------  ----------  ----------  ----------  ----------
     3             --              --          --       0.75%        2.75%      1.75%     0.500%
----------------------------------------------------------------------------------------------------

                  If the Borrow er has failed to meet all three tests in any one Perfor mance Level in the table set forth above, then the Base Rate Applica ble Margin, the Eurodo llar Rate Applica ble Margin, the Letter of Credit Fee Rate and the Commit ment Fee Rate shall be as set forth in the row corresp onding to Perfor mance Level 3 in the table set forth above.

                     7. COLLATERAL SECURITY AND GUARANTIES.

         7.1. SECURITY OF BORROWER. The Obligations shall be secured by a perfected first priority security interest (subject only to Permitted Liens entitled to priority under applicable law) in substantially all of the assets of the Borrower, whether now owned or hereafter acquired, pursuant to the terms of the Security Documents to which the Borrower is a party. The Security Documents shall also secure the obligations of the Borrower to the Lenders arising under, or pursuant to, interest rate hedging arrangements between the Borrower and one or more of the Lenders.

         7.2. GUARANTIES AND SECURITY OF SUBSIDIARIES. The Obligations shall also be guaranteed by each Subsidiary of the Borrower pursuant to the terms of the Guaranty. The obligations of the Borrower's Subsidiaries under the Guaranty shall be in turn secured by a perfected first priority security interest
(subject only to Permitted Liens entitled to priority under applicable law) in all of the assets of each such Subsidiary, whether now owned or hereafter acquired, pursuant to the terms of the Security Documents to which such Subsidiary is a party.

                       8. REPRESENTATIONS AND WARRANTIES.

         The Borrower and the Guarantors represent and warrant to the Lenders and the Facility Agent as follows:

         8.1. CORPORATE AUTHORITY.

                  8.1.1. INCORPORATION; GOOD STANDING. Each of the Borrower and its Subsidiaries (i) is a corporation duly organized, validly existing and in good standing under the laws of its state or other jurisdiction of incorporation, (ii) has all requisite corporate power to own its property and conduct its business as now conducted and as presently contemplated, and (iii) is in good standing as a foreign corporation and is duly authorized to do business in each jurisdiction where such qualification is necessary except where a failure to be so qualified would not have a materially adverse effect on the business, assets or condition

         (financial or otherwise) of the Borrower and its Subsidiaries, taken as a whole.

                  8.1.2. AUTHORIZATION. The execution, delivery and performance of this Credit Agreement and the other Loan Documents to which the Borrower or any of its Subsidiaries is or is to become a party and the transactions contemplated hereby and thereby (i) are within the corporate authority of such Person, (ii) have been duly authorized by all necessary corporate proceedings, (iii) do not conflict with or result in any breach or contravention of any provision of law, statute, rule or regulation to which the Borrower or any of its Subsidiaries is subject or any judgment, order, writ, injunction, license or permit applicable to the Borrower or any of its Subsidiaries and (iv) do not conflict with any provision of the corporate charter or bylaws of, or any agreement or other instrument binding upon, the Borrower or any of its Subsidiaries.

                  8.1.3. ENFORCEABILITY. The execution and delivery of this Credit Agreement and the other Loan Documents to which the Borrower or any of its Subsidiaries is or is to become a party will result in valid and legally binding obligations of each such Person enforceable against it in accordance with the respective terms and provisions hereof and thereof, except as enforceability is limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors' rights and except to the extent that availability of the remedy of specific performance or injunctive relief is subject to the discretion of the court before which any proceeding therefor may be brought.

         8.2. GOVERNMENTAL APPROVALS. The execution, delivery and performance by the Borrower and each of its Subsidiaries of this Credit Agreement and the other Loan Documents to which the Borrower or any of its Subsidiaries is or is to become a party and the transactions contemplated hereby and thereby do not require the approval or consent of, or filing with, any governmental agency or authority other than those already obtained.

         8.3. TITLE TO PROPERTIES; LEASES. Except as indicated on SCHEDULE 8.3 hereto, the Borrower and its Subsidiaries own all of the assets reflected in the consolidated balance sheet of the Borrower and its Subsidiaries as at the Balance Sheet Date or acquired since that date (except property and assets sold or otherwise disposed of in the ordinary course of business since that date), subject to no rights of others, including any mortgages, leases, conditional sales agreements, title retention agreements, liens or other encumbrances except Permitted Liens.

         8.4.   FINANCIAL STATEMENTS.

                  8.4.1. FINANCIAL STATEMENTS. There has been furnished to each of the Lenders a consolidated balance sheet of the Borrower and its Subsidiaries as at the Balance Sheet Date, and a consolidated statement of income of the Borrower and its Subsidiaries for the fiscal year then ended, certified by Arthur Andersen. Such balance sheet and statement of income have been prepared in accordance with generally accepted accounting principles and fairly present the financial condition of the Borrower as at the close of business on the date thereof and the results of operations for the fiscal year then ended. There are no contingent liabilities of the Borrower or any of its Subsidiaries as of such date involving material amounts, known to the officers of the Borrower, which were not disclosed in such balance sheet and the notes related thereto.

                  8.4.2. PROJECTIONS. The (i) projections of the annual operating budgets of the Borrower and its Subsidiaries on a consolidated basis, balance sheets and cash flow statements for the 1997 to 2000 fiscal years, and (ii) the projections of the Borrower delivered to the Agents on or within five (5) days of the Closing Date (which include an updated projection of the working capital adjustment between the Borrower and Reorganized Leslie Fay (as defined in the
         Plan) to occur forty-five days after Effective Date) copies of which have been delivered to each Lender, contain no material misrepresentations or omissions. As of the Closing Date, to the knowledge of the Borrower or any of its Subsidiaries, no facts exist that (individually or in the aggregate) would result in any material change in any of such projections. The projections have been prepared in good faith based upon assumptions deemed reasonable by the Borrower as of the date made, have been prepared on the basis of the assumptions stated therein and reflect estimates deemed reasonable by the Borrower as of the date made of the results of operations and other information projected therein.

                  8.4.3. PRO FORMA BALANCE SHEET. The pro forma balance sheet of the Borrower and its Subsidiaries as of the Closing Date has been prepared in accordance with generally accepted accounting principles and fairly presents the financial condition of the

         Borrower and its Subsidiaries on a pro forma basis as of the date thereof.

         8.5. NO MATERIAL CHANGES, ETC. There has occurred no materially adverse change in the operations, business, properties, assets or condition (financial or otherwise) of the Borrower and its Subsidiaries as shown on or reflected in the financial statements of the Borrower and its Subsidiaries reflecting the Plan, other than changes contemplated by the Plan and the Projections. Since the Balance Sheet Date, the Borrower has not made any Distribution.

         8.6. FRANCHISES, PATENTS, COPYRIGHTS, ETC. Each of the Borrower and its Subsidiaries possesses all franchises, patents, copyrights, trademarks, trade names, licenses and permits, and rights in respect of the foregoing, adequate for the conduct of its business substantially as now conducted without known conflict with any rights of others, except such failure to possess or conflict with the rights of others which could not reasonably be expected to have a material adverse effect on the business, assets or condition (financial or otherwise) of the Borrower and its Subsidiaries, taken as a whole.

         8.7. LITIGATION. Except as set forth in SCHEDULE 8.7 hereto, there are no actions, suits, proceedings or investigations of any kind pending or, to the knowledge of the Borrower, threatened against the Borrower or any of its Subsidiaries before any court, tribunal or administrative agency or board which have not been resolved or fully reserved for under the Plan or which (i) pose a reasonable possibility of being adversely determined against any such Person and
(ii) would, if adversely determined, either in any case or in the aggregate, have a material adverse effect on the operations, business, properties, assets or condition (financial or otherwise) of the Borrower and its Subsidiaries, taken as a whole, or on the validity, enforceability or effectiveness of the Loan Documents, or which question the validity of this Credit Agreement or any of the other Loan Documents, or any action taken or to be taken pursuant hereto or thereto.

         8.8. NO MATERIALLY ADVERSE CONTRACTS, ETC. Neither the Borrower nor any of its Subsidiaries is subject to any charter, corporate or other legal restriction, or any judgment, decree, order, rule or regulation that has or is reasonably expected in the judgment of the Borrower in the future to have a materially adverse effect on the operations, business, properties, assets or condition (financial or otherwise) of the Borrower and its Subsidiaries, taken as a whole. Neither the Borrower nor any of its Subsidiaries is a party to any contract or agreement that has or is expected, in the judgment of the Borrower's officers, to have any materially adverse effect on the operations, business, properties, assets or condition (financial or otherwise) of the Borrower and its Subsidiaries, taken as a whole.

         8.9. COMPLIANCE WITH OTHER INSTRUMENTS, LAWS, ETC. Neither the Borrower nor any of its Subsidiaries is in violation of any provision of (i) its charter documents or bylaws, (ii) any agreement or instrument to which it may be subject or by which it or any of its properties may be bound, or (iii) any decree, order, judgment, statute, license, rule or regulation, except, in the case of items (ii) and (iii), where such violation could not reasonably be expected to have a material adverse effect on the operations, business, properties, assets or condition (financial or otherwise) of the Borrower and its Subsidiaries, taken as a whole.

         8.10. TAX STATUS. The Borrower and its Subsidiaries (i) have made or filed all federal and state income and all other tax returns, reports and declarations required by any jurisdiction to which any of them is subject, except where the failure to file could not reasonably be expected to have a material adverse effect on the business, properties, assets or condition (financial or otherwise) of the Borrower and its Subsidiaries, taken as a whole,
(ii) have paid all taxes and other governmental assessments and charges shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and by appropriate proceedings and (iii) have set aside on their books provisions reasonably adequate, in the judgment of the Borrower's officers, for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Borrower know of no basis for any such claim.

         8.11. NO EVENT OF DEFAULT. No Default or Event of Default has occurred and is continuing.

         8.12. HOLDING COMPANY AND INVESTMENT COMPANY ACTS. Neither the Borrower nor any of its Subsidiaries is a "holding company", or a "subsidiary company" of a "holding company", or an affiliate" of a "holding company", as such terms are defined in the Public Utility Holding Company Act of 1935; nor is it an "investment company", or an "affiliated company" or a "principal underwriter" of an "investment company", as such terms are defined in the Investment Company Act of 1940.

         8.13. NO CLAIMS, LIENS. Except as set forth on Schedule 8.13, other than claims and liens which are to be discharged on the Effective Date, there are no claims against, or liens on the assets of, the Borrower and its Subsidiaries, other than Permitted Liens.

         8.14. ABSENCE OF FINANCING STATEMENTS, ETC. Except with respect to Permitted Liens and with respect to claims which have been discharged by the Confirmation Order, there is no financing statement, security agreement, chattel mortgage, real estate mortgage or other document filed or recorded with any filing records, registry or other public office, that purports to cover, affect or give notice of any present or possible future lien on, or security interest in, any assets or property of the Borrower or any of its Subsidiaries or any rights relating thereto.

         8.15. PERFECTION OF SECURITY INTEREST. All filings, assignments, pledges and deposits of documents or instruments have been made and all other actions have been taken that are necessary or advisable, under applicable law, to establish and perfect the Facility Agent's security interest in the Collateral. The Collateral and the Facility Agent's rights with respect to the Collateral are not subject to any setoff, claims, withholdings or other defenses. The Borrower or a Subsidiary of the Borrower party to one of the Security Agreements is the owner of the Collateral free from any lien, security interest, encumbrance and any other claim or demand, except for Permitted Liens.

         8.16. CERTAIN TRANSACTIONS. Except for arm's length transactions pursuant to which the Borrower or any of its Subsidiaries makes payments in the ordinary course of business upon terms no less favorable than the Borrower or such Subsidiary could obtain from third parties, none of the officers, directors, or employees of the Borrower or any of its Subsidiaries is presently a party to any transaction with the Borrower or any of its Subsidiaries (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Borrower, any corporation, partnership, trust or other entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner.

         8.17. EMPLOYEE BENEFIT PLANS.

                  8.17.1 IN GENERAL. Each Employee Benefit Plan has been maintained and operated in compliance in all material respects with the provisions of ERISA and, to the extent applicable, the

         Code, including but not limited to the provisions thereunder respecting prohibited transactions. The Borrower has heretofore delivered to the Facility Agent the most recently completed annual report, Form 5500, with all required attachments, and actuarial statement required to be submitted under ss.103(d) of ERISA, with respect to each Guaranteed Pension Plan.

                  8.17.2. TERMINABILITY OF WELFARE PLANS. Under each Employee Benefit Plan which is an employee welfare benefit plan within the meaning of ss.3(1) or ss.3(2)(B) of ERISA, no benefits are due unless the event giving rise to the benefit entitlement occurs prior to plan termination (except as required by Title I, Part 6 of ERISA). The Borrower or an ERISA Affiliate, as appropriate, may terminate each such Employee Benefit Plan at any time (or at any time subsequent to the expiration of any applicable bargaining agreement) in the discretion of the Borrower or such ERISA Affiliate without liability to any Person.

                  8.17.3 GUARANTEED PENSION PLANS. Each contribution required to be made to a Guaranteed Pension Plan, whether required to be made to avoid the incurrence of an accumulated funding deficiency, the notice or lien provisions of ss.302(f) of ERISA, or otherwise, has been timely made. No waiver of an accumulated funding deficiency or extension of amortization periods has been received with respect to any Guaranteed Pension Plan. No liability to the PBGC (other than required insurance premiums, all of which have been paid) has been incurred by the Borrower or any ERISA Affiliate with respect to any Guaranteed Pension Plan and there has not been any ERISA Reportable Event, or any other event or condition which presents a material risk of termination of any Guaranteed Pension Plan by the PBGC. Based on the latest valuation of each Guaranteed Pension Plan (which in each case occurred within twelve months of the date of this representation), and on the actuarial methods and assumptions employed for that valuation, the aggregate benefit liabilities of all such Guaranteed Pension Plans within the meaning of ss.4001 of ERISA did not exceed the aggregate value of the assets of all such Guaranteed Pension Plans, disregarding for this purpose the benefit liabilities and assets of any Guaranteed Pension Plan with assets in excess of benefit liabilities.

                  8.17.4.  MULTIEMPLOYER  PLANS.  Neither the  Borrower  nor any
         ERISA Affiliate has incurred any material unsatisfied liability (including secondary liability) to any Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan under ss.4201 of ERISA or as a result of a sale of assets described in ss.4204 of ERISA. Neither the Borrower nor any ERISA Affiliate has been notified that any Multiemployer Plan is in reorganization or insolvent under and within the meaning of ss.4241 or ss.4245 of ERISA or that any Multiemployer Plan intends to terminate or has been terminated under ss.4041A of ERISA.

         8.18. USE OF PROCEEDS; REGULATIONS U AND X. The proceeds of the Loans shall be used to make payments pursuant to the Plan and for working capital and general corporate purposes including, without limitation, to replace or support the Existing Letters of Credit. The Borrower will obtain Letters of Credit solely for working capital purposes. No portion of any Loan is to be used, and no portion of any Letter of Credit is to be obtained, for the purpose of purchasing or carrying any "margin security" or "margin stock" as such terms are used in Regulations U and X of the Board of Governors of the Federal Reserve System, 12 C.F.R. Parts 221 and 224.

         8.19. ENVIRONMENTAL COMPLIANCE. Except as set forth on SCHEDULE 8.19 hereto:

                  (a) none of the Borrower, its Subsidiaries or any operator of the Real Estate or any of their operations thereon is in violation, nor have they received actual notice of any alleged violation, of any judgment, decree, order, law, license, rule or regulation pertaining to environmental matters, including without limitation, those arising under the Resource Conservation and Recovery Act ("RCRA"), the Comprehensive Environmental Response, Compensation and Liability Act of 1980 as amended ("CERCLA"), the Superfund Amendments and Reauthorization Act of 1986 ("SARA"), the Federal Clean Water Act, the Federal Clean Air Act, the Toxic Substances Control Act, or any state or local statute, regulation, ordinance, order or decree relating to health, safety or the environment (hereinafter "ENVIRONMENTAL LAWS"), which violation could reasonably be expected to have a material adverse effect on the business, assets or financial condition of the Borrower and its Subsidiaries, taken as a whole;

                  (b) neither the Borrower nor any of its Subsidiaries has received written notice from any third party which is presently outstanding or unresolved including, without limitation, any federal, state or local governmental authority, (i) that any one of them has been identified by the United States Environmental

         Protection Agency ("EPA") as a potentially responsible party under CERCLA with respect to a site listed on the National Priorities List, 40 C.F.R. Part 300 Appendix B; (ii) that any hazardous waste, as defined by 42 U.S.C. ss.6903(5), any hazardous substances as defined by 42 U.S.C. ss.9601(14), any pollutant or contaminant as defined by 42 U.S.C. ss.9601(33) and any toxic substances, oil or hazardous materials or other chemicals or substances regulated by any Environmental Laws ("HAZARDOUS SUBSTANCES") which any one of them has generated, transported or disposed of has been found at any site at which a federal, state or local agency or other third party has conducted or has ordered that the Borrower or any of its Subsidiaries conduct a remedial investigation, removal or other response action pursuant to any Environmental Law; or (iii) that it is or shall be a named party to any claim, action, cause of action, complaint, or legal or administrative proceeding (in each case, contingent or otherwise) arising out of any third party's incurrence of costs, expenses, losses or damages of any kind whatsoever in connection with the release of Hazardous Substances;

                  (c) except as set forth on SCHEDULE 8.19 attached hereto and to the best of the Borrower's knowledge: (i) no portion of the Real Estate has been used for the handling, processing, storage or disposal of Hazardous Substances except in accordance with applicable Environmental Laws or except where non-compliance could not reasonably be expected to have a material adverse effect on the business, assets or condition (financial or otherwise) of the Borrower and its
         Subsidiaries, taken as a whole; and no underground tank or other underground storage receptacle for Hazardous Substances is located on any portion of the Real Estate; (ii) in the course of any activities conducted by the Borrower, its Subsidiaries or operators of its properties, no Hazardous Substances have been generated or are being used on the Real Estate except in accordance with applicable Environmental Laws or except where non-compliance could not reasonably be expected to have a material adverse effect on the business, assets or condition (financial or otherwise) of the Borrower and its Subsidiaries, taken as a whole; (iii) there have been no releases (i.e. any past or present releasing, spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, disposing or dumping) of Hazardous Substances on, upon, into or from the properties of the Borrower or its Subsidiaries, which releases would have a material adverse effect on the value of any of the Real Estate or adjacent properties or the environment; (iv) there have been no releases on, upon, from or into any real property in the vicinity of any of the


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                                       63


         Real Estate which, through soil or groundwater contamination, may have come to be located on, and which could reasonably be expected to have a material adverse effect on the business, assets or condition (financial or otherwise) of the Borrower and its Subsidiaries, taken as a whole; and (v) in addition, any Hazardous Substances that have been generated on any of the Real Estate which have been transported offsite have been transported offsite only by carriers having an identification number issued by the EPA, treated or disposed of only by treatment or disposal facilities maintaining valid permits as required under applicable Environmental Laws, which transporters and facilities have been and are, to the best of the Borrower's knowledge, operating in material compliance with such permits and applicable Environmental Laws; and

                  (d) None of the Borrower and its Subsidiaries or any of the Real Estate is subject to any material applicable environmental law requiring the performance of Hazardous Substances site assessments, or the removal or remediation of Hazardous Substances, or the giving of notice to any governmental agency or the recording or delivery to other Persons of an environmental disclosure document or statement by virtue of the transactions set forth herein and contemplated hereby or as a condition to the effectiveness of any other transactions contemplated hereby.

         8.20. SUBSIDIARIES, ETC. Each of the Subsidiaries of the Borrower is listed on SCHEDULE 8.20 hereto. Except as set forth on SCHEDULE 8.20 hereto, neither the Borrower nor any Subsidiary of the Borrower is engaged in any joint venture or partnership with any other Person.

         8.21. BANK ACCOUNTS. SCHEDULE 8.21 sets forth the account numbers and location of all bank accounts of the Borrower and each of its Subsidiaries, as such Schedule is updated pursuant to notices given by the Borrower to the Facility Agent pursuant to ss.10.11.

         8.22. ASSETS, INVENTORY. The inventory and other assets of the Borrower and the Guarantor are substantially in the amounts and of the quality and value previously represented by the Borrower to the Facility Agent.

         8.23. INVENTORY LOCATIONS. The inventory of the Borrower and its Subsidiaries is located at the locations set forth on SCHEDULE 8.23 hereto (as such Schedule is updated pursuant to notices given by the Borrower to the Facility Agent pursuant to ss.9.16) or is in transit from one such location to another such location.


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                                       64


         8.24. INSURANCE. The insurance maintained by the Borrower and its Subsidiaries is sufficient for the conduct of the Borrower's and such Subsidiary's business, is of the types and the amounts and has been issued pursuant to policies which are customarily carried by companies engaged in similar lines of business as the Borrower and its Subsidiaries, and the Facility Agent is named as loss payee under each such casualty policy and as additional insured under each such liability policy.

         8.25.  PLAN  EFFECTIVE.   The  Effective  Date  has  occurred  and  the
Confirmation Order has been entered and is not subject to any stay.

         8.26. DISCLOSURE. No representation or warranty made by the Borrower or any of its Subsidiaries in this Credit Agreement or any agreement, instrument, document, certificate, or other written statement furnished to the Facility Agent or any Lender by or on behalf of the Borrower and any of its Subsidiaries in connection with any of the transactions contemplated by any of the Loan Documents (other than the projections referred to in ss.8.4.2, which have been prepared in good faith and based upon assumptions deemed to be reasonable by the Borrower at the time of preparation) contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained therein not misleading in light of the circumstances in which they are made.

                    9. AFFIRMATIVE COVENANTS OF THE BORROWER.

         The Borrower and the Guarantors covenant and agree that, so long as any Loan, Unpaid Reimbursement Obligation, Letter of Credit or Note is outstanding or any Lender has any obligation to make any Loans or the Facility Agent has any obligation to issue, extend or renew any Letters of Credit:

         9.1. PUNCTUAL PAYMENT. The Borrower will duly and punctually pay or cause to be paid the principal and interest on the Loans, all Reimbursement Obligations, the Letter of Credit Fees, the commitment fees, the Facility Agent's fee and all other amounts provided for in this Credit Agreement and the other Loan Documents to which the Borrower or any of its Subsidiaries is a party (including, without limitation, the reasonable fees and expenses of any consultants, appraisers, examiners or advisors retained by the Facility Agent in connection with and pursuant to this Credit Agreement), all in accordance with the terms of this Credit Agreement and such other Loan Documents.


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                                       65



         9.2. MAINTENANCE OF OFFICE. The Borrower will maintain its chief executive office and the chief executive office of each of the Guarantors in New York, New York and Secaucus, New Jersey or at such other place in the United States of America as the Borrower shall designate upon written notice to the Facility Agent, where notices, presentations and demands to or upon the Borrower and the Guarantors in respect of the Loan Documents to which the Borrower or any Guarantor is a party may be given or made.

         9.3. RECORDS AND ACCOUNTS. The Borrower will (i) keep, and cause each of its Subsidiaries to keep, true and accurate records and books of account in which full, true and correct entries will be made in accordance with generally accepted accounting principles and (ii) maintain adequate accounts and reserves for all taxes (including income taxes), depreciation, depletion, obsolescence and amortization of its properties and the properties of its Subsidiaries, contingencies, and other reserves.

         9.4. FINANCIAL STATEMENTS, CERTIFICATES AND INFORMATION. The Borrower will deliver to each of the Lenders:

                  (a) as soon as practicable, but in any event not later than ninety (90) days after the end of each fiscal year of the Borrower, the consolidated balance sheet of the Borrower and its Subsidiaries and the consolidating balance sheet of the Borrower and its Subsidiaries, each as at the end of such year, and the related consolidated statement of income and consolidated statement of cash flow and consolidating statement of income and consolidating statement of cash flow for such year, each setting forth in comparative form the figures for the previous fiscal year and the figures provided in the projections provided to the Lenders pursuant to ss.8.4.2 or ss.9.4(g), as the case may be, and all such consolidated and consolidating statements to be in reasonable detail, prepared in accordance with generally accepted accounting principles, and, with respect to the consolidated financial statements, certified without qualification by Arthur Andersen or by other independent certified public accountants satisfactory to the Facility Agent, together with a written statement from such accountants to the effect that they have read a copy of this Credit Agreement, and that, in making the examination necessary to said certification, they have obtained no knowledge of any Default or Event of Default, or, if such accountants shall have obtained knowledge of any then existing Default or Event of Default they shall disclose in such statement any such Default or Event of Default; PROVIDED that such accountants shall not be liable to the Lenders for failure to obtain knowledge of any Default or Event of Default;

                  (b) as soon as practicable, but in any event not later than forty-five (45) days after the end of each of the fiscal quarters of the Borrower (other than the last fiscal quarter in each fiscal year), copies of the unaudited consolidated balance sheet of the Borrower and its Subsidiaries and the unaudited consolidating balance sheet of the Borrower and its Subsidiaries, each as at the end of such quarter, and the related consolidated statement of income and consolidated statement of cash flow and consolidating statement of income and consolidating statement of cash flow for the portion of the Borrower's fiscal year then elapsed, each setting forth in comparative form the figures provided in the projections provided to the Lenders pursuant to ss.8.4.2 or ss.9.4(g), as the case may be, and all in reasonable detail and prepared in accordance with generally accepted accounting principles (subject to year-end adjustments and the absence of footnotes), together with a certification by the principal financial or accounting officer of the Borrower that the information contained in such financial statements fairly presents the financial position of the Borrower and its Subsidiaries on the date thereof (subject to year-end adjustments and the absence of footnotes);

                  (c) as soon as  practicable,  but in any event  within  thirty
         (30) days after the end of each month in each fiscal year of the Borrower, unaudited monthly consolidated financial statements of the Borrower and its Subsidiaries for such month and unaudited monthly consolidating financial statements of the Borrower and its Subsidiaries for such month, each setting forth in comparative form the figures provided in the projections provided to the Lenders pursuant to ss.8.4.2 or ss.9.4(g), as the case may be, and each prepared in accordance with generally accepted accounting principles (subject to year-end adjustments and the absence of footnotes), together with a certification by the principal financial or accounting officer of the Borrower that the information contained in such financial statements fairly presents the financial condition of the Borrower and its Subsidiaries on the date thereof (subject to year-end adjustments and the absence of footnotes);

                  (d) simultaneously with the delivery of the financial statements referred to in subsections (a) and (b) above, a statement certified by the principal financial or accounting officer of the Borrower in substantially the form of EXHIBIT E hereto and setting forth in reasonable detail computations evidencing compliance with the covenants contained in ss.11 and (if applicable) reconciliations to reflect changes in generally accepted accounting principles since the Balance Sheet Date;

                  (e) contemporaneously with the filing or mailing thereof, copies of all material of a financial nature filed with the Securities and Exchange Commission or sent to the stockholders of the Borrower;

                  (f) not later than Wednesday of each fiscal week or at such other times as the Facility Agent may reasonably request, a Borrowing Base Report setting forth the Borrowing Base as at the end of the prior fiscal week (ending on the Saturday of such week) or such other date so requested by the Facility Agent, together with any supporting schedules as may be required by the Facility Agent;

                  (g) as soon as practicable, but in any event no later than forty-five (45) days prior to the beginning of each fiscal year of the Borrower, projections of the Borrower and its Subsidiaries updating those projections delivered to the Lenders and referred to in ss.8.4.2 or, if applicable, updating any later such projections delivered pursuant to this ss.9.4(g); and

                  (h)  from  time  to  time  such  other   financial   data  and
         information (including accountants' management letters) as the Facility Agent or any Lender may reasonably request.

         9.5.   NOTICES.

                  9.5.1. DEFAULTS. The Borrower will promptly notify the Facility Agent and each of the Lenders in writing of the occurrence of any known Default or Event of Default. If any Person shall give any notice or take any other action in respect of a claimed default (whether or not constituting an Event of Default) under this Credit Agreement, any of the Notes, or any other note, evidence of indebtedness, indenture or other obligation to which or with respect to which the Borrower or any of its Subsidiaries is a party or obligor, whether as principal, guarantor, surety or otherwise, the Borrower shall forthwith give written notice thereof to the Facility Agent and each of the Lenders, describing the notice or action and the nature of the claimed default.


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                                       68



                  9.5.2. ENVIRONMENTAL EVENTS. The Borrower will promptly give notice to the Facility Agent and each of the Lenders (i) of any known violation of any Environmental Law that the Borrower or any of its Subsidiaries reports in writing or is reportable by such Person in writing (or for which any written report supplemental to any oral report is made) to any federal, state or local environmental agency and
         (ii) upon becoming aware thereof, of any inquiry, proceeding, investigation, or other action, including a notice from any agency of potential environmental liability, of any federal, state or local environmental agency or board; in each case, that could reasonably be expected to materially affect the operations, business, assets, liabilities, condition (financial or otherwise) of the Borrower and its Subsidiaries, taken as a whole, or the Facility Agent's security interests pursuant to the Security Documents.

                  9.5.3. NOTIFICATION OF CLAIM AGAINST COLLATERAL. The Borrower will, immediately upon becoming aware thereof, notify the Facility
         Agent and each of the Lenders in writing of any setoff, claims (including, with respect to the Real Estate, environmental claims), withholdings or other defenses to which any of the Collateral, or the Facility Agent's rights with respect to the Collateral, are subject (excluding mark downs and allowances incurred in the ordinary course of business).

                  9.5.4. NOTICE OF LITIGATION AND JUDGMENTS. The Borrower will, and will cause each of its Subsidiaries to, give notice to the Facility Agent and each of the Lenders in writing within fifteen (15) days of becoming aware of any litigation or proceedings threatened in writing or any pending litigation and proceedings affecting the Borrower or any of its Subsidiaries or to which the Borrower or any of its Subsidiaries is or becomes a party involving an uninsured claim against the Borrower or any of its Subsidiaries that could reasonably be expected to have a materially adverse effect on the Borrower and its Subsidiaries, taken as a whole, or on the validity, enforceability or effectiveness of the Loan Documents, and stating the nature and status of such litigation or proceedings. The Borrower will, and will cause each of its Subsidiaries to, give notice to the Facility Agent and each of the Lenders, in writing, in form and detail satisfactory to the Facility Agent, within ten (10) days of any judgment not covered by insurance, final or otherwise, against the Borrower or any of its Subsidiaries in an amount in excess of $100,000.

         9.6. CORPORATE EXISTENCE; MAINTENANCE OF PROPERTIES. The Borrower will do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence, material rights and material franchises and those of its Subsidiaries and will not, and will not cause or permit any of its Subsidiaries to, convert to a limited liability company. It (i) will cause all of its properties and those of its Subsidiaries necessary for the conduct of its business or the business of its Subsidiaries to be reasonably maintained and kept in reasonably good condition, repair and working order and supplied with all reasonably necessary equipment, (ii) will cause to be made all reasonably necessary repairs, renewals, replacements, betterments and improvements thereof, all as in the judgment of the Borrower may be reasonably necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times, and (iii) will, and will cause each of its Subsidiaries to, continue to engage primarily in the businesses now conducted by them and in related businesses; PROVIDED that nothing in this ss.9.6 shall prevent the Borrower from discontinuing the operation and maintenance of any of its properties or any of those of its Subsidiaries if such discontinuance is, in the judgment of the Borrower, desirable in the conduct of its or their business and that do not in the aggregate materially adversely affect the business of the Borrower and its Subsidiaries on a consolidated basis.

         9.7. INSURANCE. The Borrower will, and will cause each of its Subsidiaries to, maintain with financially sound and reputable insurers insurance with respect to its properties and business against such casualties and contingencies and of the type and amount as shall be in accordance with the general practices of companies engaged in similar lines of businesses in similar geographic areas and in amounts, containing such terms, in such forms and for such periods as may be reasonable and prudent and in accordance with the terms of the Security Documents.

         9.8. TAXES. The Borrower will, and will cause each of its Subsidiaries to, duly pay and discharge, or cause to be paid and discharged, before the same shall become overdue, all taxes (including, without limitation, sales taxes and withholding taxes), assessments and other governmental charges imposed upon it and its real properties, sales and activities, or any part thereof, or upon the income or profits therefrom, as well as all claims for labor, materials, or supplies that if unpaid might by law become a lien or charge upon any of its property; PROVIDED that any such tax, assessment, charge, levy or claim need not be paid if the validity or amount thereof shall currently be contested in good faith by appropriate proceedings and if the Borrower or such Subsidiary shall have set aside on its books adequate reserves with respect thereto;


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                                       70


and PROVIDED FURTHER that the Borrower and each Subsidiary of the Borrower will pay all such taxes, assessments, charges, levies or claims forthwith upon the commencement of proceedings to foreclose any lien that may have attached as security therefor.

         9.9. INSPECTION OF PROPERTIES AND BOOKS, ETC.

                  9.9.1. GENERAL. The Borrower shall permit the Lenders, the Facility Agent and its agents, to visit and inspect the premises of the Borrower and its Subsidiaries, to examine the books of account and records of the Borrower and its Subsidiaries (and to make copies thereof and extracts therefrom) and to discuss the affairs, finances and accounts of the Borrower and its Subsidiaries with, and to be advised as to the same by, the officers of the Borrower and its Subsidiaries, all during normal business hours and at such intervals as the Facility Agent or any Lender may reasonably request; PROVIDED, that if and to the extent that any of such books and records of the Borrower are legally privileged, such books and records need not be disclosed to the Lenders or the Facility Agent so long as the Borrower and its Subsidiaries shall discuss with the Lenders or the Facility Agent the matters covered by such privileged materials. The Borrower shall permit the Facility Agent and its agents to (a) conduct examinations, collateral examinations and verifications of the components of the Borrowing Base and any other assets of the Borrower and its Subsidiaries and (b) examine and verify the systems and procedures of the Borrower and its Subsidiaries (including, without limitation, those relating to the cash management arrangements of the Borrower and its Subsidiaries), all during normal business hours and at such intervals as the Facility Agent may reasonably request.

                  9.9.2. COLLATERAL REPORTS. From time to time upon the request of the Facility Agent the Borrower will obtain and deliver to the Facility Agent a report of an independent collateral auditor reasonably satisfactory to the Facility Agent (which may be affiliated with one of the Lenders) with respect to the Accounts Receivable and inventory components included in the Borrowing Base, which report shall indicate whether or not the information set forth in the Borrowing Base Report most recently delivered is accurate and complete in all material respects based upon a review by such auditors of the Accounts Receivable (including verification with respect to the amount, aging, identity and credit of the respective account debtors and the billing practices of the Borrower or its applicable Subsidiary) and inventory (including verification as to the value, location and respective types). All such collateral value reports shall be conducted and made at the expense of the Borrower.

                  9.9.3. APPRAISALS. From time to time upon the reasonable request of the Facility Agent in a prior written notice the Borrower will obtain and deliver to the Facility Agent appraisal reports in form and substance and from appraisers satisfactory to the Facility Agent, stating (i) the then current fair market, orderly liquidation and forced liquidation values of all or any portion of the equipment or real estate owned by the Borrower or any of its Subsidiaries and (ii) the then current business value of each of the Borrower and its Subsidiaries. All such appraisals shall be conducted and made at the expense of the Borrower.

                  9.9.4.   COMMUNICATIONS   WITH   ACCOUNTANTS.   The   Borrower
         authorizes the Facility Agent and, if accompanied by the Facility Agent, the Lenders to communicate directly with the Borrower's independent certified public accountants and authorizes such accountants to disclose to the Facility Agent and the Lenders any and all financial statements and other supporting financial documents and schedules including copies of any management letter with respect to the business, financial condition and other affairs of the Borrower or any of its Subsidiaries. At the reasonable request of the Facility Agent, the Borrower shall deliver a letter addressed to such accountants instructing them to comply with the provisions of this ss.9.9.4.

         9.10. COMPLIANCE WITH LAWS, CONTRACTS, LICENSES, AND PERMITS. The Borrower will, and will cause each of its Subsidiaries to, comply with (i) the applicable laws and regulations wherever its business is conducted, including, without limitation, all Environmental Laws and OSHA, (ii) the provisions of its charter documents and by-laws, (iii) all agreements and instruments by which it or any of its properties may be bound and (iv) all applicable decrees, orders, and judgments, except, in the case of items (i), (iii), and (iv) only, such non-compliance as could not reasonably be expected to have a material adverse effect on the business, assets or condition (financial or otherwise) of the Borrower and its Subsidiaries, taken as a whole. If any authorization, consent, approval, permit or license from any officer, agency or instrumentality of any government shall become necessary or required in order that the Borrower or any of its Subsidiaries may fulfill any of its obligations hereunder or any of the other Loan Documents to which the Borrower or such Subsidiary is a party, the Borrower will, or (as the case may be) will cause such Subsidiary to, immediately take or cause to be taken all reasonable steps within the power of the Borrower or such Subsidiary to obtain such authorization, consent, approval, permit or license and furnish the Facility Agent and the Lenders with evidence thereof.

         9.11. EMPLOYEE BENEFIT PLANS. The Borrower will (i) promptly upon filing the same with the Department of Labor or Internal Revenue Service and upon request of the Facility Agent, furnish to the Facility Agent a copy of the most recent actuarial statement required to be submitted under ss.103(d) of ERISA and Annual Report, Form 5500, with all required attachments, in respect of each Guaranteed Pension Plan and (ii) promptly upon receipt or dispatch, furnish to the Facility Agent any notice, report or demand sent or received in respect of a Guaranteed Pension Plan under ss.ss.302, 4041, 4042, 4043, 4063, 4065, 4066 and 4068 of ERISA, or in respect of a Multiemployer Plan, under ss.ss.4041A, 4202, 4219, 4242, or 4245 of ERISA.

         9.12. USE OF PROCEEDS. The Borrower will use the proceeds of the Loans solely to make payments pursuant to the Plan and for working capital and general corporate purposes. The Borrower will obtain Letters of Credit solely for working capital purposes including, without limitation, to replace and/or support Existing Letters of Credit.

         9.13. COLLATERAL. The Borrower shall take all steps necessary or reasonably desirable to maintain the first priority perfected security interest of the Facility Agent in the Collateral.

         9.14. MORTGAGED PROPERTY; U.K. COLLATERAL. (a) If, after the Closing Date, the Borrower or any of its Subsidiaries acquires or leases for a term in excess of five (5) years real estate used as a manufacturing or warehouse facility, the Borrower shall, or shall cause such Subsidiary to, notify the Facility Agent and upon the Facility Agent's request, forthwith deliver to the Facility Agent a fully executed mortgage or deed of trust over such real estate, in form and substance reasonably satisfactory to the Facility Agent, together with title insurance policies, surveys, evidences of insurances with the Facility Agent named as loss payee and additional insured, legal opinions and other documents and certificates with respect to such real estate as shall be satisfactory to the Facility Agent. The Borrower further agrees that, following the taking of such actions with respect to such real estate, the Facility Agent shall have for the benefit of the Lenders and the Facility Agent a valid and enforceable first priority mortgage or deed of trust over such real estate, free and clear of all defects and encumbrances except for Permitted Liens.

         (b) At any time after the Closing Date and upon the request of the Facility Agent, the Borrower shall, and shall cause Sassco Europe to (in each case, within thirty (30) days of such request of the Facility Agent), take all steps reasonably requested by the Facility Agent to cause Sassco Europe to grant to the Facility Agent, for the benefit of the Agents and the Lenders, a first priority perfected security interest in all of the assets of Sassco Europe, pursuant to such documentation and together with such supporting documentation (including, without limitation, legal opinions and evidence of proper corporate authorization) as shall be in form and substance satisfactory to the Facility Agent.

         9.15. BANK ACCOUNTS.

                  (a) On or prior to the Closing Date, the Borrower will, and will cause each of its Subsidiaries to, (i) establish a depository account (the "FNBB CONCENTRATION ACCOUNT") under the control of the Facility Agent for the benefit of the Lenders and the Facility Agent, in the name of the Borrower and such Subsidiaries, (ii) direct all depository institutions with Store Accounts to cause all funds in excess of $2,500 held in each such Store Account to be transferred no less frequently than once each week to, and only to, the FNBB Concentration Account or such other location as the Facility Agent shall designate, (iii) cause all proceeds of Accounts Receivable of the Borrower (including, without limitation, proceeds received from Heller pursuant to the Heller Factoring Agreement) to be deposited only into the FNBB Concentration Account or depository accounts with financial institutions which have entered into Agency Account Agreements, and
         (iv) except for amounts in any Store Account which are less than $2,500, at all times ensure that, within five (5) days following the Borrower's or any of its Subsidiaries' receipt of any cash or cash equivalents or any other proceeds of Collateral, all such amounts shall have been deposited in the FNBB Concentration Account.

                  (b) The Borrower will, and will cause each of its Subsidiaries to, use its best efforts to obtain Agency Account Agreements (whereby such depository institution shall, among other things, waive any right to set-off, other than for service charges and returns incurred in connection therewith) from each depository institution (other than
         FNBB) at which any depository account is located.

                  (c) The Borrower  hereby agrees that all amounts  belonging to
         the  Borrower   and  received  by  the  Facility   Agent  in  the  FNBB

         Concentration Account will be the sole and exclusive property of the Facility Agent, for the accounts of the Lenders and the Facility Agents, to be applied in accordance with (i) ss.3.2 prior to the occurrence of an Event of Default and (ii) ss.3.3 after the occurrence and during the continuance of an Event of Default.

                  (d) The Borrower will, and will cause each of its Subsidiaries to maintain, at all times, cash management arrangements which shall be satisfactory to the Facility Agent (in its sole and absolute discretion).

                  (e) The Borrower hereby authorizes the Facility Agent to charge the Operating Account for any principal, interest, fees and other amounts payable under this Credit Agreement or the other Loan Documents.

         9.16. INVENTORY RESTRICTIONS. The Borrower shall cause all Eligible Inventory to be located at all times solely at Permitted Inventory Locations (or in transit to such a location), and to be sold or otherwise disposed of in the ordinary course of the Borrower's business, consistent with past practices or as required pursuant to the terms of this Credit Agreement. If an additional Permitted Inventory Location is established by the Borrower hereunder by compliance with the requirements set forth in the definition of "Permitted Inventory Locations", SCHEDULE 8.23 shall be updated by the Facility Agent to reflect such additional Permitted Inventory Location.

         9.17. GREEN SHEETS. As soon as practicable but in any event no later than one hundred eighty (180) days after the Closing Date, the Borrower will cause the production, planning, and tracking system maintained in the Borrower's offices located in New York, New York (the "GREEN SHEETS") to be computerized so that such Green Sheets are available (on a daily basis, if necessary) to the Borrower's production and finance business units located in New Jersey and in a form containing the most recent information available to those employees of the Borrower located in New York, New York who are responsible for maintaining the Green Sheets.

         9.18. LANDLORD WAIVERS. The Borrower shall deliver to the Facility Agent waivers from the landlords of all leased warehouse properties (except for the Hong Kong Warehouse) permitting the exercise of all remedies under the Security Documents by the Facility Agent.

         9.19. FURTHER ASSURANCES. The Borrower will, and will cause each of its Subsidiaries to, cooperate with the Lenders and the Facility Agent and execute such further instruments and documents as the Lenders or the Facility Agent shall reasonably request to carry out to their reasonable satisfaction the transactions contemplated by this Credit Agreement and the other Loan Documents.

                 10. CERTAIN NEGATIVE COVENANTS OF THE BORROWER.

         The Borrower and the Guarantors covenant and agree that, so long as any Loan, Unpaid Reimbursement Obligation, Letter of Credit or Note is outstanding or any Lender has any obligation to make any Loans or the Facility Agent has any obligations to issue, extend or renew any Letters of Credit:

         10.1. RESTRICTIONS ON INDEBTEDNESS. The Borrower will not, and will not permit any of its Subsidiaries to, create, incur, assume, guarantee or be or remain liable, contingently or otherwise, with respect to any Indebtedness other than:

                  (a) Indebtedness to the Lenders and the Facility Agent arising under any of the Loan Documents;

                  (b) current liabilities of the Borrower or such Subsidiary incurred in the ordinary course of business not incurred through (i) the borrowing of money or (ii) the obtaining of credit except for credit on an open account basis customarily extended and in fact extended in connection with normal purchases of goods and services;

                  (c) Indebtedness in respect of taxes, assessments, governmental charges or levies and claims for labor, materials and supplies to the extent that payment therefor shall not at the time be required to be made in accordance with the provisions of ss.9.8;

                  (d) Indebtedness (i) constituting contingent obligations with respect to pending litigation which is being contested in good faith by appropriate proceedings and as to which appropriate reserves have been established and (ii) in respect of judgments or awards that (A) have been in force for less than the applicable period for taking an appeal so long as execution is not levied thereunder or in respect of which the Borrower or such Subsidiary shall at the time in good faith be prosecuting an appeal or proceedings for review and in respect of which a stay of execution shall have been obtained pending such appeal or review and (B) otherwise comply with the terms of Section 14.1(h) hereof;

                  (e) endorsements for collection, deposit or negotiation and warranties of products or services, in each case incurred in the ordinary course of business;

                  (f) Indebtedness represented by (i) the Senior Notes and (ii) the Kasper Agreements;

                  (g) Indebtedness consisting of notes payable to The Leslie Fay Companies, Inc. or its affiliates or certain professionals retained in the Chapter 11 case, in any event pursuant to the Plan, in an aggregate principal amount not to exceed $8,000,000;

                  (h) Indebtedness constituting rental obligations under Capitalized Leases and Indebtedness incurred in connection with the acquisition after the date hereof of any real or personal property by the Borrower or such Subsidiary, PROVIDED that the aggregate principal amount of such Indebtedness of the Borrower and its Subsidiaries (excluding any leases entered into by the Borrower with respect to 1412 Broadway, New York, New York so long as the annual rental obligations thereunder do not exceed $1,200,000) shall not exceed the aggregate amount of $500,000 at any one time;

                  (i) Indebtedness existing on the date hereof and listed and described on SCHEDULE 10.1 hereto and any refinancings of any such Indebtedness PROVIDED that any such refinancing shall be on terms and conditions no less favorable than such existing Indebtedness to the Borrower, the Lenders and the Facility Agent;

                  (j) Indebtedness of (i) a Subsidiary of the Borrower to the Borrower so long as the corresponding Investment of the Borrower is permitted pursuant to ss.10.3(e) hereof and (ii) the Borrower to a Subsidiary of the Borrower;

                  (k) Indebtedness of the Borrower and its Subsidiaries in respect of operating leases and guaranties thereof by the Borrower;

                  (l) Indebtedness of the Borrower and its Subsidiaries incurred in connection with employment contracts, severance agreements and stock option plans entered into in the ordinary course of business of such Person(s); and

                  (m) other Indebtedness of the Borrower and its Subsidiaries; provided that the aggregate amount of Indebtedness permitted pursuant to this ss.10.1(m) shall not exceed, at any time, $1,000,000.

         10.2. RESTRICTIONS ON LIENS. The Borrower will not, and will not permit any of its Subsidiaries to, (i) create or incur or suffer to be created or incurred or to exist any lien, encumbrance, mortgage, pledge, charge, restriction or other security interest of any kind upon any of its property, assets (including, without limitation, any inventory) or capital stock of any character whether now owned or hereafter acquired, or upon the income or profits therefrom; (ii) transfer any of such property or assets or the income or profits therefrom for the purpose of subjecting the same to the payment of Indebtedness or performance of any other obligation in priority to payment of its general creditors; (iii) acquire, or agree or have an option to acquire, any property or assets upon conditional sale or other title retention or purchase money security agreement, device or arrangement; (iv) suffer to exist for a period of more than thirty (30) days after the same shall have been incurred any Indebtedness or claim or demand against it that if unpaid might by law or upon bankruptcy or insolvency, or otherwise, be given any priority whatsoever over its general creditors; or (v) sell, assign, pledge or otherwise transfer any accounts, contract rights, general intangibles, chattel paper or instruments, with or without recourse (other than pursuant to the Heller Factoring Agreement); PROVIDED that the Borrower and any Subsidiary of the Borrower may create or incur or suffer to be created or incurred or to exist:

                  (a) liens in favor of the Borrower on all or part of the assets of Subsidiaries of the Borrower securing Indebtedness owing by Subsidiaries of the Borrower to the Borrower;

                  (b) liens to secure taxes, assessments and other government charges in respect of obligations not overdue pursuant to the terms of ss.9.8 or liens to secure claims for labor, material or supplies in respect of obligations not overdue pursuant to the terms of ss.9.8;

                  (c) deposits or pledges made in connection with, or to secure payment of, workmen's compensation, unemployment insurance, old age pensions or other social security obligations;

                  (d) deposits or pledges to secure the performance of tenders, bids and other contracts, made in the ordinary course of business and other than for the payment of borrowed money;

                  (e) liens in respect of judgments or awards, the Indebtedness with respect to which is permitted by ss.10.1(d);

                  (f) liens of carriers, warehousemen, mechanics and materialmen, and other like liens in existence less than 120 days from the date of creation thereof (i) in respect of obligations not overdue or (ii) in respect of overdue obligations for which the liability of the Borrower or such Subsidiary is being contested in good faith and by appropriate proceedings; PROVIDED, that the aggregate amount of obligations permitted pursuant to this clause (ii) shall not, at any time, exceed $100,000;

                  (g) encumbrances on Real Estate consisting of easements, rights of way, zoning restrictions, restrictions on the use of real property and defects and irregularities in the title thereto, landlord's or lessor's liens under leases to which the Borrower or a Subsidiary of the Borrower is a party, and other minor liens or encumbrances none of which in the opinion of the Borrower interferes materially with the use of the property affected in the ordinary conduct of the business of the Borrower and its Subsidiaries, which defects do not individually or in the aggregate have a materially adverse effect on the business of the Borrower individually or of the Borrower and its Subsidiaries on a consolidated basis;

                  (h) liens existing on the date hereof and listed and described on SCHEDULE 10.2 hereto;

                  (i) purchase money security interests in or purchase money mortgages on real or personal property (other than inventory) acquired after the date hereof to secure purchase money Indebtedness of the type and amount permitted by ss.10.1(h), incurred in connection with the acquisition of such property, which security interests or mortgages cover only the real or personal property so acquired;

                  (j) liens in favor of the Facility Agent for the benefit of the Lenders and the Facility Agent under the Loan Documents;

                  (k) liens arising from precautionary UCC financing statement filings regarding operating leases, equipment under construction for the Borrower or any of its Subsidiaries or equipment being used by the Borrower or any of its Subsidiaries on a trial basis (and anticipated to be leased pursuant to an operating lease, or purchased, by the Borrower or such Subsidiary);

                  (l) customary restrictions imposed by licensors of software or trademarks on users thereof;

                  (m) subject to the rights of the Facility Agent and the Lenders under the Security Documents, interests of licensees and sublicensees in any trademarks or other intellectual property license or sub- license by the Borrower or any of its Subsidiaries;

                  (n) liens arising from precautionary Uniform Commercial Code financing statement filings with respect to the sale of accounts receivable of the Borrower pursuant to the Heller Factoring Agreement; and

                  (o) liens consisting of Uniform Commercial Code financing statement filings with respect to claims which have been discharged by the Confirmation Order.

         10.3. RESTRICTIONS ON INVESTMENTS. The Borrower will not, and will not permit any of its Subsidiaries to, make or permit to exist or to remain outstanding any Investment except:

                  (a) Investments in marketable direct or guaranteed obligations of the United States of America that mature within one (1) year from the date of purchase by the Borrower;

                  (b) Investments in demand deposits, certificates of deposit, bankers acceptances and time deposits of United States banks having total assets in excess of $1,000,000,000;

                  (c) Investments in securities commonly known as "commercial paper" issued by a corporation organized and existing under the laws of the United States of America or any state thereof that at the time of purchase have been rated and the ratings for which are not less than "P 1" if rated by Moody's Investors Services, Inc., and not less than "A 1" if rated by Standard and Poor's;

                  (d) Investments existing on the date hereof and listed and described on SCHEDULE 10.3 hereto;

                  (e) Investments by the Borrower in Subsidiaries of the Borrower so long as such entities remain Subsidiaries of the Borrower, PROVIDED that the aggregate amount of cash Investments permitted pursuant to this ss.10.3(e) shall not, at any time, exceed $2,500,000;

                  (f)  Investments consisting of the Guaranty;

                  (g)   Investments   in  shares  of  mutual   funds   investing
         substantially in Investments permitted pursuant to ss.ss.10.3(a), (b), and (c);

                  (h) Investments consisting of loans and advances to employees for moving, entertainment, travel and other similar expenses in the ordinary course of business not to exceed $350,000 in the aggregate at any time outstanding;

                  (i) Investments consisting of accounts receivables owing to the Borrower or any of its Subsidiaries, if created or acquired in the ordinary course of business and payable or dischargeable in accordance with customary terms;

                  (j) Investments in capital stock or promissory notes resulting from the conversion of uncollectible accounts receivable of the Borrower or any of its Subsidiaries;

                  (k) Investments consisting of loans, advances and other investments in partnership, joint ventures and similar investments with Persons that are not Affiliates of the Borrower so long as the aggregate principal amount thereof at any time outstanding (exclusive of Investments permitted pursuant to ss.10.3(m) and determined without regard to any write-downs or write-offs thereof) shall not exceed $500,000;

                  (l) Investments consisting of noncash consideration received by the Borrower or any of its Subsidiaries in connection with any asset sale to the extent permitted by ss.10.5.2; and

                  (m) Investments in a Canadian distributorship for goods to be sold in Canada; provided that the aggregate amount of Investments permitted pursuant to this ss.10.3(m) shall not, at any time, exceed $2,000,000;

PROVIDED, HOWEVER, that, with the exception of demand deposits of Lenders referred to in ss.10.3(b), Investments referred to in ss.10.3(f) and loans and advances referred to in ss.10.3(h), such Investments will be considered Investments permitted by this ss.10.3 only if all actions have been taken to the reasonable satisfaction of the Facility Agent to provide to the Facility Agent, for the benefit of the Lenders and the Facility Agent, a first priority perfected security interest in all of such Investments free of all encumbrances other than Permitted Liens.

         10.4. DISTRIBUTIONS. The Borrower will not make any Distributions.

         10.5. MERGER, CONSOLIDATION AND DISPOSITION OF ASSETS.

                  10.5.1. MERGERS AND ACQUISITIONS. The Borrower will not, and will not permit any of its Subsidiaries to, become a party to any merger or consolidation, or agree to or effect any asset acquisition or stock acquisition (other than the acquisition of assets in the ordinary course of business consistent with past practices) except the merger or consolidation of one or more of the Subsidiaries of the Borrower with and into the Borrower so long as the Borrower is the surviving corporation, or the merger or consolidation of two or more Subsidiaries of the Borrower.

                  10.5.2. DISPOSITION OF ASSETS. The Borrower will not, and will not permit any of its Subsidiaries to, become a party to or agree to or effect any disposition of assets, other than (i) the sale of inventory in the ordinary course of business, consistent with past practices,
         (ii) the sale of obsolete fixtures and equipment no longer used or useful in the Borrower's or such Subsidiaries business PROVIDED that
         (a) immediately before, immediately after and after giving effect to any such sale, no Default or Event of Default shall have occurred and be continuing and (b) the aggregate amount of gross cash proceeds received by the Borrower and its Subsidiaries from all such sales described in this clause (ii) during any period of twelve (12) consecutive calendar months shall not exceed $250,000, (iii) assets disposed of in arms-length transactions for fair market value (as reasonably determined by the Borrower) having an aggregate value over the term of the Agreement of not more than $750,000, and (iv) transfers of assets from a wholly-owned Subsidiary of the Borrower to the Borrower or another wholly-owned Subsidiary of the Borrower which is a Guarantor hereunder; PROVIDED that, in connection with any such transfer, the Borrower shall have taken all steps requested by the Facility Agent to maintain the Facility Agent's first-priority perfected security interest in such transferred assets, pursuant to such documentation (including, without limitation, security documentation, corporate authority documentation and one or more legal opinion(s)) as shall be satisfactory, in form and substance, to the Facility Agent.

         10.6. SALE AND LEASEBACK. The Borrower will not, and will not permit any of its Subsidiaries to, enter into any arrangement, directly or indirectly, whereby the Borrower or any Subsidiary of the Borrower shall sell or transfer any property owned by it in order then or thereafter to lease such property or lease other property that the Borrower or any Subsidiary of the Borrower intends to use for substantially the same purpose as the property being sold or transferred.

         10.7. COMPLIANCE WITH ENVIRONMENTAL LAWS. The Borrower will not, and will not permit any of its Subsidiaries to, other than in material compliance with any applicable material Environmental Law, (i) use any of the Real Estate or any portion thereof for the handling, processing, storage or disposal of Hazardous Substances, (ii) cause or permit to be located on any of the Real Estate any underground tank or other underground storage receptacle for Hazardous Substances, (iii) generate any Hazardous Substances on any of the Real Estate, or (iv) otherwise conduct any activity at any Real Estate or use any Real Estate in any manner that would violate any Environmental Law or bring such Real Estate in violation of any Environmental Law in each case except when such act could not reasonably be expected to have a material adverse effect on the business, assets or condition (financial or otherwise) of the Borrower and its Subsidiaries, taken as a whole.

         10.8. OTHER INDEBTEDNESS. The Borrower will not, and will not permit any of its Subsidiaries to, amend, supplement or otherwise modify any of the terms or provisions of the Senior Note Indenture or the terms of any Indebtedness for borrowed money to which it or they are a party (including, without limitation, the Senior Notes) or prepay, redeem or repurchase any of such Indebtedness, other than a prepayment, redemption or repurchase of the Senior Notes pursuant to ss.4.12 of the Senior Note Indenture upon a "Change of Control" (as defined in the Senior Note Indenture); PROVIDED, that nothing contained herein shall limit the right of the Lenders or the Agents contained herein to declare a Default or Event of Default under ss.14.1(p) hereof and take all actions available to the Agent and the Lenders upon the occurrence of such Default or Event of Default.

         10.9. EMPLOYEE BENEFIT PLANS. Neither the Borrower nor any ERISA Affiliate will

                  (a) engage in any "prohibited transaction" within the meaning of ss.406 of ERISA or ss.4975 of the Code which could result in a liability in excess of $500,000 for the Borrower or any of its Subsidiaries; or

                  (b)  permit   any   Guaranteed   Pension   Plan  to  incur  an
         "accumulated funding deficiency" in excess of $500,000, as such term is defined in ss.302 of ERISA, whether or not such deficiency is or may be waived; or

                  (c) fail to contribute to any Guaranteed Pension Plan to an extent which, or terminate any Guaranteed Pension Plan in a manner which, could reasonably result in the imposition of a lien or encumbrance on the assets of the Borrower or any of its Subsidiaries pursuant to ss.302(f) or ss.4068 of ERISA; or

                  (d) permit or take any action which would result in the aggregate benefit liabilities (with the meaning of ss.4001 of ERISA) of all Guaranteed Pension Plans materially exceeding the value of the aggregate assets of such Guaranteed Pension Plans, disregarding for this purpose the benefit liabilities and assets of any such Guaranteed Pension Plan with assets in excess of benefit liabilities

         10.10. TRANSACTIONS WITH AFFILIATES. The Borrower will not, and will not permit any of its Subsidiaries to, conduct any transactions among themselves, any of their shareholders or with any Affiliates of the Borrower (other than for services as employees, directors or officers, including through stock option plans or management contracts), other than transactions in the ordinary course of the Borrower's or such Subsidiary's business, consistent with past practices, and upon terms not less favorable to such Borrower or Subsidiary than would be obtained in a comparable arm's-length transaction with a party other than the Borrower, such Subsidiary, such shareholder or such Affiliate.

         10.11. BANK ACCOUNTS. The Borrower will not, and will not permit any of its Subsidiaries to, (i) establish any bank accounts other than those listed on
SCHEDULE 8.21 without the Facility Agent's prior written consent, (ii) violate directly or indirectly any bank agency or lock box agreement in favor of the Facility Agent for the benefit of the Lenders and the Facility Agent with respect to such account, (iii) deposit into any of the payroll accounts listed on SCHEDULE 8.21 any amounts in excess of amounts necessary to pay current payroll obligations from such accounts, (iv) deposit into any of the customs duty accounts listed on SCHEDULE 8.21 any amounts in excess of amounts necessary to pay United States of America customs duties, (v) permit, at any time, funds in the account located at Trust Company of New Jersey to exceed in the aggregate $550,000, or (vi) permit, at any time, funds in the account located at Citibank, N.A. to exceed in the aggregate $125,000. Upon the written consent of the Facility Agent to the establishment of an additional bank account pursuant to clause (i) of this ss.10.11, SCHEDULE 8.21 hereto will be amended to reflect the addition of such bank account.

         10.12. CAPITAL STOCK. The Borrower shall not, and shall not permit any of its Subsidiaries to, grant a lien on the capital stock of any such Person. The Borrower will not, and will not permit any of its Subsidiaries to, enter into any agreement limiting such Person's right to grant a lien on or security interest in any such Person's capital stock.

         10.13. NEW STORES. The Borrower shall not, and shall not permit any of its Subsidiaries to, open more than fifteen (15) new or additional retail stores or outlets in any one fiscal year, net of retail outlets and stores closed during such fiscal year.

         10.14. NEGATIVE PLEDGES. The Borrower will not, and will not permit any of its Subsidiaries to, enter into any agreement or instrument which shall prohibit the Borrower or any of its Subsidiaries from granting security interests, mortgages, pledges or liens on, or otherwise encumbering, any of its property or assets to secure the Borrower's or such Subsidiary's Obligations under this Credit Agreement or any refinancing, replacement, restatement, modification, supplement or amendment of this Credit Agreement.

                    11. FINANCIAL COVENANTS OF THE BORROWER.

         The Borrower and the Guarantors covenant and agree that, so long as any Loan, Unpaid Reimbursement Obligation, Letter of Credit or Note is outstanding or any Lender has any obligation to make any Loans or the Facility Agent has any obligation to issue, extend or renew any Letters of Credit:

         11.1. MINIMUM EBITDA. The Borrower will not permit Consolidated EBITDA, determined at the end of each fiscal quarter of the Borrower for the period of four consecutive fiscal quarters then ending, to be less than the amount set forth opposite such fiscal quarter in the table below:


       FISCAL QUARTER                  MINIMUM CONSOLIDATED EBITDA
           ENDING
-----------------------------  -------------------------------------------
            4/5/97                             $7,200,000
-----------------------------  -------------------------------------------
            7/5/97                             $9,500,000
-----------------------------  -------------------------------------------
           10/4/97                             $20,300,000
-----------------------------  -------------------------------------------
           1/3/98                              $22,200,000
-----------------------------  -------------------------------------------

-----------------------------  -------------------------------------------
            4/4/98                             $24,700,000
-----------------------------  -------------------------------------------
            7/4/98                             $25,200,000
-----------------------------  -------------------------------------------
           10/3/98                             $27,500,000
-----------------------------  -------------------------------------------
            1/2/99                               $29,100,000
-----------------------------  -------------------------------------------
           4/3/99                              $30,800,000
-----------------------------  -------------------------------------------
           7/3/99                              $31,700,000
-----------------------------  -------------------------------------------
           10/2/99                             $33,600,000
-----------------------------  -------------------------------------------
           1/1/00                              $34,600,000
-----------------------------  -------------------------------------------
            4/1/00                             $35,800,000
-----------------------------  -------------------------------------------

provided that, for the fiscal quarter of the Borrower ending on or about (i) March 31, 1997, Consolidated EBITDA shall be calculated for the period of three
(3) consecutive months then ending, (ii) June 30, 1997, Consolidated EBITDA shall be calculated for the period of the six (6) consecutive months then ending, and (iii) September 30, 1997, Consolidated EBITDA shall be calculated for the period of nine (9) consecutive months then ending.

         11.2. DEBT SERVICE COVERAGE. The Borrower will not permit the Debt Service Coverage Ratio, determined at the end of each fiscal quarter of the Borrower for the period of four consecutive fiscal quarters then ending, to be less than the ratio set forth opposite such fiscal quarter in the table below:


      FISCAL QUARTER ENDING                      RATIO
---------------------------------  ---------------------------------

---------------------------------  ---------------------------------
              7/5/97                            1.81:1
---------------------------------  ---------------------------------
             10/4/97                            2.06:1
---------------------------------  ---------------------------------
              1/3/98                            1.43:1
---------------------------------  ---------------------------------
              4/4/98                            1.23:1
---------------------------------  ---------------------------------
              7/4/98                            1.22:1
---------------------------------  ---------------------------------
             10/3/98                            1.32:1
---------------------------------  ---------------------------------
              1/2/99                              1.42:1
---------------------------------  ---------------------------------
              4/3/99                            1.51:1
---------------------------------  ---------------------------------
              7/3/99                            1.55:1
---------------------------------  ---------------------------------
             10/2/99                            1.60:1
---------------------------------  ---------------------------------
             1/1/00                             1.66:1
---------------------------------  ---------------------------------
              4/1/00                            1.65:1
---------------------------------  ---------------------------------

provided  that,  for the fiscal  quarter of the Borrower  ending on or about (i)
June 30, 1997, the Debt Service Coverage Ratio shall be calculated for the period of the six (6) consecutive months then ending and (ii) September

30, 1997, the Debt Service Coverage Ratio shall be calculated for the period of nine (9) consecutive months then ending.

         11.3. INVENTORY COVERAGE RATIO. The Borrower will not permit the Inventory Coverage Ratio, determined semi-annually at the end of each fiscal quarter set forth in the table below, to be less than the ratio set forth opposite such fiscal quarter ending date in the table below:


      FISCAL QUARTER ENDING                      RATIO
---------------------------------  ---------------------------------

---------------------------------  ---------------------------------
              4/5/97                            1.51:1
---------------------------------  ---------------------------------
             10/4/97                            1.66:1
---------------------------------  ---------------------------------
              4/4/98                            1.88:1
---------------------------------  ---------------------------------
             10/3/98                            1.72:1
---------------------------------  ---------------------------------
              4/3/99                            1.75:1
---------------------------------  ---------------------------------
             10/2/99                            1.62:1
---------------------------------  ---------------------------------
              4/1/00                            1.70:1
---------------------------------  ---------------------------------

         11.4. CAPITAL EXPENDITURES. The Borrower will not make, or permit any Subsidiary of the Borrower to make, Capital Expenditures in any fiscal year set forth in the table below to exceed the amount set forth opposite such year in such table:

         FISCAL YEAR ENDING                         Maximum Permitted
                                                   Capital Expenditures
------------------------------------------ -----------------------------------

------------------------------------------ -----------------------------------
               1/3/98                                  $4,000,000
------------------------------------------ -----------------------------------
1/2/99 and for each fiscal year ending
             thereafter                                $3,000,000
------------------------------------------ -----------------------------------

provided that there shall be deducted from the actual amount of Capital Expenditures in any such period the amount that the Borrower has actually received in cash from its landlord in order to construct build-outs at its facility located at 1412 Broadway, New York City PROVIDED, FURTHER, (A) the Borrower and its Subsidiaries may make additional Capital Expenditures in any fiscal year in an amount equal to the amount of insurance proceeds received by the Borrower or any of its Subsidiaries from any Recovery Event occurring within one year prior to the start of such fiscal year and (B) to the extent that the amount of Capital Expenditures permitted in a fiscal year as set forth in this
Section 11.4 (and without increasing any such amount by the amount of any additional amounts permitted to be spent in such fiscal year pursuant to this sentence) exceeds the amount of Capital Expenditures actually made by the Borrower and its Subsidiaries during such fiscal year, an amount (the "ROLLOVER AMOUNT") equal to 90% of such excess may be carried forward and utilized to make Capital Expenditures in addition to the amount permitted above in the immediately succeeding fiscal year; PROVIDED that no amount once carried forward to the next fiscal year may be carried forward to a fiscal year thereafter and PROVIDED FURTHER that such carried forward amounts shall be the last amount utilized under the permitted baskets.

         11.5. MINIMUM EXCESS AVAILABILITY. The Borrower shall not, at any time during any period set forth in the table below, permit (a) the lesser of (i) the Total Commitment and (ii) the Borrowing Base MINUS (b) the SUM of (i) the outstanding amount of the Revolving Credit Loans (after giving effect to all amounts requested), PLUS (ii) the Maximum Drawing Amount, plus (iii) all Unpaid Reimbursement Obligations, to be less than the amount set forth opposite such period in the table below under the heading "Minimum Excess Availability":

             PERIOD                         MINIMUM EXCESS
                                             AVAILABILITY
---------------------------------  ---------------------------------

---------------------------------  ---------------------------------
        5/21/97 - 6/20/97                         $0
---------------------------------  ---------------------------------
        6/21/97 - 7/20/97                         $0
---------------------------------  ---------------------------------
        7/21/97 - 8/20/97                     $5,000,000
---------------------------------  ---------------------------------
        8/21/97 - 9/20/97                     $5,000,000
---------------------------------  ---------------------------------
       9/21/97 - 10/20/97                     $5,000,000
---------------------------------  ---------------------------------
       10/21/97 - 11/20/97                    $5,000,000
---------------------------------  ---------------------------------
       11/21/97 - 12/20/97                    $5,000,000
---------------------------------  ---------------------------------
       12/21/97 - 1/20/98                     $10,000,000
---------------------------------  ---------------------------------
        1/21/98 - 2/20/98                     $5,000,000
---------------------------------  ---------------------------------

---------------------------------  ---------------------------------
        2/21/98 - 3/20/98                     $10,000,000
---------------------------------  ---------------------------------
        3/21/98 - 4/20/98                     $10,000,000
---------------------------------  ---------------------------------
        4/21/98 - 5/20/98                     $10,000,000
---------------------------------  ---------------------------------
        5/21/98 - 6/20/98                     $5,000,000
---------------------------------  ---------------------------------
        6/21/98 - 7/20/98                     $5,000,000
---------------------------------  ---------------------------------
        7/21/98 - 8/20/98                     $5,000,000
---------------------------------  ---------------------------------
        8/21/98 - 9/20/98                     $5,000,000
---------------------------------  ---------------------------------
       9/21/98 - 10/20/98                     $10,000,000
---------------------------------  ---------------------------------
       10/21/98 - 11/20/98                    $10,000,000
---------------------------------  ---------------------------------
       11/21/98 - 12/20/98                    $10,000,000
---------------------------------  ---------------------------------
       12/21/98 - 1/20/99                     $10,000,000
---------------------------------  ---------------------------------
        1/21/99 - 2/20/99                     $10,000,000
---------------------------------  ---------------------------------
        2/21/99 - 3/20/99                     $10,000,000
---------------------------------  ---------------------------------
        3/21/99 - 4/20/99                     $10,000,000
---------------------------------  ---------------------------------
        4/21/99 - 5/20/99                     $10,000,000
---------------------------------  ---------------------------------
        5/21/99 - 6/20/99                     $10,000,000
---------------------------------  ---------------------------------
        6/21/99 - 7/20/99                     $10,000,000
---------------------------------  ---------------------------------
        7/21/99 - 8/20/99                     $10,000,000
---------------------------------  ---------------------------------
        8/21/99 - 9/20/99                     $10,000,000
---------------------------------  ---------------------------------
       9/21/99 - 10/20/99                     $10,000,000
---------------------------------  ---------------------------------
       10/21/99 -11/20/99                     $10,000,000
---------------------------------  ---------------------------------
       11/21/99 - 12/20/99                    $10,000,000
---------------------------------  ---------------------------------
       12/21/99 - 1/20/00                     $10,000,000
---------------------------------  ---------------------------------
        1/21/00 - 2/20/00                     $10,000,000
---------------------------------  ---------------------------------
        2/21/00 - 3/20/00                     $10,000,000
---------------------------------  ---------------------------------
        3/21/00 - 4/20/00                     $10,000,000
---------------------------------  ---------------------------------


         11.6. MAXIMUM PIECE GOODS INVENTORY. The Borrower shall not, at any time during any calendar month set forth in the table below, permit the aggregate amount of Piece Goods Inventory of the Borrower and its Subsidiaries to exceed the amount set forth opposite such month in such table under the heading "Maximum Piece Goods Inventory":



              MONTH                       Maximum Piece Goods
                                               Inventory
---------------------------------  ---------------------------------

---------------------------------  ---------------------------------
            May, 1997                         $63,600,000
---------------------------------  ---------------------------------
           June, 1997                         $66,000,000
---------------------------------  ---------------------------------
           July, 1997                         $62,200,000
---------------------------------  ---------------------------------
          August, 1997                        $60,100,000
---------------------------------  ---------------------------------
         September, 1997                      $58,800,000
---------------------------------  ---------------------------------
          October, 1997                       $58,200,000
---------------------------------  ---------------------------------
         November, 1997                       $58,800,000
---------------------------------  ---------------------------------
         December, 1997                       $54,800,000
---------------------------------  ---------------------------------
          January, 1998                       $60,800,000
---------------------------------  ---------------------------------
         February, 1998                       $61,200,000
---------------------------------  ---------------------------------
           March, 1998                        $63,400,000
---------------------------------  ---------------------------------
           April, 1998                        $64,700,000
---------------------------------  ---------------------------------
            May, 1998                         $64,000,000
---------------------------------  ---------------------------------
           June, 1998                         $66,400,000
---------------------------------  ---------------------------------
           July, 1998                         $62,600,000
---------------------------------  ---------------------------------
          August, 1998                        $60,600,000
---------------------------------  ---------------------------------
         September, 1998                      $59,200,000
---------------------------------  ---------------------------------

---------------------------------  ---------------------------------
          October, 1998                       $58,700,000
---------------------------------  ---------------------------------
         November, 1998                       $59,300,000
---------------------------------  ---------------------------------
         December, 1998                       $55,300,000
---------------------------------  ---------------------------------
          January, 1999                       $58,400,000
---------------------------------  ---------------------------------
         February, 1999                       $58,800,000
---------------------------------  ---------------------------------
           March, 1999                        $60,900,000
---------------------------------  ---------------------------------
           April, 1999                        $62,200,000
---------------------------------  ---------------------------------
            May, 1999                         $61,500,000
---------------------------------  ---------------------------------
           June, 1999                         $63,800,000
---------------------------------  ---------------------------------
           July, 1999                         $60,100,000
---------------------------------  ---------------------------------
          August, 1999                        $58,200,000
---------------------------------  ---------------------------------
         September, 1999                      $56,900,000
---------------------------------  ---------------------------------
          October, 1999                       $56,400,000
---------------------------------  ---------------------------------
         November, 1999                       $57,000,000
---------------------------------  ---------------------------------
         December, 1999                       $53,400,000
---------------------------------  ---------------------------------
          January, 2000                       $60,600,000
---------------------------------  ---------------------------------
         February, 2000                       $61,200,000
---------------------------------  ---------------------------------
           March, 2000                        $63,300,000
---------------------------------  ---------------------------------


                             12. CLOSING CONDITIONS.

         The obligations of the Lenders to make the initial Revolving Credit Loans and of the Facility Agent to issue any initial Letters of Credit shall be subject to the satisfaction of the following conditions precedent on or prior to June 4, 1997:

         12.1. LOAN DOCUMENTS. Each of the Loan Documents shall have been duly executed and delivered by the respective parties thereto, shall be in full force and effect and shall be in form and substance reasonably satisfactory to each of the Lenders. Each Lender shall have received a fully executed copy of each such document.

         12.2. CERTIFIED COPIES OF CHARTER DOCUMENTS; BYLAWS. The Facility Agent shall have received from the Borrower and each of its Subsidiaries a copy, certified by a duly authorized officer of such Person to be true and complete on the Closing Date, of each of (i) its charter or other incorporation documents as in effect on such date of certification, and (ii) its by-laws as in effect on such date.

         12.3. CORPORATE ACTION. All corporate action necessary for the valid execution, delivery and performance by the Borrower and each of its Subsidiaries of this Credit Agreement and the other Loan Documents to which it is or is to become a party shall have been duly and effectively taken, and evidence thereof reasonably satisfactory to the Lenders shall have been provided to each of the Lenders.

         12.4. INCUMBENCY CERTIFICATE. The Facility Agent shall have received from the Borrower and each of its Subsidiaries an incumbency certificate, dated as of the Closing Date, signed by a duly authorized officer of the Borrower or such Subsidiary, and giving the name and bearing a specimen signature of each individual who shall be authorized: (i) to sign, in the name and on behalf of each of the Borrower of such Subsidiary, each of the Loan Documents to which the Borrower or such Subsidiary is or is to become a party; (ii) in the case of the Borrower, to make Loan Requests and Conversion Requests and to apply for Letters of Credit; and (iii) to give notices and to take other action on its behalf under the Loan Documents.

         12.5. VALIDITY OF LIENS. The Security Documents shall be effective to create in favor of the Facility Agent a legal, valid and enforceable first priority (except for Permitted Liens entitled to priority under applicable law) security interest in or charge over, as the case may be, the Collateral. All filings, recordings, deliveries of instruments and other actions necessary or desirable in the opinion of the Facility Agent to protect and preserve such security interests and such charge shall have been duly effected. The Facility Agent shall have received evidence thereof in form and substance reasonably satisfactory to the Facility Agent.

         12.6. PERFECTION CERTIFICATES AND UCC SEARCH RESULTS. The Facility Agent shall have received from each of the Borrower and its Subsidiaries a completed and fully executed Perfection Certificate and the results of UCC searches and searches of the Companies Registry with respect to any Hong Kong locations with respect to the Collateral, indicating no liens other than Permitted Liens or liens for which termination statements or other suitable releases reasonably satisfactory to the Facility Agent have been delivered to the Facility Agent and otherwise in form and substance reasonably satisfactory to the Facility Agent.

         12.7. CERTIFICATES OF INSURANCE. The Facility Agent shall have received
(i) one or more certificates of insurance from an independent insurance broker dated as of the Closing Date, identifying insurers, types of insurance, insurance limits, and policy terms, naming the Facility Agent as loss payee under each casualty policy and additional insured under each liability policy, and otherwise describing the insurance obtained in accordance with the provisions of the Security Agreements and (ii) certified copies of all policies evidencing such insurance (or certificates therefore signed by the insurer or an agent authorized to bind the insurer). All such insurance arrangements shall be satisfactory to the Facility Agent.

         12.8. BORROWING BASE REPORT, ETC. The Facility Agent shall have received from the Borrower the initial Borrowing Base Report dated as of the Closing Date. The Facility Agent shall be reasonably satisfied with the components of, and the Borrower's method of calculating, the Borrowing Base. The Facility Agent shall be reasonably satisfied with all other terms and conditions of this Credit Agreement to be agreed upon.

         12.9. OPINIONS OF COUNSEL. Each of the Lenders and the Facility Agent shall have received a favorable legal opinion addressed to the Lenders and the Facility Agent, dated as of the Closing Date, in form and substance reasonably satisfactory to the Lenders and the Facility Agent, from:

                  (a) Wachtell, Lipton, Rosen & Katz, counsel to the Borrower and its Subsidiaries;

                  (b) Cowan, Liebowitz & Latman, P.C., intellectual property counsel to the Borrower and its Subsidiaries;

                  (c) Deacons, Graham & James, Hong Kong counsel to the Borrower and its Subsidiaries;

                  (d) Bachner, Tally, Polevoy & Misher LLP, counsel to ASL/K Licensing Corp.;

                  (e) Weil, Gotshal & Manges LLP, counsel to The Leslie Fay Company, Inc.; and

                  (f) Richards Butler, Hong Kong counsel to the Agents and the Lenders.

         12.10 PAYMENT OF FEES; DEPOSIT. The Borrower shall have paid to the Lenders or the Facility Agent, as appropriate, the closing fee, the Facility Agent's fee and the facility fee pursuant to ss.ss.6.1 and 6.2, respectively. There shall have been paid to the Facility Agent a deposit in the amount of $150,000 to cover the fees and expenses of the Facility Agent's Special Counsel (it being understood that such amount shall not be a cap on the legal expenses of the Agent). To the extent such deposit exceeds the fees and expenses of the Facility Agent's Special Counsel with respect to this Credit Agreement, such excess shall be returned to the Borrower.

         12.11. PAYOFF LETTER. The Facility Agent shall have received a payoff letter from BankBoston, N.A. (formerly known as The First National Bank of Boston), BankAmerica Business Credit, Inc. and Heller Financial, Inc., indicating the amount of the loan obligations of the Borrower to such lenders to be discharged on the Closing Date.

         12.12. FINANCIAL STATEMENTS, PROJECTIONS. The Facility Agent and the Lenders shall have received (a) copies of the financial statements and projections referred to in ss.8.4, together with any updates or revisions thereto and (b) any other information (financial and other information) reasonably requested by the Facility Agent. All such financial statements, projections and other information shall be in form and substance reasonably satisfactory to the Facility Agent.

         12.13. FNBB CONCENTRATION ACCOUNT; AGENCY ACCOUNT AGREEMENTS; CASH MANAGEMENT. The Borrower and its Subsidiaries shall have established the FNBB Concentration Account, and the Facility Agent shall have received an Agency Account Agreement, in form and substance reasonably satisfactory to the Facility Agent, from (i) each bank (other than FNBB) at which the Borrower and its Subsidiaries maintains depository accounts into which proceeds of Accounts Receivable of the Borrower are deposited, (ii) Trust Company of New Jersey, and
(iii) Citibank, N.A., in each case concerning the Facility Agent's interest for the benefit of the Lenders and the Facility Agent, in the depository accounts maintained by the Borrower and its Subsidiaries with such banks. The Facility Agent shall be satisfied with the cash management arrangements of the Borrower and its Subsidiaries.

         12.14. SENIOR NOTES; KASPER AGREEMENTS. The Lenders and the Agents shall have received copies, certified by an officer of the Borrower to be true, correct and complete, of the documentation relating to the Senior Notes and the Kasper Agreements, and the Lenders shall be reasonably satisfied with the form and substance of such notes.

         12.15. LANDLORD LIEN WAIVERS. The Facility Agent shall have received landlord lien waivers, in form and substance reasonably satisfactory to the Facility Agent, with respect to each warehouse facility (other than the Hong Kong Warehouse), retail store or other location leased by the Borrower or its Subsidiaries at which inventory is located, PROVIDED that with respect to any store or other location (but excluding any warehouse facility) if the Facility Agent shall not receive a waiver with respect to any such property, then the Facility Agent shall have received a certificate, signed by an officer of the Borrower, stating the maximum potential claim of the landlord of such property and the value of the inventory located at such property.

         12.16. BORROWING AVAILABILITY. The Facility Agent shall have received evidence satisfactory to it that, after giving effect to all transactions to occur on the Closing Date including, without limitation, all payments required to be made on the Effective Date under the Plan, the Borrower shall have unrestricted cash and aggregate borrowing availability under this Credit Agreement of not less than $18,000,000.

         12.17. COLLATERAL. The Facility Agent shall be satisfied (in its sole reasonable discretion) that the assets (including trademarks) of the Borrower and its Subsidiaries are in the amounts and of the quality previously represented by the Borrower to the Facility Agent and the Facility Agent shall have received such valuations, credit and background checks and other reports, material and information concerning such assets as shall be reasonably satisfactory to the Facility Agent (in its sole reasonable discretion). The Facility Agent shall be satisfied that the inventory of the Borrower and its Subsidiaries is located at such locations, and is in the amounts and of the quality and value previously represented by the Borrower to the Facility Agent and the Facility Agent shall have received such reports, material and other information concerning such inventory and the Borrower's supplies as shall be satisfactory to the Facility Agent (in its sole reasonable discretion).

         12.18. EXAMINATIONS. The Facility Agent shall be reasonably satisfied with the results of the commercial finance examinations performed with respect to the Borrower and its Subsidiaries, including satisfactory review of the Borrower's books and records in connection with the calculation of the Borrowing Base.

         12.19. NO MATERIAL ADVERSE CHANGE. There shall have occurred no material adverse change in the business, operations, assets, properties or condition (financial or otherwise) of the Borrower and/or its Subsidiaries.

         12.20. FACTORING ARRANGEMENTS; INTERCREDITOR AGREEMENT. The Borrower and Heller shall have entered into the Heller Factoring Agreement, and such agreement shall be reasonably satisfactory in all respects to the Facility Agent (in its sole reasonable discretion). The Facility Agent and Heller shall have entered into an intercreditor agreement with respect to the Heller Factoring Agreement, and such agreement shall be satisfactory in all respects to the Facility Agent (in its sole reasonable discretion).

         12.21. PLAN AND CONFIRMATION ORDER. The final terms of the Plan to be consummated and the order of the Bankruptcy Court approving such Plan (the "CONFIRMATION ORDER") shall be reasonably satisfactory to the Agents in all respects including, without limitation, (i) the requirement that, except as otherwise provided in the Plan, all prepetition claims against and all interests in the Borrower shall be discharged and/or extinguished pursuant to the Plan;
(ii) the  treatment  of  classes  shall  not be  materially  different  from the treatment provided for in the Plan; and (iii) the Plan shall not contain provisions (including retention of jurisdiction) relating to the exercise of remedies (including foreclosure) by the Facility Agent or the Lenders. The Bankruptcy Court shall have approved any amendments or modifications to the Plan or the Confirmation Order and entered any and all related orders requested by the Facility Agent in connection with this Credit Agreement, and no other amendments or modifications thereto shall have occurred. All conditions precedent to the consummation of the Plan shall have been met (or the waiver thereof shall have been consented to by the Agents), the effectiveness of the Plan shall not be subject to any stay and the substantial consummation of the Plan shall have occurred or shall be scheduled to occur but for the initial Loans to be made on the Closing Date. The Facility Agent and the Lenders shall be reasonably satisfied with the Affiliates of the Borrower, the composition of the Borrower's board of directors, and the key executive and financial management of the Borrower. The Confirmation Order shall not have been reversed, modified, amended, or stayed, shall be in full force and effect, and, unless otherwise consented to in writing by the Agents, all appeal periods relating to the Confirmation Order shall have expired, and, unless otherwise consented to in writing by the Agents, no appeals from the Confirmation Order shall be outstanding. Except as consented to in writing by the Agents, the Bankruptcy Court's retention of jurisdiction under the Confirmation Order shall not govern the enforcement of the Loan Documents or the Security Documents from and after the Effective Date, or any rights or remedies relating thereto. With respect to the provisions of this Credit Agreement which permit matters provided for in the Plan, such permission is granted only to the extent such matters are clearly disclosed and expressly provided for in the Plan and only to the extent the Plan is expressly approved by the Agents on or prior the Closing Date.

         12.22. DISTRIBUTIONS UNDER PLAN. The amount of cash and cash equivalents distributed by the Borrower pursuant to the Plan to the bankruptcy estate (including (i) contributions necessary to repay the existing credit facilities under the Plan and (ii) any amounts evidenced by notes payable under the Plan to the Leslie Fay Companies, Inc. or its

Affiliates or professionals retained during the Chapter 11 Case under the Plan), and cash retained by the bankruptcy estate, on the Effective Date shall not have exceeded such amount as is reasonably acceptable to the Agents reasonably consistent with the Borrower's projections previously delivered to the Agents.

         12.23. POST-CONFIRMATION CAPITAL STRUCTURE AND LIABILITIES. The Facility Agent and the Lenders shall be reasonably satisfied with all liabilities (including contingent liabilities) and post-confirmation litigation risks that are to survive the consummation of the Plan and with the adequacy of appropriate accounting reserves therefor. The Facility Agent and the Lenders shall be reasonably satisfied with the financial condition, capital structure, corporate structure, assets, liabilities and financial projections (including cash flow) of the Borrower and its Subsidiaries and the terms of all capital stock and Indebtedness of the Borrower and its Subsidiaries.

                        13. CONDITIONS TO ALL BORROWINGS.

         The obligations of the Lenders to make any Loan and of the Facility Agent to issue, extend or renew any Letter of Credit, in each case whether on or after the Closing Date, shall also be subject to the satisfaction of the following conditions precedent:

         13.1. REPRESENTATIONS TRUE; NO EVENT OF DEFAULT. Each of the representations and warranties of any of the Borrower and its Subsidiaries contained in this Credit Agreement, the other Loan Documents or in any document or instrument delivered pursuant to or in connection with this Credit Agreement shall be true and correct in all material respects as of the date as of which they were made and shall also be true and correct in all material respects at and as of the time of the making of such Loan or the issuance, extension or renewal of such Letter of Credit, with the same effect as if made at and as of that time (except to the extent of changes resulting from transactions contemplated or permitted by this Credit Agreement and the other Loan Documents and changes occurring in the ordinary course of business that singly or in the aggregate could not reasonably be expected to have a materially adverse effect on the business, assets or condition (financial or otherwise) of the Borrower and its Subsidiaries, taken as whole, and to the extent that such representations and warranties relate expressly to an earlier date, in which case, such representations and warranties shall be true as of such earlier date). No Default or Event of Default shall have occurred and be continuing or shall result from the making of such Loan or the issuance, extension or renewal of such Letter of Credit.

         13.2. NO LEGAL IMPEDIMENT. No change shall have occurred in any law or regulations thereunder or interpretations thereof that in the reasonable opinion of any Lender would make it illegal for such Lender to make such Loan or to participate in the issuance, extension or renewal of such Letter of Credit or in the reasonable opinion of the Facility Agent would make it illegal for the Facility Agent to issue, extend or renew such Letter of Credit.

         13.3. GOVERNMENTAL REGULATION. Each Lender shall have received such statements in substance and form reasonably satisfactory to such Lender as such Lender shall require for the purpose of compliance with any applicable regulations of the Comptroller of the Currency or the Board of Governors of the Federal Reserve System.

         13.4. PROCEEDINGS AND DOCUMENTS. All proceedings in connection with the transactions contemplated by this Credit Agreement, the other Loan Documents and all other documents incident thereto shall be reasonably satisfactory in substance and in form to the Lenders, the Facility Agent and the Facility Agent's Special Counsel, and the Lenders, the Facility Agent and such counsel shall have received all information and such counterpart originals or certified or other copies of such documents as the Facility Agent may reasonably request.

         13.5. LOAN REQUEST; ETC. The Facility Agent shall have received a Loan Request or a Letter of Credit Application with respect to the Loan or Letter of Credit requested.

         13.6. BORROWING BASE REPORT. The Facility Agent shall have received the most recent Borrowing Base Report, dated within three (3) Business Days following the end of the most recently ended fiscal week of the Borrower (ending on the Saturday of such week).

         13.7. NO UNPAID FEES. The Borrower shall have paid all fees then due and payable as provided in this Credit Agreement.

                    14. EVENTS OF DEFAULT; ACCELERATION; ETC.

         14.1. EVENTS OF DEFAULT AND ACCELERATION. If any of the following events ("EVENTS OF DEFAULT" or, if the giving of notice or the lapse of time or both is required, then, prior to such notice or lapse of time, "DEFAULTS") shall occur:

                  (a) the Borrower or any of its Subsidiaries shall fail to pay any principal of the Loans, any Reimbursement Obligation, any interest on the Loans, the commitment fee, any Letter of Credit Fee, the Facility Agent's Fee, or other sums due hereunder or under any of the other Loan Documents, when the same shall become due and payable, whether at the stated date of maturity or any accelerated date of maturity or at any other date fixed for payment;

                  (b) the Borrower shall fail to comply with any of its covenants contained in ss.9 (other than ss.ss.9.8, 9.10, 9.11, 9.14, 9.17, 9.19), ss.10 (other than ss.10.9) or ss.11;

                  (c) the Borrower or any of its Subsidiaries shall fail to perform any term, covenant or agreement contained herein or in any of the other Loan Documents (other than those specified elsewhere in this ss.14.1) for thirty (30) days after written notice of such failure has been given to the Borrower by the Facility Agent;

                  (d) any representation or warranty of the Borrower or any of its Subsidiaries in this Credit Agreement or any of the other Loan Documents or in any other document or instrument delivered pursuant to or in connection with this Credit Agreement shall prove to have been false in any material respect upon the date when made or deemed to have been made or repeated (subject to any materiality thresholds therein);

                  (e) the Borrower or any of its Subsidiaries shall fail to pay at maturity, or within any applicable period of grace, any obligation for borrowed money or credit received (including, without limitation, the Senior Notes), or in respect of any Capitalized Leases in either case in excess of $500,000, or fail to observe or perform any material term, covenant or agreement contained in any agreement by which it is bound, evidencing or securing borrowed money or credit received (including, without limitation, the Senior Notes) or in respect of any Capitalized Leases in either case in excess of $500,000 for such period of time as would permit (assuming the giving of appropriate notice if required) the holder or holders thereof or of any obligations issued thereunder to accelerate the maturity thereof;

                  (f) the Borrower or any of its Subsidiaries shall make an assignment for the benefit of creditors, or admit in writing its inability to pay or generally fail to pay its debts as they mature or become due, or shall petition or apply for the appointment of a trustee or other custodian, liquidator or receiver of the Borrower or any of its Subsidiaries or of any substantial part of the assets of the Borrower or any of its Subsidiaries or shall commence any case or other proceeding relating to the Borrower or any of its Subsidiaries under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation or similar law of any jurisdiction, now or hereafter in effect, or shall take any action to authorize or in furtherance of any of the foregoing, or if any such petition or application shall be filed or any such case or other proceeding shall be commenced against the Borrower or any of its Subsidiaries and the Borrower or any of its Subsidiaries shall indicate its approval thereof, consent thereto or acquiescence therein or such petition or application shall not have been dismissed within thirty
         (30) days following the filing thereof;

                  (g) a decree or order is entered appointing any such trustee, custodian, liquidator or receiver or adjudicating the Borrower or any of its Subsidiaries bankrupt or insolvent, or approving a petition in any such case or other proceeding, or a decree or order for relief is entered in respect of the Borrower or any Subsidiary of the Borrower in an involuntary case under federal bankruptcy laws as now or hereafter constituted;

                  (h) there shall remain in force, undischarged, unsatisfied and unstayed, for more than thirty days, whether or not consecutive, any final judgment against the Borrower or any of its Subsidiaries that, with other outstanding final judgments, undischarged, against the Borrower or any of its Subsidiaries exceeds (net of any applicable insurance coverage) in the aggregate $500,000;

                  (i)  if  any  of  the  Loan  Documents   shall  be  cancelled,
         terminated, revoked or rescinded or the Facility Agent's security interests or liens in any portion of the Collateral shall cease to be perfected, or shall cease to have the priority contemplated by the Security Documents, in each case otherwise than in accordance with the terms thereof or with the express prior written agreement, consent or approval of the Lenders, or any action at law, suit or in equity or other legal proceeding to cancel, revoke or rescind any of the Loan Documents shall be commenced by or on behalf of the Borrower or any of its Subsidiaries party thereto or any of their Affiliates, or any court or any other governmental or regulatory authority or agency of competent jurisdiction shall make a determination that, or issue a judgment, order, decree or ruling to the effect that, any one or more of the Loan Documents is illegal, invalid or unenforceable in accordance with the terms thereof;

                  (j) with respect to any Guaranteed Pension Plan, an ERISA Reportable Event shall have occurred and the Majority Lenders shall have determined in their reasonable discretion that such event reasonably could be expected to result in liability of the Borrower or any of its Subsidiaries to the PBGC or such Guaranteed Pension Plan in an aggregate amount exceeding $500,000 and such event in the circumstances occurring reasonably could constitute grounds for the termination of such Guaranteed Pension Plan by the PBGC or for the appointment by the appropriate United States District Court of a trustee to administer such Guaranteed Pension Plan; or a trustee shall have been appointed by the United States District Court to administer such Plan; or the PBGC shall have instituted proceedings to terminate such Guaranteed Pension Plan;

                  (k) the Borrower or any of its Subsidiaries (other than Sassco Europe, Viewmon, Ltd., or Tomwell, Ltd.) shall be enjoined, restrained or in any way prevented by the order of any court or any administrative or regulatory agency from conducting any material part of their respective businesses and such order shall continue in effect for more than ten (10) consecutive days;

                  (l) there shall occur any material damage to, or loss, theft or destruction of, any Collateral, whether or not insured, or any strike, lockout, labor dispute, embargo, condemnation, act of God or public enemy, or other casualty, which in any such case either (i) could reasonably be expected to have a material adverse effect on the business or financial condition of ASL Retail Outlets, Inc. or (ii) causes, for more than ten (10) consecutive days, the cessation or substantial curtailment of the revenue producing activities at any facility of the Borrower or any of its Subsidiaries (other than ASL Retail Outlets, Inc., Sassco Europe, Viewmon, Ltd. or Tomwell, Ltd.);

                  (m) there shall occur the loss, suspension or revocation of, or failure to renew, any license or permit now held or hereafter acquired by the Borrower or any of its Subsidiaries if such loss, suspension, revocation or failure to renew could reasonably be expected to have a material adverse effect on the business or financial condition of the Borrower or any of its Subsidiaries (other than Sassco Europe, Viewmon, Ltd. or Tomwell, Ltd.);

                  (n) the Borrower or any of its Subsidiaries shall be indicted for a state or federal crime, or any civil or criminal action shall otherwise have been brought against the Borrower or any of its Subsidiaries, a punishment for which in any such case could include the forfeiture of any assets of the Borrower or such Subsidiary included in the Borrowing Base or any assets of the Borrower or such Subsidiary not included in the Borrowing Base but having a fair market value in excess of $1,000,000; or

                  (o) any Person or group of persons (within the meaning of Section 13 or Section 14 of the Securities Exchange Act of 1934, as amended) shall acquire more than fifty percent (50%) of the capital stock of the Borrower, other than a group controlled by Arthur S. Levine;

                  (p) Arthur S. Levine (or another person reasonably satisfactory to the Agents, other than BancBoston Securities, Inc.) shall cease to be the Chairman of the Board of Directors and the Chief Executive Officer of the Borrower; or

                  (q) the Confirmation Order or the Plan shall be amended, stayed or otherwise modified without the prior written consent of the Agents, unless such amendment, stay or modification shall not, in the reasonable opinion of the Agents, (i) adversely affect (A) any of the rights, properties or interests of the Borrower and its Subsidiaries,
         (B) any of the rights or interests of the Agents and the Lenders hereunder or under the other Loan Documents, or (C) the perfection or priority of any security interests or liens granted to the Facility Agent pursuant to the Loan Documents or (ii) impose any additional obligations on the Borrower or any of its Subsidiaries;

then, and in any such event, so long as the same may be continuing, the Facility Agent may, and upon the request of the Majority Lenders shall, by notice in writing to the Borrower declare and require (i) the unpaid principal amount of the Loans and all Reimbursement Obligations and all interest accrued and unpaid thereon to be due and payable and (ii) all other amounts payable hereunder and under the other Loan Documents to be, and they shall thereupon forthwith become, immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by the Borrower; PROVIDED that in the event of any Event of Default specified in ss.ss.14.1(f), 14.1(g) or 14.1(i), all such amounts shall become immediately due and payable automatically and without any requirement of notice from the Facility Agent or any Lender.

         14.2. TERMINATION OF COMMITMENTS. If any one or more of the Events of Default specified in ss.14.1(f), ss.14.1(g) or ss.14.1(i) shall occur, any unused portion of the credit hereunder shall forthwith terminate and each of the Lenders shall be relieved of all further obligations to make Loans to the Borrower and the Facility Agent shall be relieved of all further obligations to issue, extend or renew Letters of Credit. If any other Event of Default shall have occurred and be continuing, the Facility Agent may and, upon the request of the Majority Lenders, shall, by notice to the Borrower, terminate the unused portion of the credit hereunder, and upon such notice being given such unused portion of the credit hereunder shall terminate immediately and each of the Lenders shall be relieved of all further obligations to make Loans and the Facility Agent shall be relieved of all further obligations to issue, extend or renew Letters of Credit. No termination of the credit hereunder shall relieve the Borrower or any of its Subsidiaries of any of the Obligations.

         14.3. REMEDIES. In case any one or more of the Events of Default shall have occurred and be continuing, and whether or not the Lenders shall have accelerated the maturity of the Loans pursuant to ss.14.1, each Lender, if owed any amount with respect to the Loans or the Reimbursement Obligations, may, with the consent of the Majority Lenders but not otherwise, proceed to protect and enforce its rights by suit in equity, action at law or other appropriate proceeding, whether for the specific performance of any covenant or agreement contained in this Credit Agreement and the other Loan Documents or any instrument pursuant to which the Obligations to such Lender are evidenced, including as permitted by applicable law the obtaining of the EX PARTE appointment of a receiver, and, if such amount shall have become due, by declaration or otherwise, proceed to enforce the payment thereof or any other legal or equitable right of such Lender. No remedy herein conferred upon any Lender or the Facility Agent or the holder of any Note or purchaser of any Letter of Credit Participation is intended to be exclusive of any other remedy and each and every remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute or any other provision of law.

         14.4. DISTRIBUTION OF COLLATERAL PROCEEDS. In the event that, following the occurrence or during the continuance of any Default or Event of Default, the Facility Agent or any Lender, as the case may be, receives any monies in connection with the enforcement of any the Security Documents, or otherwise with respect to the realization upon any of the Collateral, such monies shall be applied in accordance with ss.3.3 hereof.

         14.5. CASH COLLATERAL TO SECURE OUTSTANDING LETTERS OF CREDIT. In case any one or more Events of Default shall have occurred and be continuing, and whether or not the Lenders shall have accelerated the maturity of the Loans, the Facility Agent may, or at the request of the

Majority Lenders shall, require the Borrower to furnish upon one day's notice cash collateral to secure the Borrower's Obligations with respect to any Letters of Credit at the time outstanding in an amount equal to one hundred and five percent (105%) of the Maximum Drawing Amount of each such Letter of Credit as of such date and according to the Cash Collateral Agreement and such other terms as the Facility Agent shall reasonably require.

                                   15. SETOFF.

         Regardless of the adequacy of any collateral, during the continuance of any Event of Default, any deposits or other sums credited by or due from any of the Lenders to the Borrower and any securities or other property of the Borrower in the possession of such Lender may be applied to or set off by such Lender against the payment of Obligations and any and all other liabilities, direct, or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, of the Borrower to such Lender. Each of the Lenders agrees with each other Lender that (i) if an amount to be set off is to be applied to Indebtedness of the Borrower to such Lender, other than Indebtedness evidenced by the Notes held by such Lender or constituting Reimbursement Obligations owed to such Lender, such amount shall be applied ratably to such other Indebtedness and to the Indebtedness evidenced by all such Notes held by such Lender or constituting Reimbursement Obligations owed to such Lender, and (ii) if such Lender shall receive from the Borrower, whether by voluntary payment, exercise of the right of setoff, counterclaim, cross action, enforcement of the claim evidenced by the Notes held by, or constituting Reimbursement Obligations owed to, such Lender by proceedings against the Borrower at law or in equity or by proof thereof in bankruptcy, reorganization, liquidation, receivership or similar proceedings, or otherwise, and shall retain and apply to the payment of the Note or Notes held by, or Reimbursement Obligations owed to, such Lender any amount in excess of its ratable portion of the payments received by all of the Lenders with respect to the Notes held by, and Reimbursement Obligations owed to, all of the Lenders, such Lender will make such disposition and arrangements with the other Lenders with respect to such excess, either by way of distribution, PRO TANTO assignment of claims, subrogation or otherwise as shall result in each Lender receiving in respect of the Notes held by it or Reimbursement obligations owed it, its proportionate payment as contemplated by this Credit Agreement; PROVIDED that if all or any part of such excess payment is thereafter recovered from such Lender, such disposition and arrangements shall be rescinded and the amount restored to the extent of such recovery, but without interest.

                             16. THE FACILITY AGENT.

         16.1. AUTHORIZATION.

                  (a) The Facility Agent is authorized to take such action on behalf of each of the Lenders and to exercise all such powers as are hereunder and under any of the other Loan Documents and any related documents delegated to the Facility Agent, together with such powers as are reasonably incident thereto, PROVIDED that no duties or responsibilities not expressly assumed herein or therein shall be implied to have been assumed by the Facility Agent.

                  (b) The relationship between the Facility Agent and each of the Lenders is that of an independent contractor. The use of the term "Facility Agent" is for convenience only and is used to describe, as a form of convention, the independent contractual relationship between the Facility Agent and each of the Lenders. Nothing contained in this Credit Agreement nor the other Loan Documents shall be construed to create an agency, trust or other fiduciary relationship between the Facility Agent and any of the Lenders.

                  (c) As an independent contractor empowered by the Lenders to exercise certain rights and perform certain duties and responsibilities hereunder and under the other Loan Documents, the Facility Agent is nevertheless a "representative" of the Lenders, as that term is defined in Article 1 of the Uniform Commercial Code, for purposes of actions for the benefit of the Lenders and the Facility Agent with respect to all collateral security and guaranties contemplated by the Loan Documents. Such actions include the designation of the Facility Agent as "secured party", "mortgagee" or the like on all financing statements and other documents and instruments, whether recorded or otherwise, relating to the attachment, perfection, priority or enforcement of any security interests, mortgages or deeds of trust in collateral security intended to secure the payment or performance of any of the Obligations, all for the benefit of the Lenders and the Facility Agent.

         16.2. EMPLOYEES AND FACILITY AGENTS. The Facility Agent may exercise its powers and execute its duties by or through employees or Facility Agents and shall be entitled to take, and to rely on, advice of counsel concerning all matters pertaining to its rights and duties under this Credit Agreement and the other Loan Documents. The Facility Agent may utilize the services of such Persons as the Facility Agent in its sole


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                                      104


discretion may reasonably determine, and all reasonable fees and expenses of any such Persons shall be paid by the Borrower.

         16.3. NO LIABILITY. Neither the Facility Agent nor any of its shareholders, directors, officers or employees nor any other Person assisting them in their duties nor any agent or employee thereof, shall be liable for any waiver, consent or approval given or any action taken, or omitted to be taken, in good faith by it or them hereunder or under any of the other Loan Documents, or in connection herewith or therewith, or be responsible for the consequences of any oversight or error of judgment whatsoever, except that the Facility Agent or such other Person, as the case may be, may be liable for losses due to its willful misconduct or gross negligence.

         16.4. NO REPRESENTATIONS. The Facility Agent shall not be responsible for the execution or validity or enforceability of this Credit Agreement, the Notes, the Letters of Credit, any of the other Loan Documents or any instrument at any time constituting, or intended to constitute, collateral security for the Notes, or for the value of any such collateral security or for the validity, enforceability or collectability of any such amounts owing with respect to the Notes, or for any recitals or statements, warranties or representations made herein or in any of the other Loan Documents or in any certificate or instrument hereafter furnished to it by or on behalf of the Borrower or any of its Subsidiaries, or be bound to ascertain or inquire as to the performance or observance of any of the terms, conditions, covenants or agreements herein or in any instrument at any time constituting, or intended to constitute, collateral security for the Obligations or to inspect any of the properties, books or records of the Borrower or any of its Subsidiaries. The Facility Agent shall not be bound to ascertain whether any notice, consent, waiver or request delivered to it by the Borrower or any holder of any of the Notes shall have been duly authorized or is true, accurate and complete. The Facility Agent has not made nor does it now make any representations or warranties, express or implied, nor does it assume any liability to the Lenders, with respect to the credit worthiness or financial conditions of the Borrower or any of its Subsidiaries. Each Lender acknowledges that it has, independently and without reliance upon the Facility Agent or any other Lender, and based upon such information and documents as it has deemed appropriate, made its own credit analysis and decision to enter into this Credit Agreement.

         16.5.  PAYMENTS.

                  16.5.1. PAYMENTS TO FACILITY AGENT. A payment by the Borrower to the Facility Agent hereunder or any of the other Loan Documents for the account of any Lender shall constitute a payment to such Lender; PROVIDED, however, for the purposes of the settlement arrangements hereunder, such Lender shall not be deemed to have received such payment until it is actually received by such Lender. The Facility Agent agrees promptly to distribute to each Lender such Lender's PRO RATA share of payments received by the Facility Agent for the account of the Lenders except as otherwise expressly provided herein or in any of the other Loan Documents.

                  16.5.2. DISTRIBUTION BY FACILITY AGENT. If in the opinion of the Facility Agent the distribution of any amount received by it in such capacity hereunder, under the Notes or under any of the other Loan Documents might involve it in liability, it may refrain from making distribution until its right to make such distribution shall have been adjudicated by a court of competent jurisdiction. If a court of competent jurisdiction shall adjudge that any amount received and distributed by the Facility Agent is to be repaid, each Person to whom any such distribution shall have been made shall either repay to the Facility Agent its proportionate share of the amount so adjudged to be repaid or shall pay over the same in such manner and to such Persons as shall be determined by such court.

                  16.5.3.  DELINQUENT LENDERS.  Notwithstanding  anything to the contrary contained in this Credit Agreement or any of the other Loan Documents, any Lender that fails (i) to make available to the Facility Agent its PRO RATA share of any Loan or to purchase any Letter of Credit Participation or (ii) to comply with the provisions of ss.15 with respect to making dispositions and arrangements with the other Lenders, where such Lender's share of any payment received, whether by setoff or otherwise, is in excess of its PRO RATA share of such payments due and payable to all of the Lenders, in each case as, when and to the full extent required by the provisions of this Credit Agreement, shall be deemed delinquent (a "Delinquent Lender") and shall be deemed a Delinquent Lender until such time as such delinquency is satisfied. A Delinquent Lender shall be deemed to have assigned any and all payments due to it from the Borrower, whether on account of outstanding Loans, Unpaid Reimbursement Obligations, interest, fees or otherwise, to the remaining nondelinquent Lenders for application to, and reduction of, their respective PRO RATA shares of all outstanding Loans and Unpaid Reimbursement Obligations. The Delinquent Lender hereby authorizes the Facility Agent to distribute such payments to the nondelinquent Lenders in proportion to their respective PRO RATA shares of all outstanding Loans and Unpaid Reimbursement Obligations. A Delinquent Lender shall be deemed to have satisfied in full a delinquency when and if, as a result of application of the assigned payments to all outstanding Loans and Unpaid Reimbursement Obligations of the nondelinquent Lenders, the Lenders' respective PRO RATA shares of all outstanding Loans and Unpaid Reimbursement Obligations have returned to those in effect immediately prior to such delinquency and without giving effect to the nonpayment causing such delinquency.

         16.6. HOLDERS OF NOTES. The Facility Agent may deem and treat the payee of any Note or the purchaser of any Letter of Credit Participation as the absolute owner or purchaser thereof for all purposes hereof until it shall have been furnished in writing with a different name by such payee or by a subsequent holder, assignee or transferee.

         16.7. INDEMNITY. The Lenders ratably agree hereby to indemnify and hold harmless the Facility Agent from and against any and all claims, actions and suits (whether groundless or otherwise), losses, damages, costs, expenses (including any expenses for which the Facility Agent has not been reimbursed by the Borrower as required by ss.17), and liabilities of every nature and character arising out of or related to this Credit Agreement, the Notes, or any of the other Loan Documents or the transactions contemplated or evidenced hereby or thereby, or the Facility Agent's actions taken hereunder or thereunder, except to the extent that any of the same shall be directly caused by the Facility Agent's bad faith, willful misconduct or gross negligence. To the extent that there is any conflict between this Section and ss.2.9(c) hereof, ss.2.9(c) shall control.

         16.8. FACILITY AGENT AS LENDER. In its individual capacity, FNBB shall have the same obligations and the same rights, powers and privileges in respect to its Commitment and the Loans made by it, and as the holder of any of the Notes and as the purchaser of any Letter of Credit Participations, as it would have were it not also the Facility Agent.

         16.9. RESIGNATION. The Facility Agent may resign at any time by giving sixty (60) days prior written notice thereof to the Lenders and the Borrower. Upon any such resignation, the Majority Lenders shall have the right to appoint a successor Facility Agent. Unless a Default or Event of Default shall have occurred and be continuing, such successor Facility

Agent shall be reasonably acceptable to the Borrower. If no successor Facility Agent shall have been so appointed by the Majority Lenders and shall have accepted such appointment within thirty (30) days after the retiring Facility Agent's giving of notice of resignation, then the retiring Facility Agent may, on behalf of the Lenders, appoint a successor Facility Agent, which shall be a financial institution having a rating of not less than "A" or its equivalent by Standard & Poor's Corporation. Upon the acceptance of any appointment as Facility Agent hereunder by a successor Facility Agent, such successor Facility Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Facility Agent, and the retiring Facility Agent shall be discharged from its duties and obligations hereunder. After any retiring Facility Agent's resignation, the provisions of this Credit Agreement and the other Loan Documents shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as Facility Agent.

         16.10. NOTIFICATION OF DEFAULTS AND EVENTS OF DEFAULT. Each Lender hereby agrees that, upon learning of the existence of a Default or an Event of Default, it shall promptly notify the Facility Agent thereof. The Facility Agent hereby agrees that upon learning of the existence of a Default or Event of Default or receipt of any notice under this ss.16.10 it shall promptly notify the other Lenders of the existence of such Default or Event of Default or the receipt of such notice.

         16.11. DUTIES IN THE CASE OF ENFORCEMENT. In case one or more Events of Default have occurred and shall be continuing, and whether or not acceleration of the Obligations shall have occurred, the Facility Agent shall, if (i) so requested by the Majority Lenders and (ii) the Lenders have provided to the Facility Agent such additional indemnities and assurances against expenses and liabilities as the Facility Agent may reasonably request, proceed to enforce the provisions of the Security Documents authorizing the sale or other disposition of all or any part of the Collateral and exercise all or any such other legal and equitable and other rights or remedies as it may have in respect of such Collateral. The Majority Lenders may direct the Facility Agent in writing as to the method and the extent of any such sale or other disposition, the Lenders hereby agreeing to indemnify and hold the Facility Agent, harmless from all liabilities incurred in respect of all actions taken or omitted in accordance with such directions, PROVIDED that the Facility Agent need not comply with any such direction to the extent that the Facility Agent reasonably believes the Facility Agent's compliance with such direction to be unlawful or commercially unreasonable in any applicable jurisdiction.



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                                      108



                                  17. EXPENSES.

         The Borrower agrees to pay (i) the reasonable costs of producing and reproducing this Credit Agreement, the other Loan Documents and the other agreements and instruments mentioned herein, (ii) any taxes (including any interest and penalties in respect thereto) payable by the Facility Agent or any of the Lenders (other than taxes based upon the Facility Agent's or any Lender's net income) on or with respect to the transactions contemplated by this Credit Agreement (the Borrower hereby agreeing to indemnify the Facility Agent and each Lender with respect thereto), (iii) the reasonable fees, expenses and disbursements of the Facility Agent's Special Counsel and any local counsel to the Facility Agent incurred in connection with the preparation, administration or interpretation of the Loan Documents and other instruments mentioned herein, each closing hereunder, and amendments, modifications, approvals, consents or waivers hereto or hereunder, (iv) the fees, expenses and disbursements of the Facility Agent and the Syndication Agent incurred by the Facility Agent and the Syndication Agent in connection with the preparation, syndication, administration or interpretation of the Loan Documents and other instruments mentioned herein, including the fees and expenses related to commercial finance examinations, collateral monitoring, and publicity and all title insurance premiums and surveyor, engineering and appraisal charges, (v) any fees, costs, expenses and bank charges, including bank charges for returned checks, incurred by the Facility Agent in establishing, maintaining or handling agency accounts, lock box accounts and other accounts for the collection of any of the Collateral; (vi) all reasonable out-of-pocket expenses (including without limitation reasonable attorneys' fees and costs, which attorneys may be employees of any Lender or the Facility Agent, and reasonable consulting, accounting, appraisal, investment banking and similar professional fees and charges) incurred by any Lender or the Facility Agent in connection with the enforcement of or preservation of rights under any of the Loan Documents against the Borrower or any of its Subsidiaries or the administration thereof after the occurrence of a Default or Event of Default; (vii) all reasonable out-of-pocket expenses (including without limitation reasonable attorneys' fees and costs, which attorneys may be employees of the Facility Agent, and reasonable consulting, accounting, appraisal, investment banking and similar professional fees and charges) incurred by the Facility Agent in connection with any litigation, proceeding or dispute whether arising hereunder or otherwise, in any way related to the Facility Agent's relationship with the Borrower or any of its Subsidiaries; and (viii) all reasonable fees, expenses and disbursements of the Facility Agent incurred in connection with searches and filings under the Uniform Commercial Code and any other system for the registration of liens or charges over property or mortgage recordings. The covenants of this ss.17 shall survive payment or satisfaction of all other Obligations.

                              18. INDEMNIFICATION.

         The Borrower agrees to indemnify and hold harmless the Facility Agent and the Lenders and their respective officers, directors, employees, affiliates, agents and controlling persons (whether or not any of such indemnified persons is a party hereto) from and against any and all claims, actions, litigation, investigation, proceeding and suits whether groundless or otherwise, and from and against any and all liabilities, losses, damages and expenses of every nature and character arising out of, or in connection with, this Credit Agreement or any of the other Loan Documents or the transactions contemplated hereby including, without limitation, (i) any actual or proposed use by the Borrower or any of its Subsidiaries of the proceeds of any of the Loans or Letters of Credit, (ii) the reversal or withdrawal of any provisional credits granted by the Facility Agent upon the transfer of funds from bank agency or lock box accounts or in connection with the provisional honoring of checks or other items, (iii) any actual or alleged infringement of any patent, copyright, trademark, service mark or similar right of the Borrower or any of its Subsidiaries comprised in the Collateral, (iv) the Borrower or any of its Subsidiaries entering into or performing this Credit Agreement or any of the other Loan Documents, (v) with respect to the Borrower and its Subsidiaries and their respective properties and assets, the violation of any Environmental Law, the presence, disposal, escape, seepage, leakage, spillage, discharge, emission, release or threatened release of any Hazardous Substances or any action, suit, proceeding or investigation brought or threatened with respect to any Hazardous Substances (including, but not limited to, claims with respect to wrongful death, personal injury or damage to property), (vi) any release by an Approved Customs Broker of goods pursuant to a Customs Agent Agreement, or (vii) any obligations under a "steamship guarantee" or similar arrangement relating to the Borrower or its Subsidiaries, in each case including, without limitation, the reasonable fees and disbursements of counsel and allocated costs of internal counsel incurred in connection with any such investigation, litigation or other proceeding. In litigation, or the preparation therefor, the Lenders, the Facility Agent and each other indemnified person shall be entitled to select their own counsel and, in addition to the foregoing indemnity, the Borrower agrees to pay promptly the reasonable fees and expenses of such counsel. If, and to the extent that the obligations of the Borrower under this ss.18 are unenforceable for any reason, the Borrower hereby agrees to make the maximum contribution to the payment in satisfaction of such obligations which is permissible under applicable law. The covenants contained in this ss.18 shall survive payment or satisfaction in full of all other Obligations. The foregoing indemnity shall not, as to any indemnified person, apply to such person's losses, claims, damages, liabilities or related expenses to the extent that they arise from the bad faith, willful misconduct, or gross negligence of such indemnified person, as may be conclusively and finally determined by a final non-applicable order of a court of competent jurisdiction.

                         19. SURVIVAL OF COVENANTS, ETC.

         All covenants, agreements, representations and warranties made herein, in the Notes, in any of the other Loan Documents or in any documents or other papers delivered by or on behalf of the Borrower or any of its Subsidiaries pursuant hereto shall be deemed to have been relied upon by the Lenders and the Facility Agent, notwithstanding any investigation heretofore or hereafter made by any of them, and shall survive the making by the Lenders of any of the Loans and the issuance, extension or renewal of any Letters of Credit, as herein contemplated, and shall continue in full force and effect so long as any Letter of Credit or any amount due under this Credit Agreement or the Notes or any of the other Loan Documents remains outstanding or any Lender has any obligation to make any Loans or the Facility Agent has any obligation to issue, extend or renew any Letter of Credit, and for such further time as may be otherwise expressly specified in this Credit Agreement. All statements contained in any certificate or other paper delivered to any Lender or the Facility Agent at any time by or on behalf of the Borrower or any of its Subsidiaries pursuant hereto or in connection with the transactions contemplated hereby shall constitute representations and warranties by the Borrower or such Subsidiary hereunder.

                        20. ASSIGNMENT AND PARTICIPATION.

         20.1. CONDITIONS TO ASSIGNMENT BY LENDERS. Except as provided herein, each Lender may assign to one or more Eligible Assignees all or a portion of its interests, rights and obligations under this Credit Agreement (including all or a portion of its Commitment Percentage and Commitment and the same portion of the Loans at the time owing to it, the Notes held by it and its participating interest in the risk relating to any Letters of Credit); PROVIDED that (i) each of the Facility Agent and, except for the initial syndication of the commitments hereunder and so long as no Default or Event of Default shall have occurred and be continuing, the Borrower shall have given its prior written consent to such assignment, (each such consent not to be unreasonably withheld), (ii) each such assignment shall be of a constant, and not a varying, percentage of all the assigning Lender's rights and obligations under this Credit Agreement, (iii) after giving effect to such assignment, each Lender will have a Commitment of not less than $7,500,000, and (iv) the parties to such assignment shall execute and deliver to the Facility Agent, for recording in the Register (as hereinafter defined), an Assignment and Acceptance, substantially in the form of EXHIBIT F hereto (an "Assignment and Acceptance"), together with any Notes subject to such assignment. Upon such execution, delivery, acceptance and recording, from and after the effective date specified in each Assignment and Acceptance, which effective date shall be at least five (5) Business Days after the execution thereof, (i) the assignee thereunder shall be a party hereto and, to the extent provided in such Assignment and Acceptance, have the rights and obligations of a Lender hereunder, and (ii) the assigning Lender shall, to the extent provided in such assignment and upon payment to the Facility Agent of the registration fee referred to in ss.20.3, be released from its obligations under this Credit Agreement.

         20.2. CERTAIN REPRESENTATIONS AND WARRANTIES; LIMITATIONS; COVENANTS. By executing and delivering an Assignment and Acceptance, the parties to the assignment thereunder confirm to and agree with each other and the other parties hereto as follows:

                  (a) other than the representation and warranty that it is the legal and beneficial owner of the interest being assigned thereby free and clear of any adverse claim, the assigning Lender makes no
         representation  or  warranty,   express  or  implied,  and  assumes  no
         responsibility with respect to any statements, warranties or representations made in or in connection with this Credit Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Credit Agreement, the other Loan Documents or any other instrument or document furnished pursuant hereto or the
         attachment,   perfection  or  priority  of  any  security  interest  or
         mortgage,

                  (b) the assigning Lender makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower and its Subsidiaries or any other Person primarily or secondarily liable in respect of any of the Obligations, or the performance or observance by the Borrower and its Subsidiaries or any other Person primarily or secondarily liable in respect of any of the Obligations of any of their obligations under this Credit Agreement or any of the other Loan Documents or any other instrument or document furnished pursuant hereto or thereto;

                  (c) such assignee confirms that it has received a copy of this Credit Agreement, together with copies of the most recent financial statements referred to in ss.8.4 and ss.9.4 and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance;

                  (d) such assignee will, independently and without reliance upon the assigning Lender, the Facility Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Credit Agreement;

                  (e) such assignee represents and warrants that it is an Eligible Assignee;

                  (f) such assignee appoints and authorizes the Facility Agent to take such action as Facility Agent on its behalf and to exercise such powers under this Credit Agreement and the other Loan Documents as are delegated to the Facility Agent by the terms hereof or thereof, together with such powers as are reasonably incidental thereto;

                  (g) such assignee agrees that it will perform in accordance with their terms all of the obligations that by the terms of this Credit Agreement are required to be performed by it as a Lender;

                  (h) such assignee represents and warrants that it is legally authorized to enter into such Assignment and Acceptance; and

                  (i) such assignee acknowledges that it has made arrangements with the assigning Lender satisfactory to such assignee with respect to its PRO RATA share of Letter of Credit Fees in respect of outstanding Letters of Credit.

         20.3. REGISTER. The Facility Agent shall maintain a copy of each Assignment and Acceptance delivered to it and a register or similar list (the "REGISTER") for the recordation of the names and addresses of the Lenders and the Commitment Percentage of, and principal amount of the Revolving Credit Loans owing to and Letter of Credit Participations purchased by, the Lenders from time to time. The entries in the Register shall be conclusive, in the absence of manifest error, and the Borrower, the Facility Agent and the Lenders may treat each Person whose name is recorded in the Register as a Lender hereunder for all purposes of this Credit Agreement. The Register shall be available for inspection by the Borrower and the Lenders at any reasonable time and from time to time upon reasonable prior notice. Upon each such recordation, the assigning Lender agrees to pay to the Facility Agent a registration fee in the sum of $3,000.

         20.4. NEW NOTES. Upon its receipt of an Assignment and Acceptance executed by the parties to such assignment, together with each Note subject to such assignment, the Facility Agent shall (i) record the information contained therein in the Register, and (ii) give prompt notice thereof to the Borrower and the Lenders (other than the assigning Lender). Within five (5) Business Days after receipt of such notice, the Borrower, at its own expense, shall execute and deliver to the Facility Agent, in exchange for each surrendered Note, a new Note to the order of such Eligible Assignee in an amount equal to the amount assumed by such Eligible Assignee pursuant to such Assignment and Acceptance and, if the assigning Lender has retained some portion of its obligations hereunder, a new Note to the order of the assigning Lender in an amount equal to the amount retained by it hereunder. Such new Notes shall provide that they are replacements for the surrendered Notes, shall be in an aggregate principal amount equal to the aggregate principal amount of the surrendered Notes, shall be dated the effective date of such in Assignment and Acceptance and shall otherwise be substantially the form of the assigned Notes. Within five (5) days of issuance of any new Notes pursuant to this ss.20.4 (other than the issuance of any new Notes resulting from an assignment constituting part of the initial syndication of the Loans hereunder), the Borrower shall deliver an opinion of counsel, addressed to the Lenders and the Facility Agent, relating to the due authorization, execution and delivery of such new Notes and the legality, validity and binding effect thereof, in form and substance satisfactory to the Lenders. The surrendered Notes shall be cancelled and returned to the Borrower.

         20.5. PARTICIPATIONS. Each Lender may sell participations to one or more Lenders or other entities in all or a portion of such Lender's rights and obligations under this Credit Agreement and the other Loan Documents; PROVIDED that (i) any such sale or participation shall not affect the rights and duties of the selling Lender hereunder to the Borrower and (ii) the only rights granted to the participant pursuant to such participation arrangements with respect to waivers, amendments or modifications of the Loan Documents shall be the rights to approve waivers, amendments or modifications that would reduce the principal of or the interest rate on any Loans, extend the term or increase the amount of the Commitment of such Lender as it relates to such participant, reduce the amount of any commitment fees or Letter of Credit Fees to which such participant is entitled or extend any regularly scheduled payment date for principal or interest.

         20.6. DISCLOSURE. The Borrower agrees that in addition to disclosures made in accordance with standard and customary banking practices any Lender may disclose information obtained by such Lender pursuant to this Credit Agreement to assignees or participants and potential assignees or participants hereunder; PROVIDED that such assignees or participants or potential assignees or participants shall agree (i) to treat in confidence such information unless such information otherwise becomes public knowledge, (ii) not to disclose such information to a third party, except as required by law or legal process and
(iii) not to make use of such information for purposes of transactions unrelated to such contemplated assignment or participation.

         20.7. ASSIGNEE OR PARTICIPANT AFFILIATED WITH THE BORROWER. If any assignee Lender is an Affiliate of the Borrower, then any such assignee Lender shall have no right to vote as a Lender hereunder or under any of the other Loan Documents for purposes of granting consents or waivers or for purposes of agreeing to amendments or other modifications to any of the Loan Documents or for purposes of making requests to the Facility Agent pursuant to ss.14.1 or ss.14.2, and the determination of the Majority Lenders shall for all purposes of this Agreement and the other Loan Documents be made without regard to such assignee Lender's interest in any of the Loans. If any Lender sells a participating interest in any of the Loans or Reimbursement Obligations to a participant, and such participant is the Borrower or an Affiliate of the Borrower, then such transferor Lender shall promptly notify the Facility Agent of the sale of such participation. A transferor Lender shall have no right to vote as a Lender hereunder or under any of the other Loan Documents for purposes of granting consents or waivers or for purposes of agreeing to amendments or modifications to any of the Loan Documents or for purposes of making requests to the Facility Agent pursuant to ss.14.1 or ss.14.2 to the extent that such participation is beneficially owned by the Borrower or any Affiliate of the Borrower, and the determination of the Majority Lenders shall for all purposes of this Agreement and the other Loan Documents be made without regard to the interest of such transferor Lender in the Loans to the extent of such participation.

         20.8. MISCELLANEOUS ASSIGNMENT PROVISIONS. The Borrower shall pay its own fees and expenses and the fees and expenses of the Facility Agent in connection with any assignment hereunder. With the exception of the initial syndication of the Loans and the Commitment by FNBB, the Borrower shall not be obligated to pay the fees and expenses of the Assignor party to any assignment. Any assigning Lender shall retain its rights to be indemnified pursuant to ss.17 with respect to any claims or actions arising prior to the date of such assignment. If any assignee Lender is not incorporated under the laws of the United States of America or any state thereof, it shall, prior to the date on which any interest or fees are payable hereunder or under any of the other Loan Documents for its account, deliver to the Borrower and the Facility Agent certification as to its exemption from deduction or withholding of any United States federal income taxes. Anything contained in this ss.20 to the contrary notwithstanding, any Lender may at any time pledge all or any portion of its interest and rights under this Credit Agreement (including all or any portion of its Notes) to any of the twelve Federal Reserve Lenders organized under ss.4 of the Federal Reserve Act, 12 U.S.C. ss.341. No such pledge or the enforcement thereof shall release the pledgor Lender from its obligations hereunder or under any of the other Loan Documents.

         20.9. ASSIGNMENT BY BORROWER. Neither the Borrower nor any of its Subsidiaries shall assign or transfer any of their rights or obligations under any of the Loan Documents without the prior written consent of each of the Lenders.

                                21. NOTICES, ETC.

         Except as otherwise expressly provided in this Credit Agreement, all notices and other communications made or required to be given pursuant to this Credit Agreement or the Notes or any Letter of Credit Applications shall be in writing and shall be delivered in hand, mailed by United States registered or certified first class mail, postage prepaid, sent by overnight courier, or sent by telecopy and confirmed by delivery via overnight courier or postal service, addressed as follows:

                  (a) if to the Borrower or any of the Guarantors, at 77 Metro Way, Secaucus, New Jersey 07094, Attention: Mr. Dennis Kelly, Telecopy
         No.: (201) 864-7768 or at such other address for notice as the Borrower shall last have furnished in writing to the Person giving the notice;

                  (b) if to the Facility Agent, at 100 Federal Street, Boston, Massachusetts 02110, USA, Attention: Paul Feloney, Vice President, Telecopy No.: (617) 434-2309 or such other address for notice as the Facility Agent shall last have furnished in writing to the Person giving the notice; and

                  (c) if to any Lender,  at such  Lender's  address set forth on
         SCHEDULE 1 hereto, or such other address for notice as such Lender shall have last furnished in writing to the Person giving the notice.

         Any such notice or demand shall be deemed to have been duly given or made and to have become effective (i) if delivered by hand, overnight courier or telecopier to a responsible officer of the party to which it is directed, at the time of the receipt thereof by such officer or the sending of such telecopy and
(ii) if sent by registered or certified first-class mail, postage prepaid, on the third Business Day following the mailing thereof.

                               22. GOVERNING LAW.

         THIS CREDIT AGREEMENT AND, EXCEPT AS OTHERWISE SPECIFICALLY PROVIDED THEREIN, EACH OF THE OTHER LOAN DOCUMENTS ARE CONTRACTS UNDER THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS AND SHALL FOR ALL PURPOSES BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF SAID COMMONWEALTH OF MASSACHUSETTS (EXCLUDING THE LAWS APPLICABLE TO CONFLICTS OR CHOICE OF LAW). EACH OF THE BORROWER AND THE GUARANTORS AGREES THAT ANY SUIT FOR THE ENFORCEMENT OF THIS CREDIT AGREEMENT, THE GUARANTY OR ANY OF THE OTHER LOAN DOCUMENTS MAY BE BROUGHT IN THE COURTS OF THE COMMONWEALTH OF MASSACHUSETTS OR ANY FEDERAL COURT SITTING THEREIN AND CONSENTS TO THE NONEXCLUSIVE JURISDICTION OF SUCH COURT AND SERVICE OF PROCESS IN ANY SUCH SUIT BEING MADE UPON THE BORROWER OR SUCH GUARANTOR BY MAIL AT THE ADDRESS SPECIFIED IN SS.21. EACH OF THE BORROWER AND THE GUARANTORS HEREBY WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH SUIT OR ANY SUCH COURT OR THAT SUCH SUIT IS BROUGHT IN AN INCONVENIENT COURT.

                                 23. HEADINGS.

         The captions in this Credit Agreement are for convenience of reference only and shall not define or limit the provisions hereof.

                               24. COUNTERPARTS.

         This Credit Agreement and any amendment hereof may be executed in several counterparts and by each party on a separate counterpart, each of which when executed and delivered shall be an original, and all of which together shall constitute one instrument. In proving this Credit Agreement it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom enforcement is sought.

                           25. ENTIRE AGREEMENT, ETC.

         The Loan Documents and any other documents executed in connection herewith or therewith express the entire understanding of the parties with respect to the transactions contemplated hereby. Neither this Credit Agreement nor any term hereof may be changed, waived, discharged or terminated, except as provided in ss.27.

                           26. WAIVER OF JURY TRIAL.

         Each of the Borrower and the Guarantors hereby waives its right to a jury trial with respect to any action or claim arising out of any dispute in connection with this Credit Agreement, the Notes or any of the other Loan Documents, any rights or obligations hereunder or thereunder or the performance of which rights and obligations. Except as prohibited by law, each of the Borrower and the Guarantors hereby waives any right it may have to claim or recover in any litigation referred to in the preceding sentence any special, exemplary, punitive or consequential damages or any damages other than, or in addition to, actual damages. Each of the Borrower and the Guarantors (i) certifies that no representative, agent or attorney of any Lender or the Facility Agent has represented, expressly or otherwise, that such Lender or the Facility Agent would not, in the event of litigation, seek to enforce the foregoing waivers and (ii) acknowledges that the Facility Agent and the Lenders have been induced to enter into this Credit Agreement, the other Loan Documents to which it is a party by, among other things, the waivers and certifications contained herein.

                    27. CONSENTS, AMENDMENTS, WAIVERS, ETC.

         Any consent or approval required or permitted by this Credit Agreement to be given by the Lenders may be given, and any term of this Credit Agreement, the other Loan Documents or any other instrument related hereto or mentioned herein may be amended, and the performance or observance by the Borrower or any of its Subsidiaries of any terms of this Credit Agreement, the other Loan Documents or such other instrument or the continuance of any Default or Event of Default may be waived (either generally or in a particular instance and either retroactively or prospectively) with, but only with, the written consent of the Borrower and the written consent of the Majority Lenders. Notwithstanding the foregoing, (a) the rate of interest on the Notes (other than interest accruing pursuant to ss.6.11.2 following the effective date of any waiver by the Majority Lenders of the Default or Event of Default relating thereto), the provisions of ss.6.12, the term of the Notes, the amount of the Commitments of any of the Lenders, the date and amount of any principal payments required hereunder, the amount of the commitment fee or Letter of Credit Fees hereunder, and this ss.27 may not be changed without the written consent of the Borrower and the written consent of all the Lenders; (b) the definition of Majority Lenders or Required Lenders may not be amended without the written consent of all of the Lenders; (c) the components of, or percentage advance rates under, the Borrowing Base, may not be modified without the consent of all the Lenders, PROVIDED that such components may be modified with the consent of the Required Lenders so long as (i) such modifications would not exist for a period of more than ninety (90) days and
(ii) such modifications, in the aggregate, would not increase availability under the Borrowing Base by an amount greater than the lesser of (X) $10,000,000 and
(Y) ten percent (10%) of such availability, in each case determined immediately before such modification; and (d) the amount of the Facility Agent's Fee or any Letter of Credit Fees payable for the Facility Agent's account, ss.16 hereof and this clause (d) may not be amended without the written consent of the Facility Agent. Except for (a) dispositions permitted pursuant to ss.10.5.2 (which, in the case of this clause (a), would require the consent of the Facility Agent), and (b) the use of cash collateral in a bankruptcy proceeding (which, in the case of this clause (b), would require the consent of the Required Lenders), no Collateral may be released without the consent of all the Lenders. No waiver shall extend to or affect any obligation not expressly waived or impair any right consequent thereon. No course of dealing or delay or omission on the part of the Facility Agent or any Lender in exercising any right shall operate as a waiver thereof or otherwise be prejudicial thereto. No notice to or demand upon the Borrower shall entitle the Borrower to other or further notice or demand in similar or other circumstances.

                               28. SEVERABILITY.

         The provisions of this Credit Agreement are severable and if any one clause or provision hereof shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction, and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision of this Credit Agreement in any jurisdiction.

IN WITNESS WHEREOF, the undersigned have duly executed this Credit Agreement as a sealed instrument as of the date first set forth above.



                                   SASSCO FASHIONS, LTD.



                                   By:    /s/ Arthur S. Levine
                                       ---------------------------
                                        Name:  Arthur S. Levine
                                        Title: Chief Executive Officer


                                   ASIA EXPERT, LIMITED, as Guarantor



                                   By:    /s/ Arthur S. Levine
                                       ---------------------------
                                        Name:  Arthur S. Levine
                                        Title: Director


                                   ASL RETAIL OUTLETS, INC., as
                                   Guarantor



                                   By:    /s/ Arthur S. Levine
                                       ---------------------------
                                        Name:  Arthur S. Levine
                                        Title: Vice President


                                   SASSCO EUROPE, LTD. as Guarantor



                                   By:    /s/ Arthur S. Levine
                                       ---------------------------
                                        Name:  Arthur S. Levine
                                        Title: Senior Vice President

                                   ASL/K LICENSING CORP., as Guarantor



                                   By:   /s/  Lester E. Schreiber
                                       ---------------------------
                                        Name:  Lester E. Schreiber
                                        Title: Vice President


                                   TOMWELL, LIMITED, as Guarantor



                                   By:   /s/  Lester E. Schreiber
                                       ---------------------------
                                        Name:  Lester E. Schreiber
                                        Title: Director


                                    VIEWMON, LIMITED, as Guarantor



                                   By:   /s/  Lester E. Schreiber
                                       ---------------------------
                                        Name:  Lester E. Schreiber
                                        Title: Director

                                   BANKBOSTON, N.A., individually and as
                                   Facility Agent



                                   By:  /s/  Paul Feloney, Jr.
                                       ---------------------------
                                        Name:  Paul Feloney, Jr.
                                        Title: Vice President


                                   BANCBOSTON SECURITIES, INC., as
                                   Syndication Agent



                                   By:  /s/  Anne Helgen
                                       ---------------------------
                                        Name:  Anne Helgen
                                        Title: Managing Director


                                   CITICORP USA, INC., individually and as
                                   Documentation Agent



                                   By:  /s/  Shapleigh B. Smith
                                       ---------------------------
                                        Name:  Shapleigh B. Smith
                                        Title: Vice President


                                   HELLER FINANCIAL, INC., individually and as Co-Agent



                                   By:  /s/  Iris Steinhardt
                                       ---------------------------
                                        Name:  Iris Steinhardt
                                        Title: Vice President

                                   BTM CAPITAL CORPORATION



                                   By:  /s/  [?]
                                       ---------------------------
                                        Name:
                                        Title: Executive Vice President

                                   CORESTATES BANK, N.A.



                                   By:  /s/  [?]
                                       ---------------------------
                                        Name:
                                        Title:


                                   LASALLE NATIONAL BANK



                                   By:  /s/  Sara K. [?]
                                       ---------------------------
                                        Name:
                                        Title: Vice President


                                   FOOTHILL CAPITAL CORPORATION



                                   By:  /s/  Mike [?]
                                       ---------------------------
                                        Name:
                                        Title: Vice President